                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4367
                                                     --------

                         Columbia Funds Series Trust I
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
                    ---------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750
                                                          --------------

                    Date of fiscal year end: March 31, 2007
                                             --------------

                   Date of reporting period: March 31, 2007
                                             --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

[LOGO] Columbia Management(R)

                                                                  --------------

Columbia World Equity Fund

Annual Report - March 31, 2007

                       NOT FDIC INSURED  May Lose Value
                                        -----------------
                                        No Bank Guarantee

President's Message

                                                                 March 31, 2007

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Fund Profile                   6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                   14

                       Statement of Operations       16

                       Statement of Changes in Net
                       Assets                        17

                       Financial Highlights          19

                       Notes to Financial Statements 22

                       Report of Independent
                       Registered Public
                       Accounting Firm               30

                       Unaudited Information         31

                       Fund Governance               32

                       Board Consideration and
                       Approval of Investment
                       Advisory Agreements           36

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    39

                       Important Information
                       About This Report             45

  The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds


                     Dear Shareholder:
                     Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

                     Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

.. Gotten married or divorced
.. Added a child to your family
.. Made a significant change in employment
.. Entered or moved significantly closer to retirement
.. Experienced a serious illness or death in the family
.. Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. When the stock market is up, the bond market is typically down -- and vice versa. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

Economic Update - Columbia World Equity Fund


  Summary

  For the 12-month period ended March 31, 2007

 . The world's major stock markets moved higher, boosted by generally solid economic growth. Foreign markets were generally stronger than the US market, as measured by the MSCI EAFE Index.

                  MSCI World                                         MSCI EAFE
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                    15.44%                                            20.20%

  The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.
  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
  (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
World economic growth advanced at a healthy pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. For 2006, world gross domestic product was estimated at 3.6%. In 2007, growth is expected to slow somewhat to 3.0%, primarily because of slower growth in the United States, where a weak housing market weighed on the economy throughout the period. Core inflation remained above the comfort level of central banks in most of the world's major economies, and most central banks raised short-term interest rates in an effort to control inflationary pressures during the period.

Slower growth for euro zone economies
In the euro zone, the economy expanded 2.75% in 2006, as strong external trade boosted growth. However, the economy got off to a slower start in 2007, as both export demand and private consumption showed signs of weakening. The European Central Bank (ECB) continued to raise its key policy rate in quarter-point increments throughout the period, reflecting continued concerns about inflation. Capacity utilization is tight, as many factories are close to their limits; wages have increased; and money supply growth reached a record high in January--lending support to the ECB's policy decisions.

Japan's economy loses some momentum
Japan's economy maintained a slow but relatively steady pace of growth throughout the period. However, it lost momentum in the early months of 2007 as exports cooled and consumer spending remained weak. Although inflation is negligible, the Bank of Japan appears set to lift interest rates later this year. Elsewhere in Asia, the economies of South Korea and Taiwan also showed signs of slowing as external demand for technology-related exports decelerated sharply in the final months of 2006.

China continues to expand at record pace
China's economy expanded at an estimated pace of 10.6% in 2006--its fastest growth in over a decade--despite government-induced monetary and administrative measures designed to cool the engines of growth. China's export-driven economy remains vulnerable to slower growth around the globe. Nevertheless, it showed signs of continued expansion at an impressive pace in the early months of 2007.

World stock markets reflected economic strength
In an environment of generally healthy growth, the world's major stock markets delivered robust returns. The Morgan Stanley Capital International (MSCI) EAFE Index, which measures stock market performance in major developed countries around the world (excluding the United States and Canada), returned 20.20%. Despite a sharp sell-off in February, most markets regained their forward momentum and bounced back with significant strength. The MSCI World Index, which includes the US market, returned 15.44%.

Pass performance is no guarantee of future results.

Performance Information - Columbia World Equity Fund

  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                                 Annual operating expense ratio*

                                 Class A          1.47%
                                 Class B          2.22%
                                 Class C          2.22%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

                           Growth of a $10,000
                           investment 04/01/97 -
                           03/31/07

                                     [CHART]

              Class A shares     Class A shares
                  without             with        MSCI World
               sales charge       sales charge       Index
               --------------   ----------------  ----------
                  $10,000             $9,425         $10,000
04/30/1997         10,204              9,617         10,325
05/31/1997         10,635             10,023         10,960
06/30/1997         10,957             10,327         11,505
07/31/1997         11,257             10,610         12,033
08/31/1997         10,630             10,019         11,225
09/30/1997         11,238             10,592         11,834
10/31/1997         10,829             10,206         11,209
11/30/1997         11,424             10,767         11,405
12/31/1997         11,950             11,263         11,542
01/31/1998         11,815             11,136         11,862
02/28/1998         12,415             11,701         12,662
03/31/1998         13,246             12,484         13,195
04/30/1998         13,210             12,451         13,322
05/31/1998         12,995             12,248         13,153
06/30/1998         13,240             12,479         13,463
07/31/1998         13,468             12,694         13,439
08/31/1998         11,646             10,976         11,645
09/30/1998         12,260             11,555         11,849
10/31/1998         12,788             12,053         12,918
11/30/1998         13,128             12,373         13,684
12/31/1998         14,035             13,228         14,350
01/31/1999         14,546             13,710         14,663
02/28/1999         13,903             13,104         14,271
03/31/1999         13,823             13,028         14,864
04/30/1999         14,403             13,575         15,448
05/31/1999         14,752             13,904         14,881
06/30/1999         15,010             14,147         15,573
07/31/1999         14,651             13,809         15,524
08/31/1999         14,231             13,412         15,495
09/30/1999         14,195             13,379         15,343
10/31/1999         15,129             14,259         16,138
11/30/1999         15,713             14,810         16,590
12/31/1999         17,806             16,782         17,930
01/31/2000         17,658             16,643         16,901
02/29/2000         18,230             17,182         16,945
03/31/2000         19,020             17,926         18,114
04/30/2000         17,352             16,354         17,346
05/31/2000         16,937             15,963         16,905
06/30/2000         17,659             16,643         17,472
07/31/2000         17,056             16,076         16,977
08/31/2000         17,838             16,812         17,527
09/30/2000         16,919             15,946         16,593
10/31/2000         16,325             15,386         16,313
11/30/2000         14,327             13,503         15,321
12/31/2000         15,487             14,597         15,566
01/31/2001         15,853             14,941         15,867
02/28/2001         14,666             13,822         14,524
03/31/2001         13,696             12,909         13,567
04/30/2001         14,610             13,770         14,567
05/31/2001         14,176             13,361         14,378
06/30/2001         13,685             12,898         13,925
07/31/2001         13,331             12,564         13,738
08/31/2001         12,783             12,048         13,077
09/30/2001         11,811             11,132         11,924
10/31/2001         11,834             11,153         12,152
11/30/2001         11,949             11,262         12,869
12/31/2001         12,051             11,358         12,948
01/31/2002         11,274             10,626         12,555
02/28/2002         10,886             10,260         12,444
03/31/2002         11,194             10,551         13,018
04/30/2002         10,977             10,346         12,552
05/31/2002         10,806             10,185         12,573
06/30/2002         10,338              9,744         11,809
07/31/2002          9,550              9,001         10,812
08/31/2002          9,608              9,055         10,830
09/30/2002          8,842              8,333          9,638
10/31/2002          9,276              8,743         10,348
11/30/2002          9,779              9,217         10,905
12/31/2002          9,573              9,023         10,375
01/31/2003          9,368              8,829         10,059
02/28/2003          9,253              8,721          9,883
03/31/2003          9,253              8,721          9,850
04/30/2003          9,961              9,388         10,723
05/31/2003         10,475              9,873         11,333
06/30/2003         10,533              9,927         11,528
07/31/2003         10,830             10,207         11,761
08/31/2003         11,104             10,465         12,014
09/30/2003         10,978             10,347         12,086
10/31/2003         11,641             10,972         12,801
11/30/2003         11,801             11,122         12,994
12/31/2003         12,441             11,725         13,809
01/31/2004         12,635             11,908         14,030
02/29/2004         12,737             12,005         14,264
03/31/2004         12,668             11,940         14,170
04/30/2004         12,349             11,639         13,880
05/31/2004         12,360             11,649         14,006
06/30/2004         12,623             11,897         14,293
07/31/2004         12,155             11,456         13,827
08/31/2004         12,132             11,434         13,888
09/30/2004         12,360             11,649         14,151
10/31/2004         12,645             11,918         14,497
11/30/2004         13,251             12,489         15,258
12/31/2004         13,749             12,959         15,841
01/31/2005         13,520             12,742         15,485
02/28/2005         14,025             13,219         15,976
03/31/2005         13,682             12,895         15,667
04/30/2005         13,452             12,679         15,324
05/31/2005         13,728             12,938         15,597
06/30/2005         13,843             13,047         15,733
07/31/2005         14,325             13,501         16,282
08/31/2005         14,428             13,598         16,404
09/30/2005         14,875             14,020         16,830
10/31/2005         14,542             13,706         16,421
11/30/2005         14,932             14,073         16,968
12/31/2005         15,286             14,407         17,345
01/31/2006         15,920             15,005         18,120
02/28/2006         15,874             14,961         18,093
03/31/2006         16,301             15,364         18,491
04/30/2006         16,878             15,907         19,053
05/31/2006         16,267             15,332         18,402
06/30/2006         16,272             15,336         18,396
07/31/2006         16,365             15,424         18,510
08/31/2006         16,761             15,797         18,991
09/30/2006         16,935             15,961         19,217
10/31/2006         17,517             16,510         19,923
11/30/2006         17,936             16,905         20,411
12/31/2006         18,435             17,375         20,825
01/31/2007         18,713             17,637         21,071
02/28/2007         18,459             17,397         20,961
03/31/2007         18,762             17,683         21,344
The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia World Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                          Performance of a $10,000 investment 04/01/97 - 03/31/07 ($)

                          Share class
                          -----------------------------------------------------------
                          Sales charge            without            with
                          Class A                 18,762             17,683
                          Class B                 17,371             17,371
                          Class C                 17,345             17,345

              Average annual total return as of 03/31/07 (%)

              Share class      A                  B               C
              -----------------------------------------------------------------
              Inception        10/15/91           03/27/95        03/27/95
              -----------------------------------------------------------------
              Sales charge     without    with    without    with without with
              1-year           15.11      8.49    14.17      9.17 14.19   13.19
              5-year           10.88      9.57    10.04      9.76 10.01   10.01
              10-year           6.49      5.87     5.68      5.68  5.66    5.66

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.
Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Your Expenses - Columbia World Equity Fund


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 . For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.
 . For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 - 03/31/07

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical       Actual
Class A 1,000.00    1,000.00        1,108.00 1,017.70      7.62    7.29               1.45
Class B 1,000.00    1,000.00        1,103.32 1,013.96     11.54   11.05               2.20
Class C 1,000.00    1,000.00        1,103.42 1,013.96     11.54   11.05               2.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report - Columbia World Equity Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                       Net asset value per share
                       as of 03/31/07 ($)
                       Class A                      15.48
                       Class B                      14.86
                       Class C                      14.84
                       Distributions declared per share
                       04/01/06 - 03/31/07 ($)
                       Class A                       0.75
                       Class B                       0.61
                       Class C                       0.61
                       Holdings discussed in this report
                       as of 03/31/07 (%)
                       Toyota Motor Corp.             0.7
                       JM AB                          0.5
                       Volvo AB                       0.6
                       SKF AB                         0.7
                       BASF AG                        1.2
                       Salzgitter AG                  0.8
                       E.ON AG                        1.1
                       Kohl's Corp.                   0.8
                       Federated Department
                         Stores, Inc.                 0.9
                       MEMC Electronic
                         Materials, Inc.              0.6
                       Taiwan Semiconductor
                         Manufacturing Co., Ltd.      0.6
                       Telefonica O2 Czech Republic
                         AS                           0.4
                       Merrill Lynch & Co., Inc.      0.9

  The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.
For the 12-month period that ended March 31, 2007, Columbia World Equity Fund Class A shares returned 15.11% without sales charge. The fund's benchmark, the MSCI World Index, returned 15.44%./1/ The average return of funds in the fund's peer group, the Morningstar World Stock Category, was 13.97% over the same period./2/ Individual stocks in Japan, Sweden and Germany were largely responsible for the fund's positive return.

Stock selection was the primary source of performance
Our emphasis on stock selection in companies that we believe should benefit from global economic growth was instrumental in boosting the fund's total return. In Japan, performance was enhanced by Canon, Inc., a leader in digital imaging, and automakers Toyota Motor Corp. and Honda Motor Co., which benefited from growing concerns about fuel efficiency and the trend toward hybrid technology. We took profits in Canon, Inc. and Honda Motor Co. when they reached our target valuations. In Sweden, homebuilder JM AB did well in a robust housing market. Strong growth in gross domestic product in several global economies was a factor in the performance of two other stocks in Sweden--Volvo AB, a manufacturer of trucks and heavy industrial equipment, and SKF AB, a maker of ball bearings, which are fundamental components of most industrial processes. Volvo AB was also positively affected by concerns about controlling automobile emissions, as the company produces some of the best emission control equipment. In Germany, noteworthy results came from chemical company BASF AG and steel producer Salzgitter AG, which rose partly because of higher steel prices. Buoyed by merger and acquisition activity, European utilities generated returns that were more than double the MSCI World Index return. Our position in E.ON AG, an integrated power company in Germany, was helped by this trend.

Approximately half of the fund was invested in the United States, where retailer Kohl's Corp. rose on solid profit growth. Federated Department Stores , Inc., also made a positive impact, as the company began to see benefits from its restructuring program. MEMC Electronic Materials, Inc., figured heavily into performance. The company produces wafers for the semiconductor and solar industries. Higher semiconductor prices and growing interest in alternative energy worked to the company's advantage.

We held a small number of emerging market stocks, including Taiwan Semiconductor Manufacturing Co., Ltd. and Telefonica O2 Czech Republic AS, both of which produced positive results. Investments in emerging markets are likely to remain a very small part of the fund, but we may add positions as opportunities arise.

/1/The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
/2/2007, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) - Columbia World Equity Fund



UK consumer discretionary stocks and US financial stocks disappointed
The fund had less exposure than the index to the United Kingdom, which had strong performance, and the underweight held back results. In addition, one of the fund's worst performers was UK-based PartyGaming, an on-line gaming company which suffered because of new legislation that bans US financial institutions from processing on-line gaming transactions. We sold the stock. US financial stocks suffered as the rising number of subprime mortgage defaults affected companies such as AmeriCredit and Radian Group, Inc., which we sold. Our holdings in Merrill Lynch & Co., Inc., also fell short of our expectations.

Looking ahead
We expect some of the world's equity markets to face some head winds in the period ahead. In the United States, the pace of economic growth has slowed because of the Federal Reserve Board's interest-rate hikes, and there are concerns that the problems in the subprime mortgage market could put additional pressure on economic growth. Because the United States is a large consumer for the rest of the world's goods, a significant slowdown in consumer spending could have negative implications for global growth. In addition, China, another important market for consumer goods, is looking for ways to slow its economy. We believe these factors could lead to short-term volatility in the equity markets. Longer term, however, we think the fundamental backdrop is attractive. Global growth is relatively high and global monetary policy remains relatively favorable, creating positive long-term conditions for the equity markets.

                         Top 5 countries
                         as of 03/31/07 (%)

                         United States             48.4
                         Japan                     11.0
                         United Kingdom             7.9
                         France                     6.2
                         Germany                    5.7
                         Top 5 sectors
                         as of 03/31/07 (%)

                         Financials                25.6
                         Consumer discretionary    11.8
                         Industrials               11.4
                         Health care               10.7
                         Information technology    10.5
                         Top 10 holdings
                         as of 03/31/07 (%)

                         Total SA                   1.5
                         JPMorgan Chase & Co.       1.4
                         International Business
                           Machines Corp.           1.4
                         Hewlett-Packard Co.        1.3
                         Citigroup, Inc.            1.3
                         Banco Santander Central
                           Hispano SA               1.2
                         Westpac Banking Corp.      1.2
                         BASF AG                    1.2
                         United Overseas Bank Ltd.  1.2
                         Barclays PLC               1.2

  The fund is actively managed and the composition of its portfolio will change over time. Country breakdown and sector breakdown are calculated as a percentage of total investments. Top 10 holdings are calculated as a percentage of net assets.

Fund Profile - Columbia World Equity Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Summary


  12-month return as of 03/31/2007


                                         [GRAPHIC] +15.11%
                                                   Class A Shares
                                                     (without sales charge)

                                         [GRAPHIC] +15.44%
                                                   MSCI World Index


  Management Style

  Equity Style
                                      [GRAPHIC]



  Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.
Summary
.. For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 15.11% without sales charge.

.. Strong global economic trends helped the fund, its benchmark and the average fund in its peer group to double-digit returns for the period.
.. Stock selection drove the fund's return, with individual stocks in Japan, Sweden and Germany providing the biggest boost to performance.

Portfolio Management

Brian Condon has co-managed Columbia World Equity Fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since April 1999.

Fred Copper has co-managed the fund since October 2005 and has been with the advisor or its predecessors or affiliate organizations since September 2005.

Colin Moore has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since September 2002.


Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, potential confiscatory levels of taxation and withholding taxes, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investment Portfolio - Columbia World Equity Fund
March 31, 2007

Common Stocks - 99.1%

                                                                         Shares  Value ($)
Consumer Discretionary - 11.8%
Auto Components - 1.2%          Continental AG                             3,000    387,770
                                Denso Corp.                               19,200    713,646
                                ---------------------------------------- ------- ----------
                                Auto Components Total                             1,101,416

Automobiles - 1.3%              Peugeot SA                                 7,500    528,596
                                Toyota Motor Corp.                        11,000    704,769
                                ---------------------------------------- ------- ----------
                                Automobiles Total                                 1,233,365

Distributors - 0.5%             Smiths News PLC                          167,400    459,538
                                ---------------------------------------- ------- ----------
                                Distributors Total                                  459,538

Hotels, Restaurants &           McDonald's Corp.                          16,900    761,345
Leisure - 0.8%                  -----------------------------------------------------------
                                Hotels, Restaurants & Leisure Total                 761,345

Household Durables - 1.3%       JM AB                                     15,000    516,627
                                Matsushita Electric Industrial Co., Ltd.  37,000    745,714
                                ---------------------------------------- ------- ----------
                                Household Durables Total                          1,262,341

Leisure Equipment &             FUJIFILM Holdings Corp.                   11,100    454,022
Products - 1.0%                 Mattel, Inc.                              20,000    551,400
                                ---------------------------------------- ------- ----------
                                Leisure Equipment & Products Total                1,005,422

Media - 3.3%                    CBS Corp., Class B                        15,750    481,793
                                McGraw-Hill Companies, Inc.                7,200    452,736
                                News Corp., Class B                       32,539    796,229
                                Time Warner, Inc.                         34,500    680,340
                                Vivendi                                   17,500    711,140
                                ---------------------------------------- ------- ----------
                                Media Total                                       3,122,238

Multiline Retail - 1.7%         Federated Department Stores, Inc.         20,000    901,000
                                Kohl's Corp. (a)                          10,000    766,100
                                ---------------------------------------- ------- ----------
                                Multiline Retail Total                            1,667,100

Specialty Retail - 0.7%         Best Buy Co., Inc.                        13,500    657,720
                                ---------------------------------------- ------- ----------
                                Specialty Retail Total                              657,720
Consumer Discretionary Total                                                     11,270,485
Consumer Staples - 8.1%
Beverages - 2.9%                Anheuser-Busch Companies, Inc.             9,750    491,985
                                Coca-Cola Co.                             15,300    734,400
                                Diageo PLC                                24,794    502,302
                                Heineken NV                               10,300    538,812
                                PepsiCo, Inc.                              7,500    476,700
                                ---------------------------------------- ------- ----------
                                Beverages Total                                   2,744,199

Food & Staples Retailing - 1.4% Kesko Oyj, Class B                         9,900    528,071
                                Massmart Holdings Ltd.                    35,000    406,954
                                Metro, Inc., Class A                      14,600    461,585
                                ---------------------------------------- ------- ----------
                                Food & Staples Retailing Total                    1,396,610

See Accompanying Notes to Financial Statements.

Columbia World Equity Fund
March 31, 2007

Common Stocks (continued)

                                                                 Shares  Value ($)
Consumer Staples (continued)
Food Products - 1.4%         General Mills, Inc.                  12,700   739,394
                             Toyo Suisan Kaisha Ltd.              30,000   590,631
                             ----------------------------------- ------- ---------
                             Food Products Total                         1,330,025

Household Products - 1.8%    Colgate-Palmolive Co.                14,950   998,511
                             Kimberly-Clark Corp.                 10,900   746,541
                             ----------------------------------- ------- ---------
                             Household Products Total                    1,745,052

Personal Products - 0.6%     Avon Products, Inc.                  14,500   540,270
                             ----------------------------------- ------- ---------
                             Personal Products Total                       540,270
Consumer Staples Total                                                   7,756,156
Energy - 8.4%
Energy Equipment &           Halliburton Co.                      22,100   701,454
Services - 1.7%              TGS Nopec Geophysical Co. ASA (a)    20,000   462,300
                             Tidewater, Inc.                       9,000   527,220
                             ----------------------------------- ------- ---------
                             Energy Equipment & Services Total           1,690,974

Oil, Gas & Consumable        BP PLC                               40,018   434,697
Fuels - 6.7%                 Chevron Corp.                        13,000   961,480
                             ENI SpA                              21,885   712,167
                             Exxon Mobil Corp.                    11,800   890,310
                             Marathon Oil Corp.                    2,600   256,958
                             Occidental Petroleum Corp.           13,300   655,823
                             PetroChina Co., Ltd., Class H       400,000   474,051
                             Total SA                             21,172 1,483,423
                             XTO Energy, Inc.                      9,700   531,657
                             ----------------------------------- ------- ---------
                             Oil, Gas & Consumable Fuels Total           6,400,566
Energy Total                                                             8,091,540
Financials - 25.6%
Capital Markets - 3.0%       Deutsche Bank AG, Registered Shares   5,500   740,889
                             Lazard Ltd., Class A                  7,000   351,260
                             Lehman Brothers Holdings, Inc.        7,600   532,532
                             Merrill Lynch & Co., Inc.            10,000   816,700
                             State Street Corp.                    7,000   453,250
                             ----------------------------------- ------- ---------
                             Capital Markets Total                       2,894,631

Commercial Banks - 14.2%     Banco Bilbao Vizcaya Argentaria SA   28,700   704,669
                             Banco Santander Central Hispano SA   65,544 1,169,761
                             Bank of Ireland                      24,000   517,776
                             Barclays PLC                         80,313 1,139,496
                             BNP Paribas                           9,000   940,051
                             Danske Bank A/S                      11,100   516,418
                             Depfa Bank PLC                       27,583   492,641
                             HBOS PLC                             45,011   927,379
                             HSBC Holdings PLC                    41,124   719,835
                             PNC Financial Services Group, Inc.    7,000   503,790

                                See Accompanying Notes to Financial Statements.

Columbia World Equity Fund
March 31, 2007

Common Stocks (continued)

                                                                        Shares Value ($)
Financials (continued)
Commercial Banks (continued) Royal Bank of Scotland Group PLC           29,134  1,137,453
                             Societe Generale                            6,212  1,073,551
                             Sumitomo Mitsui Financial Group, Inc.          50    454,005
                             U.S. Bancorp                               28,600  1,000,142
                             United Overseas Bank Ltd.                  83,000  1,148,865
                             Westpac Banking Corp.                      54,848  1,169,348
                             ------------------------------------------ ------ ----------
                             Commercial Banks Total                            13,615,180

Consumer Finance - 0.8%      ORIX Corp.                                  2,700    703,412
                             ------------------------------------------ ------ ----------
                             Consumer Finance Total                               703,412

Diversified Financial        CIT Group, Inc.                            14,600    772,632
Services - 4.7%              Citigroup, Inc.                            24,000  1,232,160
                             ING Groep NV                               26,676  1,127,852
                             JPMorgan Chase & Co.                       28,600  1,383,668
                             ------------------------------------------ ------ ----------
                             Diversified Financial Services Total               4,516,312

Insurance - 2.5%             ACE Ltd.                                    8,300    473,598
                             Aviva PLC                                  32,000    471,339
                             Axis Capital Holdings Ltd.                 14,000    474,040
                             Hartford Financial Services Group, Inc.    10,000    955,800
                             ------------------------------------------ ------ ----------
                             Insurance Total                                    2,374,777

Real Estate Management &     Sun Hung Kai Properties Ltd.               34,000    392,936
Development - 0.4%           ------------------------------------------------------------
                             Real Estate Management & Development Total           392,936
Financials Total                                                               24,497,248
Health Care - 10.7%
Biotechnology - 0.3%         Vertex Pharmaceuticals, Inc. (a)           10,500    294,420
                             ------------------------------------------ ------ ----------
                             Biotechnology Total                                  294,420

Health Care Equipment &      Cytyc Corp. (a)                            14,000    478,940
Supplies - 1.0%              Zimmer Holdings, Inc. (a)                   5,900    503,919
                             ------------------------------------------ ------ ----------
                             Health Care Equipment & Supplies Total               982,859

Health Care Providers &      CIGNA Corp.                                 3,400    485,044
Services - 2.7%              Coventry Health Care, Inc. (a)              8,500    476,425
                             Laboratory Corp. of America Holdings (a)    5,000    363,150
                             McKesson Corp.                             12,000    702,480
                             OPG Groep NV                                4,200    525,991
                             ------------------------------------------ ------ ----------
                             Health Care Providers & Services Total             2,553,090

Life Sciences Tools &        Covance, Inc. (a)                           4,000    237,360
Services - 1.0%              Waters Corp. (a)                           12,500    725,000
                             ------------------------------------------ ------ ----------
                             Life Sciences Tools & Services Total                 962,360

Pharmaceuticals - 5.7%       AstraZeneca PLC                             8,677    466,831
                             Biovail Corp.                              23,400    511,524
                             Eisai Co., Ltd.                             9,400    450,696
                             Johnson & Johnson                           5,500    331,430

See Accompanying Notes to Financial Statements.

Columbia World Equity Fund
March 31, 2007

Common Stocks (continued)

                                                                         Shares Value ($)
Health Care (continued)
Pharmaceuticals (continued)     Merck & Co., Inc.                        14,700    649,299
                                Novartis AG, Registered Shares           15,750    903,407
                                Ono Pharmaceutical Co., Ltd.             12,800    716,904
                                Pfizer, Inc.                             28,000    707,280
                                Takeda Pharmaceutical Co., Ltd.          11,200    734,691
                                ---------------------------------------- ------ ----------
                                Pharmaceuticals Total                            5,472,062
Health Care Total                                                               10,264,791
Industrials - 11.4%
Aerospace & Defense - 3.3%      General Dynamics Corp.                   12,200    932,080
                                Rolls-Royce Group PLC (b)                83,600    813,102
                                Saab AB, Class B                         25,000    673,082
                                United Technologies Corp.                11,200    728,000
                                ---------------------------------------- ------ ----------
                                Aerospace & Defense Total                        3,146,264

Building Products - 0.7%        Geberit AG, Registered Shares               450    692,507
                                ---------------------------------------- ------ ----------
                                Building Products Total                            692,507

Commercial Services &           Dun & Bradstreet Corp.                    8,800    802,560
Supplies - 3.1%                 Equifax, Inc.                            20,000    729,000
                                Republic Services, Inc.                  17,100    475,722
                                Waste Management, Inc.                   29,200  1,004,772
                                ---------------------------------------- ------ ----------
                                Commercial Services & Supplies Total             3,012,054

Electrical Equipment - 0.7%     Schneider Electric SA                     5,400    685,508
                                ---------------------------------------- ------ ----------
                                Electrical Equipment Total                         685,508

Machinery - 3.0%                Eaton Corp.                               9,600    802,176
                                Heidelberger Druckmaschinen AG           17,100    783,516
                                SKF AB, Class B                          33,000    686,437
                                Volvo AB, Class B                         7,000    589,448
                                ---------------------------------------- ------ ----------
                                Machinery Total                                  2,861,577

Road & Rail - 0.6%              Central Japan Railway Co.                    46    523,082
                                ---------------------------------------- ------ ----------
                                Road & Rail Total                                  523,082
Industrials Total                                                               10,920,992
Information Technology - 10.5%
Communications Equipment - 1.0% Cisco Systems, Inc. (a)                  36,700    936,951
                                ---------------------------------------- ------ ----------
                                Communications Equipment Total                     936,951

Computers & Peripherals - 3.4%  Apple, Inc. (a)                           7,500    696,825
                                Hewlett-Packard Co.                      30,700  1,232,298
                                International Business Machines Corp.    14,600  1,376,196
                                ---------------------------------------- ------ ----------
                                Computers & Peripherals Total                    3,305,319

Electronic Equipment &          Kyocera Corp.                             9,200    867,379
Instruments - 0.9%              ----------------------------------------------------------
                                Electronic Equipment & Instruments Total           867,379

                                See Accompanying Notes to Financial Statements.

Columbia World Equity Fund
March 31, 2007

Common Stocks (continued)

                                                                                     Shares Value ($)
Information Technology (continued)
IT Services - 1.6%                 Accenture Ltd., Class A                           14,000    539,560
                                   CGI Group, Inc., Class A (a)                      70,000    605,110
                                   Nomura Research Institute Ltd.                    12,000    353,361
                                   ------------------------------------------------- ------ ----------
                                   IT Services Total                                         1,498,031

Office Electronics - 0.8%          Brother Industries Ltd.                           55,400    750,326
                                   ------------------------------------------------- ------ ----------
                                   Office Electronics Total                                    750,326

Semiconductors & Semiconductor     Intersil Corp., Class A                            9,000    238,410
Equipment - 1.7%                   MEMC Electronic Materials, Inc. (a)               10,000    605,800
                                   NVIDIA Corp. (a)                                  10,000    287,800
                                   Taiwan Semiconductor Manufacturing Co., Ltd., ADR 50,193    539,575
                                   ------------------------------------------------- ------ ----------
                                   Semiconductors & Semiconductor Equipment Total            1,671,585

Software - 1.1%                    Autodesk, Inc. (a)                                11,500    432,400
                                   Microsoft Corp.                                   21,200    590,844
                                   ------------------------------------------------- ------ ----------
                                   Software Total                                            1,023,244
Information Technology Total                                                                10,052,835
Materials - 4.8%
Chemicals - 2.8%                   Air Products & Chemicals, Inc.                     6,600    488,136
                                   BASF AG                                           10,219  1,150,511
                                   Dow Chemical Co.                                  12,700    582,422
                                   Linde AG                                           4,700    506,360
                                   ------------------------------------------------- ------ ----------
                                   Chemicals Total                                           2,727,429

Metals & Mining - 2.0%             JFE Holdings, Inc.                                10,000    591,480
                                   Nucor Corp.                                        7,800    508,014
                                   Salzgitter AG                                      5,506    804,070
                                   ------------------------------------------------- ------ ----------
                                   Metals & Mining Total                                     1,903,564
Materials Total                                                                              4,630,993
Telecommunication Services - 3.1%
Diversified Telecommunication      Belgacom SA                                       21,543    956,876
Services - 3.1%                    Citizens Communications Co.                       35,000    523,250
                                   France Telecom SA                                 19,901    525,581
                                   Nippon Telegraph & Telephone Corp.                   107    565,691
                                   Telefonica O2 Czech Republic AS                   15,000    390,658
                                   ------------------------------------------------- ------ ----------
                                   Diversified Telecommunication Services Total              2,962,056
Telecommunication Services Total                                                             2,962,056
Utilities - 4.7%
Electric Utilities - 3.0%          British Energy Group PLC (a)                      52,000    498,594
                                   E.ON AG                                            7,553  1,026,927
                                   Edison International                              10,700    525,691
                                   FirstEnergy Corp.                                 12,100    801,504
                                   ------------------------------------------------- ------ ----------
                                   Electric Utilities Total                                  2,852,716

See Accompanying Notes to Financial Statements.

Columbia World Equity Fund
March 31, 2007

Common Stocks (continued)

                                                                                    Shares  Value ($)
Utilities (continued)
Gas Utilities - 0.7%         Tokyo Gas Co., Ltd.                                    114,000    635,591
                             ------------------------------------------------------ ------- ----------
                             Gas Utilities Total                                               635,591

Multi-Utilities - 1.0%       PG&E Corp.                                              20,900  1,008,843
                             ------------------------------------------------------ ------- ----------
                             Multi-Utilities Total                                           1,008,843
Utilities Total                                                                              4,497,150
                             Total Common Stocks
                              (cost of $79,495,720)                                         94,944,246
                                                                                    Par ($)
Short-Term Obligation - 0.6%
                             Repurchase agreement with Fixed Income Clearing Corp.,
                             dated 03/30/07, due 04/02/07 at 5.060%,
                             collateralized by a U.S. Treasury Obligation maturing
                             05/31/11, market value of $595,950 (repurchase
                             proceeds $580,245)                                     580,000    580,000
                             ------------------------------------------------------ ------- ----------
                             Total Short-Term Obligation (cost of $580,000)                    580,000

                             ------------------------------------------------------ ------- ----------
                             Total Investments - 99.7% (cost of $80,075,720)(c)             95,524,246

                             ------------------------------------------------------ ------- ----------
                             Other Assets & Liabilities, Net - 0.3%                            302,142

                             ------------------------------------------------------ ------- ----------
                             Net Assets - 100.0%                                            95,826,388

                              Notes to Investment Portfolio:
                           (a)Non-income producing security.
                           (b)Represents fair value as determined in good faith
                              under procedures approved by the Board of Trustees.
                           (c)Cost for federal income tax purposes is
                              $80,447,196.

                              At March 31, 2007, the Fund had entered into the following forward currency exchange contracts:

                                    Aggregate               Unrealized
        Forward Currency              Face     Settlement  Appreciation
        Contracts to Buy   Value      Value       Date    (Depreciation)
        ----------------   -----    ---------  ---------- --------------
        AUD              $1,445,158 $1,444,979  06/28/07     $   179
        CAD               1,442,472  1,436,926  06/28/07       5,546
        CAD                 285,716    284,849  06/28/07         867
        CHF               1,337,368  1,343,086  06/28/07      (5,718)
        GBP               3,269,165  3,267,957  06/28/07       1,208
        NOK                 380,433    379,778  06/28/07         655
                                                             -------
                                                             $ 2,737
                                                             =======

                                    Aggregate               Unrealized
       Forward Currency               Face     Settlement  Appreciation
       Contracts to Sell   Value      Value       Date    (Depreciation)
       -----------------   -----    ---------  ---------- --------------
       CZK               $  286,295 $  286,973  06/28/07     $   678
       DKK                   95,314     95,142  06/28/07        (172)
       EUR                2,156,794  2,161,048  06/28/07       4,254
       EUR                  380,690    380,350  06/28/07        (340)
       JPY                  188,373    188,061  06/28/07        (312)
       NOK                  579,141    576,593  06/28/07      (2,548)
       SEK                1,097,975  1,102,490  06/28/07       4,515
       SGD                  578,008    578,518  06/28/07         510
       TWD                  477,609    477,614  06/28/07           5
       ZAR                  192,769    194,156  06/28/07       1,387
                                                             -------
                                                             $ 7,977
                                                             =======

                                See Accompanying Notes to Financial Statements.

Columbia World Equity Fund
March 31, 2007


                              The Fund was invested in the following countries at March 31, 2007:

                                                  % of Total
                  Country (Unaudited) Value       Investments
                  ------------------- -----       -----------
                  United States*      $46,270,078     48.4
                  Japan                10,555,401     11.0
                  United Kingdom        7,570,567      7.9
                  France                5,947,849      6.2
                  Germany               5,400,044      5.7
                  Sweden                2,465,594      2.6
                  Netherlands           2,192,655      2.3
                  Spain                 1,874,430      2.0
                  Switzerland           1,595,914      1.7
                  Canada                1,578,219      1.7
                  Bermuda               1,364,860      1.4
                  Australia             1,169,348      1.2
                  Singapore             1,148,865      1.2
                  Ireland               1,010,417      1.1
                  Belgium                 956,876      1.0
                  Italy                   712,166      0.7
                  Taiwan                  539,575      0.6
                  Finland                 528,071      0.6
                  Denmark                 516,418      0.5
                  China                   474,051      0.5
                  Norway                  462,300      0.5
                  South Africa            406,954      0.4
                  Hong Kong               392,935      0.4
                  Czech Republic          390,659      0.4
                                      -----------    -----
                                      $95,524,246    100.0
                                      ===========    =====

                              * Includes short-term obligation.

                              Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      Acronym Name
                      ------- ----
                        ADR   American Depositary Receipt
                        AUD   Australian Dollar
                        CAD   Canadian Dollar
                        CHF   Swiss Franc
                        CZK   Czech Koruna
                        DKK   Danish Krone
                        EUR   Euro Currency
                        GBP   Great Britain Pound
                        JPY   Japanese Yen
                        NOK   Norwegian Krone
                        SEK   Swedish Krona
                        SGD   Singapore Dollar
                        TWD   Taiwan Dollar
                        ZAR   South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Columbia World Equity Fund

March 31, 2007

                                                                                            ($)
Assets                    Investments, at cost                                          80,075,720
                                                                                        ----------
                          Investments, at value                                         95,524,246
                          Cash                                                               8,987
                          Foreign currency (cost of $17,088)                                17,055
                          Unrealized appreciation on foreign forward currency contracts     19,804
                          Receivable for:
                           Investments sold                                              1,248,543
                           Fund shares sold                                                216,002
                           Interest                                                            163
                           Dividends                                                       314,778
                           Foreign tax reclaims                                             40,881
                          Deferred Trustees' compensation plan                              24,378
                          ------------------------------------------------------------- ----------
                          Total Assets                                                  97,414,837

Liabilities               Unrealized depreciation on foreign forward currency contracts      9,090
                          Payable for:
                           Investments purchased                                         1,329,586
                           Fund shares repurchased                                          49,150
                           Investment advisory fee                                          33,422
                           Administration fee                                               20,844
                           Transfer agent fee                                               27,631
                           Pricing and bookkeeping fees                                     10,015
                           Audit fee                                                        24,910
                           Custody fee                                                       4,802
                           Reports to shareholders                                          23,303
                           Distribution and service fees                                    26,300
                           Chief compliance officer expenses                                 1,551
                          Deferred Trustees' fees                                           24,378
                          Other liabilities                                                  3,467
                          ------------------------------------------------------------- ----------
                          Total Liabilities                                              1,588,449

                          ------------------------------------------------------------- ----------
                          Net Assets                                                    95,826,388

Composition of Net Assets Paid-in capital                                               75,738,590
                          Overdistributed net investment income                           (316,730)
                          Accumulated net realized gain                                  4,936,961
                          Net unrealized appreciation (depreciation) on:
                           Investments                                                  15,448,526
                           Foreign currency translations                                    19,041
                          ------------------------------------------------------------- ----------
                          Net Assets                                                    95,826,388

                                See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) - Columbia World Equity Fund

March 31, 2007

     Class A Net assets                                   $86,237,152
             Shares outstanding                             5,571,938
             Net asset value per share                    $     15.48(a)(c)
             Maximum sales charge                                5.75%
             Maximum offering price per share             $     16.42(b)

     Class B
             Net assets                                   $ 8,445,299
             Shares outstanding                               568,170(a)(c)
             Net asset value and offering price per share $     14.86

     Class C
             Net assets                                   $ 1,143,937
             Shares outstanding                                77,079
             Net asset value and offering price per share $     14.84(a)(c)

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.
(c)Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

Statement of Operations - Columbia World Equity Fund

For the Year Ended March 31, 2007

                                                                                           ($)
Investment Income                Dividends (net of foreign taxes withheld of $142,779)  2,128,428
                                 Interest                                                  34,531
                                 ----------------------------------------------------- ----------
                                 Total Investment Income                                2,162,959

Expenses                         Investment advisory fee                                  379,910
                                 Administration fee                                       237,444
                                 Distribution fee:
                                  Class B                                                  80,064
                                  Class C                                                   9,826
                                 Service fee:
                                  Class A                                                 207,468
                                  Class B                                                  26,688
                                  Class C                                                   3,276
                                 Transfer agent fee                                       222,182
                                 Pricing and bookkeeping fees                              80,018
                                 Trustees' fees                                            14,681
                                 Custody fee                                               22,925
                                 Audit fee                                                 48,784
                                 Reports to shareholders                                   81,616
                                 Chief compliance officer expenses                          5,044
                                 Other expenses                                            63,900
                                 ----------------------------------------------------- ----------
                                 Total Expenses                                         1,483,826

                                 Custody earnings credit                                      (61)
                                 ----------------------------------------------------- ----------
                                 Net Expenses                                           1,483,765

                                 ----------------------------------------------------- ----------
                                 Net Investment Income                                    679,194

Net Realized and Unrealized Gain Net realized gain (loss) on:
(Loss) on Investments             Investments                                           8,249,496
and Foreign Currency              Foreign currency transactions                           (68,595)
                                 ----------------------------------------------------- ----------
                                 Net realized gain                                      8,180,901

                                 Net change in unrealized appreciation on:
                                  Investments                                           4,331,381
                                  Foreign currency translations                            17,278
                                 ----------------------------------------------------- ----------
                                  Net change in unrealized appreciation                 4,348,659
                                 ----------------------------------------------------- ----------
                                 Net Gain                                              12,529,560

                                 ----------------------------------------------------- ----------
                                 Net Increase Resulting from Operations                13,208,754

                                See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Columbia World Equity Fund


                                                                                  Year         Year
                                                                                  Ended        Ended
                                                                                  March 31,    March 31,
Increase (Decrease) in Net Assets                                                 2007 ($)     2006 ($)
Operations                        Net investment income                               679,194      596,244
                                  Net realized gain on investments and foreign
                                    currency transactions                           8,180,901   12,088,067
                                  Net change in unrealized appreciation on
                                    investments and foreign currency translations   4,348,659    3,805,985
                                  ----------------------------------------------- -----------  -----------
                                  Net Increase Resulting from Operations           13,208,754   16,490,296

Distributions Declared to         From net investment income:
Shareholders                       Class A                                         (1,024,302)    (355,963)
                                   Class B                                            (28,835)          --
                                   Class C                                             (4,103)          --
                                  From net realized gains:
                                   Class A                                         (3,149,348)          --
                                   Class B                                           (390,540)          --
                                   Class C                                            (52,844)          --
                                  ----------------------------------------------- -----------  -----------
                                  Total Distributions Declared to Shareholders     (4,649,972)    (355,963)

Share Transactions                Class A:
                                   Subscriptions                                    5,944,109    3,181,622
                                   Distributions reinvested                         3,937,893      330,610
                                   Redemptions                                    (12,927,605) (13,726,851)
                                  ----------------------------------------------- -----------  -----------
                                   Net Decrease                                    (3,045,603) (10,214,619)

                                  Class B:
                                   Subscriptions                                      656,257      787,351
                                   Distributions reinvested                           387,228           --
                                   Redemptions                                     (7,024,664)  (5,860,586)
                                  ----------------------------------------------- -----------  -----------
                                   Net Decrease                                    (5,981,179)  (5,073,235)

                                  Class C:
                                   Subscriptions                                      298,635      272,321
                                   Distributions reinvested                            51,853           --
                                   Redemptions                                       (603,486)    (258,500)
                                  ----------------------------------------------- -----------  -----------
                                   Net Increase (Decrease)                           (252,998)      13,821
                                  Net Decrease from Share Transactions             (9,279,780) (15,274,033)
                                  Redemption fees                                       1,231        1,440
                                  ----------------------------------------------- -----------  -----------
                                  Total Increase (Decrease) in Net Assets            (719,767)     861,740

Net Assets                        Beginning of period                              96,546,155   95,684,415
                                  End of period                                    95,826,388   96,546,155
                                  Undistributed (overdistributed) net investment
                                    income at end of period                          (316,730)     123,109
                                  ----------------------------------------------- -----------  -----------

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) - Columbia World Equity Fund


                                                   Year       Year
                                                   Ended      Ended
                                                   March 31,  March 31,
                                                   2007       2006
       Changes in Shares Class A:
                          Subscriptions              404,295     246,284
                          Distributions reinvested   266,554      24,674
                          Redemptions               (879,432) (1,074,033)
                         ------------------------- ---------  ----------
                          Net Decrease              (208,583)   (803,075)

                         Class B:
                          Subscriptions               46,447      65,580
                          Distributions reinvested    27,336          --
                          Redemptions               (500,847)   (475,315)
                         ------------------------- ---------  ----------
                          Net Decrease              (427,064)   (409,735)

                         Class C:
                          Subscriptions               21,206      21,571
                          Distributions reinvested     3,647          --
                          Redemptions                (42,704)    (20,454)
                         ------------------------- ---------  ----------
                          Net Increase (Decrease)    (17,851)      1,117

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
                                                                                          Period            Year Ended
                                                              Year Ended March 31,        Ended             October 31,
                                                        ------------------------------    March 31,    -------------------
                                                        2007       2006        2005       2004 (a)     2003        2002
-------------------------------------------------------------------------------------------            ---------------------
Net Asset Value, Beginning of Period                    $ 14.14    $ 11.92     $ 11.09    $ 10.19      $  8.12     $ 10.36

Income from Investment Operations:
Net investment income (loss) (b)                           0.12       0.10        0.07(c)   (0.02)        0.01        0.02
Net realized and unrealized gain (loss) on investments,
  foreign currency and foreign capital gains tax           1.97       2.18        0.81       0.92         2.06       (2.26)
                                                        -------    -------     -------    -------      -------     -------
Total from Investment Operations                           2.09       2.28        0.88       0.90         2.07       (2.24)

Less Distributions Declared to Shareholders:
From net investment income                                (0.18)     (0.06)      (0.05)        --           --          --
From net realized gains                                   (0.57)        --          --         --           --          --
                                                        -------    -------     -------    -------      -------     -------
Total Distributions Declared to Shareholders              (0.75)     (0.06)      (0.05)        --           --          --

Redemption Fees:
Redemption fees added to paid-in-capital                     --(d)      --(d)       --(d)      --           --          --

Net Asset Value, End of Period                          $ 15.48    $ 14.14     $ 11.92    $ 11.09      $ 10.19     $  8.12
Total return (e)                                          15.11%     19.15%(f)    7.99%      8.83%(g)    25.49%(f)  (21.62)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)                                           1.47%      1.51%       1.56%      1.64%(i)     1.66%       1.57%
Net investment income (loss) (h)                           0.80%      0.76%       0.59%     (0.34)%(i)    0.13%       0.17%
Waiver/Reimbursement                                         --       0.03%         --         --         0.03%         --
Portfolio turnover rate                                      85%        62%         68%       57 %(g)       95%         59%
Net assets, end of period (000's)                       $86,237    $81,746     $78,479    $84,393      $82,366     $79,227

(a)The Fund changed its fiscal year end from October 31 to March 31.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Net investment income per share reflects a special dividend which amounted to $0.03 per share.
(d)Rounds to less than $0.01.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
                                                                                          Period            Year Ended
                                                              Year Ended March 31,        Ended             October 31,
                                                        -----------------------------     March 31,    -------------------
                                                        2007      2006        2005        2004 (a)     2003        2002
-------------------------------------------------------------------------------------------            ---------------------
Net Asset Value, Beginning of Period                    $13.58    $ 11.48     $ 10.71     $  9.87      $  7.93     $ 10.19

Income from Investment Operations:
Net investment income (loss) (b)                          0.02         --(c)    (0.02)(d)   (0.05)       (0.05)      (0.05)
Net realized and unrealized gain (loss) on investments,
  foreign currency and foreign capital gains tax          1.87       2.10        0.79        0.89         1.99       (2.21)
                                                        ------    -------     -------     -------      -------     -------
Total from Investment Operations                          1.89       2.10        0.77        0.84         1.94       (2.26)

Less Distributions Declared to Shareholders:
From net investment income                               (0.04)        --          --          --           --          --
From net realized gains                                  (0.57)        --          --          --           --          --
                                                        ------    -------     -------     -------      -------     -------
Total Distributions Declared to Shareholders             (0.61)        --          --          --           --          --

Redemption Fees:
Redemption fees added to paid-in-capital                    --(c)      --(c)       --(c)       --           --          --

Net Asset Value, End of Period                          $14.86    $ 13.58     $ 11.48     $ 10.71      $  9.87     $  7.93
Total return (e)                                         14.17%     18.29%(f)    7.19%       8.51%(g)    24.46%(f)  (22.18)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)                                          2.22%      2.26%       2.31%       2.39%(i)     2.41%       2.32%
Net investment income (loss) (h)                          0.11%      0.01%      (0.16)%     (1.09)%(i)   (0.62)%     (0.58)%
Waiver/Reimbursement                                        --       0.03%         --          --         0.03%         --
Portfolio turnover rate                                     85%        62%         68%        57 %(g)       95%         59%
Net assets, end of period (000's)                       $8,445    $13,513     $16,129     $19,896      $20,086     $20,311

(a)The Fund changed its fiscal year end from October 31 to March 31.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Rounds to less than $0.01.
(d)Net investment loss per share reflects a special dividend which amounted to $0.03 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
                                                                                                Period           Year Ended
                                                                     Year Ended March 31,       Ended           October 31,
                                                                ---------------------------     March 31,   ------------------
                                                                2007      2006       2005       2004 (a)    2003       2002
-------------------------------------------------------------------------------------------------           --------------------
Net Asset Value, Beginning of Period                            $13.56    $11.47     $10.70     $ 9.86      $ 7.93     $ 10.20

Income from Investment Operations:
Net investment income (loss) (b)                                    --(c)     --(c)   (0.02)(d)  (0.05)      (0.05)      (0.05)
Net realized and unrealized gain (loss) on investments, foreign
  currency and foreign capital gains tax                          1.89      2.09       0.79       0.89        1.98       (2.22)
                                                                ------    ------     ------     ------      ------     -------
Total from Investment Operations                                  1.89      2.09       0.77       0.84        1.93       (2.27)

Less Distributions Declared to Shareholders:
From net investment income                                       (0.04)       --         --         --          --          --
From net realized gains                                          (0.57)       --         --         --          --          --
                                                                ------    ------     ------     ------      ------     -------
Total Distributions Declared to Shareholders                     (0.61)       --         --         --          --          --

Redemption Fees:
Redemption fees added to paid-in-capital                            --(c)     --(c)      --(c)      --          --          --

Net Asset Value, End of Period                                  $14.84    $13.56     $11.47     $10.70      $ 9.86     $  7.93
Total return (e)                                                 14.19%    18.22%(f)   7.20%      8.52%(g)   24.34%(f)  (22.25)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)                                                  2.22%     2.26%      2.31%      2.39%(i)    2.41%       2.32%
Net investment income (loss) (h)                                  0.02%       --%(j)  (0.16)%    (1.09)%(i)  (0.62)%     (0.58)%
Waiver/Reimbursement                                                --      0.03%        --         --        0.03%         --
Portfolio turnover rate                                             85%       62%        68%        57%(g)      95%         59%
Net assets, end of period (000's)                               $1,144    $1,287     $1,076     $1,129      $1,017     $ 1,041

(a)The Fund changed its fiscal year end from October 31 to March 31.
(b)Per share data was calculated using the average shares outstanding during the period.
(c)Rounds to less than $0.01.
(d)Net investment loss per share reflects a special dividend which amounted to $0.03 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Columbia World Equity Fund

March 31, 2007

Note 1. Organization
Columbia World Equity Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal
The Fund seeks long-term growth by investing primarily in global equities.

Fund Shares
The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rates of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied

Columbia World Equity Fund

March 31, 2007

procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. Although the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia") has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions
The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values
All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the

Columbia World Equity Fund

March 31, 2007

Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:


                  Overdistributed Accumulated
                  Net Investment  Net Realized
                  Income          Gain         Paid-In Capital
                  $(61,793)       $(339,734)   $401,527

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

                                  March 31, 2007 March 31, 2006
                Distributions paid from:
                Ordinary Income*    $2,012,765      $355,963
                Long-Term Capital
                 Gains               2,637,207            --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-Term     Unrealized
                   Income        Capital Gains Appreciation*
                   $1,515,270    $3,512,454    $15,077,050

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to passive foreign investment company mark to market.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

                    Unrealized appreciation     $15,870,029
                    Unrealized depreciation        (792,979)
                    Net unrealized appreciation $15,077,050

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15,

Columbia World Equity Fund

March 31, 2007

2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets Annual Fee Rate
                        First $1 billion     0.40%
                        Over $1 billion      0.35%

For the year ended March 31, 2007, the Fund's effective investment advisory fee rate was 0.40% of the Fund's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees
Effective December 15, 2006, the Fund entered into a financial reporting services agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an accounting services agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Fund, Columbia was entitled to receive an annual fee at the rate structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the effective pricing and bookkeeping fee rates for the Fund, inclusive of out-of-pocket expenses, was 0.084% of the Fund's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services

Columbia World Equity Fund

March 31, 2007

("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursements for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.23% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees
Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $30,912 on sales of the Fund's Class A shares and net CDSC fees of $201, $15,816 and $520 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. This arrangement may be modified or terminated by the distributor at any time.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits
The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees
All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other
Columbia provides certain services to the Fund related to the requirements of the Sarbanes-Oxley Act of 2002. For the year ended March 31, 2007, the Fund paid $2,875 to Columbia for such services. This amount is included in "Other expenses" in the Statement of Operations.

Note 5. Portfolio Information
For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $80,751,487 and $93,898,499, respectively.

Note 6. Shares of Beneficial Interest
As of March 31, 2007, one shareholder held 5.1% of the shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and

Columbia World Equity Fund

March 31, 2007

a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended March 31, 2007, the Fund did not borrow under this arrangement.

Note 8. Redemption Fees
The Fund imposes a 2.00% redemption fee to shareholders of the Fund who redeem shares within 60 days of purchase. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended March 31, 2007, the redemption fees for the Class A, Class B, and Class C shares of the Fund amounted to $1,079, $135, and $17, respectively.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector Focus
Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have greater exposure to the economic and market events affecting such sector than if it were more broadly invested across multiple sectors.

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have

Columbia World Equity Fund

March 31, 2007

also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and

Columbia World Equity Fund

March 31, 2007

motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Report of Independent Registered Public Accounting Firm


To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia World Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia World Equity Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

Unaudited Information - Columbia World Equity Fund


Federal Income Tax Information
For the fiscal year ended March 31, 2007, the amount of long-term capital gains designated by the Fund was $5,760,407.

Foreign taxes paid during the fiscal year ended March 31, 2007, amounting to $142,779 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $1,312,983 ($0.21 per share) for the fiscal year ended March 31, 2007.

32.50% of the ordinary income distributed by the Fund, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 72.60%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Fund Governance - Columbia World Equity Fund


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, address and year of birth,  Principal occupation(s) during past five years, Number
Position with funds, Year first   of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/ trustee, Other directorships held

Douglas A. Hacker (Born 1955)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Independent business executive since May, 2006;
Advisors, LLC                     Executive Vice President-Strategy of United Airlines
One Financial Center              (airline) from December, 2002 to May, 2006; President
Boston, MA 02111                  of UAL Loyalty Services (airline marketing company)
Trustee (since 1996)              from September, 2001 to December, 2002; Executive Vice
                                  President and Chief Financial Officer of United
                                  Airlines from July, 1999 to September, 2001. Oversees
                                  75, Nash Finch Company (food distributor); Aircastle
                                  Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Deputy General Counsel-Corporate Legal Services,
Advisors, LLC                     ConocoPhillips (integrated petroleum company) since
One Financial Center              August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason
Boston, MA 02111                  & Gette LLP (law firm) from March, 2005 to July, 2006;
Trustee (since 1996)              Adjunct Professor of Law, Northwestern University,
                                  from September, 2004 to June, 2006, Director, UAL
                                  Corporation (airline) from February, 2006 to July,
                                  2006; Chief Administrative Officer and Senior Vice
                                  President, Kmart Holding Corporation (consumer goods),
                                  from September, 2003 to March, 2004; Executive Vice
                                  President-Corporate Development and Administration,
                                  General Counsel and Secretary, Kellogg Company (food
                                  manufacturer), from September, 1999 to August, 2003.
                                  Oversees 75, None

Richard W. Lowry (Born 1936)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Private Investor since August, 1987 (formerly Chairman
Advisors, LLC                     and Chief Executive Officer, U.S. Plywood Corporation
One Financial Center              (building products manufacturer) until 1987). Oversees
Boston, MA 02111                  75, None
Trustee (since 1995)

Charles R. Nelson (Born 1943)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Professor of Economics, University of Washington,
Advisors, LLC                     since January, 1976; Ford and Louisa Van Voorhis
One Financial Center              Professor of Political Economy, University of
Boston, MA 02111                  Washington, since September, 1993; Director, Institute
Trustee (since 1981)              for Economic Research, University of Washington from
                                  September, 2001 to June, 2003; Adjunct Professor of
                                  Statistics, University of Washington, since September,
                                  1980; Associate Editor, Journal of Money Credit and
                                  Banking, since September, 1993; Consultant on
                                  econometric and statistical matters. Oversees 75, None

John J. Neuhauser (Born 1942)
-----------------------------------------------------------------------------------------
c/o Columbia Management           University Professor, Boston College since November,
Advisors, LLC                     2005; Academic Vice President and Dean of Faculties,
One Financial Center              Boston College from August, 1999 to October, 2005.
Boston, MA 02111                  Oversees 75, None
Trustee (since 1985)

Fund Governance (continued) - Columbia World Equity Fund



  Independent Trustees

Name, address and year of birth,  Principal occupation(s) during past five years, Number
Position with funds, Year first   of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/ trustee, Other directorships held

 Patrick J. Simpson (Born 1944)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Partner, Perkins Coie LLP (law firm). Oversees 75, None
 Advisors, LLC
 One Financial Center
 Boston, MA 02111
 Trustee (since 2000)

 Thomas E. Stitzel (Born 1936)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Business Consultant since 1999; Chartered Financial
 Advisors, LLC                    Analyst. Oversees 75, None
 One Financial Center
 Boston, MA 02111
 Trustee (since 1998)

 Thomas C. Theobald (Born 1937)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Partner and Senior Advisor, Chicago Growth Partners
 Advisors, LLC                    (private equity investing) since September, 2004;
 One Financial Center             Managing Director, William Blair Capital Partners
 Boston, MA 02111                 (private equity investing) from September, 1994 to
 Trustee and Chairman of the      September, 2004. Oversees 75, Anixter International
 Board/2/ (since 1996)            (network support equipment distributor); Ventas, Inc.
                                  (real estate investment trust); Jones Lang LaSalle
                                  (real estate management services); Ambac Financial
                                  Group (financial guaranty insurance)

 Anne-Lee Verville (Born 1945)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Retired since 1997 (formerly General Manager, Global
 Advisors, LLC                    Education Industry, IBM Corporation (computer and
 One Financial Center             technology) from 1994 to 1997). Oversees 75, None
 Boston, MA 02111
 Trustee (since 1998)

  Interested Trustee


William E. Mayer (Born 1940)
------------------------------------------------------------------------------------
c/o Columbia Management      Partner, Park Avenue Equity Partners (private equity)
Advisors, LLC                since February, 1999; Dean and Professor, College of
One Financial Center         Business, University of Maryland, 1992 to 1997.
Boston, MA 02111             Oversees 75, Lee Enterprises (print media), WR
Trustee/3/ (since 1994)      Hambrecht + Co. (financial service provider); Reader's
                             Digest (publishing)

/1/In December 2000, the boards of each of the former Liberty Funds and former
  Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
/2/Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.
/3/Mr. Mayer is an "interested person" (as defined in the Investment Company
   Act of 1940) by reason of his affiliation with WR Hambrecht + Co.
The Statement of Additional Information includes additional information about the Trustees of the Fund and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued) - Columbia World Equity Fund



  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 President - Columbia Funds, since October 2004;
Boston, MA 02111                     Managing Director - Columbia Management Advisors, LLC,
President (since 2004)               since September 2004; Senior Vice President - Columbia
                                     Management Distributors, Inc., since January 2005;
                                     Director - Columbia Management Services, Inc., since
                                     January 2005; Director - Bank of America Global
                                     Liquidity Funds, plc and Banc of America Capital
                                     Management (Ireland), Limited, since May 2005;
                                     Director - FIM Funding, Inc., since January 2005;
                                     President and Chief Executive Officer - CDC IXIS AM
                                     Services, Inc. (asset management), from September 1998
                                     through August 2004; and a senior officer or director
                                     of various other Bank of America-affiliated entities,
                                     including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Treasurer - Columbia Funds, since October 2003;
Boston, MA 02111                     Treasurer - the Liberty Funds, Stein Roe Funds and
Senior Vice President, Chief         Liberty All-Star Funds, December 2000 - December 2006;
Financial Officer and Treasurer      Vice President - Columbia Management Advisors, Inc.,
(since 2000)                         since April 2003; President - Columbia Funds, Liberty
                                     Funds and Stein Roe Funds, February 2004 to October
                                     2004; Treasurer - Galaxy Funds, September 2002 to
                                     December 2005; Treasurer, December 2002 to December
                                     2004, and President, February 2004 to December 2004 -
                                     Columbia Management Multi-Strategy Hedge Fund, LLC;
                                     and a senior officer of various other Bank of
                                     America-affiliated entities, including other
                                     registered and unregistered funds.

Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Director (Columbia Management Group LLC and Investment
Boston, MA 02111                     Product Group Compliance), Bank of America since June
Senior Vice President, Chief         2005; Director of Corporate Compliance and Conflicts
Compliance Officer (since 2007)      Officer, MFS Investment Management (investment
                                     management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2004)     Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

Fund Governance (continued) - Columbia World Equity Fund


  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

   Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Fund Controller of the Advisor from
   Deputy Treasurer (since 2006)     October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

   Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Head of Tax/Compliance and Assistant
   Deputy Treasurer (since 2006)     Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President-Trustee Reporting of the
   Controller (since 2006)           Advisor from April, 2002 to October, 2004; Management
                                     Consultant, PricewaterhouseCoopers (independent
                                     registered public accounting firm) prior to October,
                                     2002.

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

1CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
2I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1. Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

    Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2. Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

    Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3. Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

    Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4. Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

    Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5. Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

    Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6. Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

    Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General
1. Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2. In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3. The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4. The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5. The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6. The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies
7. The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8. The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9. The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10. The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11. CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
12. CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13. The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1. Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2. Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3. Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4. Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5. Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6. Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7. Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix


Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1. Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5. Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6. Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7. Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8. Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9. Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

Columbia World Equity Fund

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-345-6611

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia World Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.
Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia World Equity Fund

Annual Report - March 31, 2007
[LOGO] Columbia Management(R)

(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/129815-0307 (05/07) 07-37691

[LOGO] Columbia Management(R)

                                                                  --------------

Columbia Income Fund

Annual Report - March 31, 2007

                       NOT FDIC INSURED  May Lose Value
                                        -----------------
                                        No Bank Guarantee

President's Message

                                                                 March 31, 2007

  Table of contents


                      Economic Update                  1

                      Performance Information          2

                      Understanding Your Expenses      3

                      Portfolio Managers' Report       4

                      Fund Profile                     6
                       Financial Statements            7
                       Investment Portfolio            8
                       Statement of Assets and
                       Liabilities                    29
                       Statement of Operations        31
                       Statement of Changes in Net
                       Assets                         32
                       Financial Highlights           34
                       Notes to Financial Statements  38

                      Report of Independent
                      Registered Public Accounting
                      Firm                            47

                      Fund Governance                 48

                      Board Consideration and
                      Approval of Investment
                      Advisory Agreements             52

                      Summary of Management Fee
                      Evaluation by Independent Fee
                      Consultant                      55

                      Important Information
                      About This Report               61

  The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds


                     Dear Shareholder:
                     Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

                     Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

.. Gotten married or divorced
.. Added a child to your family
.. Made a significant change in employment
.. Entered or moved significantly closer to retirement
.. Experienced a serious illness or death in the family
.. Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

Economic Update - Columbia Income Fund


  Summary

  For the 12-month period ended March 31, 2007
 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     6.59%                                            11.45%

 . The broad US stock market, as measured by the S&P 500 Index, returned
   11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.


                   S&P Index                                        MSCI Index

                                      [GRAPHIC]                                         [GRAPHIC]


                    11.83%                                            20.20%

  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
  (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.


US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice -- to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back
Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note/1/, a bellwether for the bond market, ended the 12-month period at 4.63% -- somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

Despite late set-back, stocks moved solidly higher
Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.


/1/10-year Treasury not used solely as a benchmark for long-term interest rates. Past performance is no guarantee of future results.

Performance Information - Columbia Income Fund

  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                                 Annual operating expense ratio*

                                 Class A          0.97%
                                 Class B          1.72%
                                 Class C          1.72%
                                 Class Z          0.72%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

               Growth of a $10,000 investment 04/01/97 - 03/31/07

                                    [CHART]

                  Class A        Class A      Lehman Brothers    Lehman Brothers
                  Shares         Shares        Intermediate       Intermediate
               Without Sales   With Sales    Government/Credit       Credit
                  Charge         Charge         Bond Index         Bond Index
               -------------  -------------     -----------     --------------
                 $10,000         $9,525           $10,000           $10,000
04/30/1997       $10,113         $9,633           $10,117           $10,133
05/31/1997       $10,270         $9,782           $10,201           $10,235
06/30/1997       $10,425         $9,930           $10,294           $10,348
07/31/1997       $10,750        $10,239           $10,503           $10,622
08/31/1997       $10,622        $10,118           $10,450           $10,529
09/30/1997       $10,777        $10,265           $10,571           $10,676
10/31/1997       $10,807        $10,294           $10,689           $10,775
11/30/1997       $10,857        $10,341           $10,712           $10,800
12/31/1997       $10,965        $10,444           $10,798           $10,882
01/31/1998       $11,086        $10,560           $10,939           $11,027
02/28/1998       $11,113        $10,585           $10,931           $11,028
03/31/1998       $11,177        $10,646           $10,966           $11,067
04/30/1998       $11,239        $10,705           $11,021           $11,130
05/31/1998       $11,304        $10,767           $11,101           $11,225
06/30/1998       $11,333        $10,795           $11,172           $11,287
07/31/1998       $11,378        $10,837           $11,211           $11,317
08/31/1998       $11,134        $10,605           $11,387           $11,397
09/30/1998       $11,369        $10,829           $11,673           $11,738
10/31/1998       $11,134        $10,605           $11,661           $11,644
11/30/1998       $11,335        $10,797           $11,660           $11,735
12/31/1998       $11,402        $10,861           $11,707           $11,785
01/31/1999       $11,498        $10,952           $11,771           $11,879
02/28/1999       $11,324        $10,786           $11,598           $11,677
03/31/1999       $11,452        $10,908           $11,685           $11,786
04/30/1999       $11,554        $11,005           $11,721           $11,832
05/31/1999       $11,434        $10,891           $11,631           $11,701
06/30/1999       $11,392        $10,851           $11,639           $11,690
07/31/1999       $11,355        $10,816           $11,629           $11,653
08/31/1999       $11,331        $10,793           $11,638           $11,645
09/30/1999       $11,446        $10,902           $11,746           $11,773
10/31/1999       $11,478        $10,933           $11,777           $11,817
11/30/1999       $11,547        $10,998           $11,791           $11,846
12/31/1999       $11,543        $10,995           $11,752           $11,804
01/31/2000       $11,571        $11,021           $11,709           $11,753
02/29/2000       $11,698        $11,143           $11,805           $11,850
03/31/2000       $11,830        $11,269           $11,927           $11,951
04/30/2000       $11,703        $11,147           $11,900           $11,881
05/31/2000       $11,647        $11,093           $11,919           $11,875
06/30/2000       $11,955        $11,387           $12,129           $12,122
07/31/2000       $12,113        $11,538           $12,221           $12,234
08/31/2000       $12,298        $11,714           $12,365           $12,390
09/30/2000       $12,348        $11,761           $12,478           $12,511
10/31/2000       $12,291        $11,707           $12,535           $12,522
11/30/2000       $12,405        $11,816           $12,706           $12,671
12/31/2000       $12,672        $12,070           $12,939           $12,919
01/31/2001       $12,964        $12,349           $13,151           $13,192
02/28/2001       $13,142        $12,518           $13,275           $13,321
03/31/2001       $13,203        $12,575           $13,377           $13,432
04/30/2001       $13,191        $12,564           $13,343           $13,406
05/31/2001       $13,334        $12,701           $13,417           $13,508
06/30/2001       $13,373        $12,738           $13,467           $13,568
07/31/2001       $13,665        $13,016           $13,747           $13,885
08/31/2001       $13,831        $13,174           $13,884           $14,043
09/30/2001       $13,577        $12,932           $14,087           $14,130
10/31/2001       $13,791        $13,136           $14,321           $14,382
11/30/2001       $13,807        $13,151           $14,178           $14,271
12/31/2001       $13,732        $13,080           $14,100           $14,180
01/31/2002       $13,838        $13,180           $14,173           $14,269
02/28/2002       $13,886        $13,227           $14,285           $14,378
03/31/2002       $13,817        $13,160           $14,068           $14,156
04/30/2002       $14,097        $13,428           $14,300           $14,353
05/31/2002       $14,183        $13,509           $14,443           $14,548
06/30/2002       $14,114        $13,443           $14,567           $14,605
07/31/2002       $14,029        $13,363           $14,739           $14,653
08/31/2002       $14,231        $13,555           $14,959           $14,936
09/30/2002       $14,389        $13,705           $15,227           $15,217
10/31/2002       $14,093        $13,423           $15,167           $15,095
11/30/2002       $14,397        $13,713           $15,154           $15,220
12/31/2002       $14,718        $14,019           $15,484           $15,617
01/31/2003       $14,809        $14,106           $15,484           $15,661
02/28/2003       $15,067        $14,351           $15,702           $15,937
03/31/2003       $15,074        $14,358           $15,718           $15,970
04/30/2003       $15,453        $14,719           $15,837           $16,189
05/31/2003       $15,864        $15,110           $16,156           $16,602
06/30/2003       $15,977        $15,218           $16,144           $16,610
07/31/2003       $15,489        $14,753           $15,705           $16,100
08/31/2003       $15,540        $14,802           $15,743           $16,149
09/30/2003       $16,025        $15,264           $16,141           $16,630
10/31/2003       $16,072        $15,308           $15,990           $16,482
11/30/2003       $16,195        $15,426           $16,012           $16,531
12/31/2003       $16,417        $15,637           $16,151           $16,695
01/31/2004       $16,608        $15,819           $16,258           $16,828
02/29/2004       $16,717        $15,923           $16,424           $17,015
03/31/2004       $16,856        $16,055           $16,552           $17,165
04/30/2004       $16,516        $15,731           $16,160           $16,727
05/31/2004       $16,336        $15,560           $16,087           $16,622
06/30/2004       $16,439        $15,658           $16,135           $16,682
07/31/2004       $16,626        $15,836           $16,271           $16,852
08/31/2004       $16,932        $16,128           $16,542           $17,179
09/30/2004       $17,035        $16,226           $16,570           $17,242
10/31/2004       $17,229        $16,411           $16,681           $17,373
11/30/2004       $17,167        $16,352           $16,530           $17,221
12/31/2004       $17,346        $16,522           $16,642           $17,374
01/31/2005       $17,438        $16,609           $16,674           $17,424
02/28/2005       $17,429        $16,601           $16,582           $17,330
03/31/2005       $17,192        $16,375           $16,496           $17,171
04/30/2005       $17,335        $16,511           $16,684           $17,360
05/31/2005       $17,494        $16,663           $16,834           $17,544
06/30/2005       $17,657        $16,818           $16,905           $17,644
07/31/2005       $17,607        $16,771           $16,764           $17,502
08/31/2005       $17,787        $16,942           $16,960           $17,723
09/30/2005       $17,597        $16,761           $16,816           $17,551
10/31/2005       $17,438        $16,610           $16,724           $17,419
11/30/2005       $17,531        $16,698           $16,797           $17,503
12/31/2005       $17,682        $16,842           $16,903           $17,620
01/31/2006       $17,689        $16,848           $16,902           $17,615
02/28/2006       $17,765        $16,921           $16,913           $17,643
03/31/2006       $17,605        $16,769           $16,839           $17,527
04/30/2006       $17,548        $16,715           $16,847           $17,525
05/31/2006       $17,512        $16,680           $16,849           $17,520
06/30/2006       $17,494        $16,663           $16,874           $17,537
07/31/2006       $17,701        $16,860           $17,063           $17,756
08/31/2006       $17,982        $17,128           $17,277           $18,019
09/30/2006       $18,156        $17,294           $17,413           $18,181
10/31/2006       $18,293        $17,424           $17,505           $18,294
11/30/2006       $18,543        $17,662           $17,665           $18,495
12/31/2006       $18,434        $17,558           $17,592           $18,414
01/31/2007       $18,478        $17,600           $17,599           $18,427
02/28/2007       $18,812        $17,919           $17,842           $18,724
03/31/2007       $18,661        $17,777           $17,884           $18,729

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate term US government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                          Performance of a $10,000 investment 04/01/97 - 03/31/07 ($)

                          Sales charge            without            with
                          Class A                 18,661             17,777
                          Class B                 18,011             18,011
                          Class C                 18,138             18,138
                          Class Z                 19,043                n/a

          Average annual total return as of 03/31/07 (%)

          Share class  A            B            C            Z
          ------------------------------------------------------------
          Inception    07/31/00     07/15/02     07/15/02     03/05/86
          ------------------------------------------------------------
          Sales charge without with without with without with without
          1-year       6.04    1.00 5.26    0.26 5.41    4.41 6.31
          5-year       6.20    5.17 5.45    5.12 5.60    5.60 6.53
          10-year      6.44    5.92 6.06    6.06 6.13    6.13 6.65

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.
Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The returns of Class A shares include returns of the fund's Class Z shares (the oldest existing fund share class) for periods prior to the inception of Class A shares. The returns of Class B and Class C shares include returns of the fund's Class A shares for periods prior to the inception of Class B and Class C shares, respectively. The returns of Class B and Class C shares also include returns of the fund's Class Z shares for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and Class A, Class B or Class C shares or between Class A shares and Class B or Class C shares. If differences in expenses had been reflected, the returns shown for Class A, Class B and Class C shares for periods prior to the inception of Class A, Class B and Class C shares, respectively, would have been lower. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on March 5, 1986.

Understanding Your Expenses - Columbia Income Fund


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 . For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.
 . For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 - 03/31/07

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical       Actual
Class A 1,000.00    1,000.00        1,028.12 1,020.19     4.80    4.78                0.95
Class B 1,000.00    1,000.00        1,024.28 1,016.45     8.58    8.55                1.70
Class C 1,000.00    1,000.00        1,025.08 1,017.20     7.83    7.80                1.55
Class Z 1,000.00    1,000.00        1,029.42 1,021.44     3.54    3.53                0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report - Columbia Income Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                                  Net asset value per share
                                  as of 03/31/07 ($)

                                  Class A               9.68
                                  Class B               9.68
                                  Class C               9.68
                                  Class Z               9.68
                                  Distributions declared per share
                                  04/01/06 - 03/31/07 ($)

                                  Class A               0.51
                                  Class B               0.43
                                  Class C               0.45
                                  Class Z               0.53

For the 12-month period that ended March 31, 2007, Columbia Income Fund Class A shares returned 6.04% without sales charge. The fund's return was lower than the returns of its benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Intermediate Credit Bond Index, which returned 6.14% and 6.82%, respectively, for the same period./1/ The fund's return was also lower than the average return of its peer group the Lipper Corporate Debt Funds BBB Rated Classification, which was 6.88% for the 12-month period./2/ Allocation decisions within the financial sector accounted for the performance shortfall.

The past 12 months were a fairly stable period for the fixed-income markets. Three months into the period, the Federal Reserve Open Market Committee (the
Fed) suspended its two-year-long string of short-term interest rate hikes, and stayed on the sidelines for the remainder of the period. Meanwhile, inflation remained moderate enough to bring long-term rates down slightly. The net result was a healthy bond market. While long-term bonds tended to outperform issues with shorter maturities, solid gains were posted at all points of the maturity spectrum.

Steady economic growth favored corporate bonds
The national economy managed to stay in a sweet spot characterized by strong growth and the absence of undue inflationary pressures. The economy's steady growth created a favorable environment for corporate bonds, consistent with a general trend in which fixed-income investors were rewarded for assuming credit risk. In particular, high-yield bonds were the top performing bond market sector during the period. Our decision to overweight the high-yield sector enabled the fund to maintain its competitiveness with other intermediate bond funds.

However, this reward for risk-taking did not extend to the mortgage market. Toward the end of the period, a surge in foreclosures experienced by subprime lenders resulted in significant losses for low-quality mortgage pools. While the fund's exposure to subprime securities was limited, many of its mortgage holdings lost ground as investors worried that problems could spill over to other areas of the market.

The fund's sector decisions experienced mixed results during the period. Positions in the financial sector helped performance for the first six months, then hampered performance in the second half, above and beyond subprime concerns. A decision to underweight the insurance sector also hampered performance as major carriers delivered above-average performance after a mild hurricane year. We plan to add to the fund's insurance holdings because of the balance sheet improvements created by the limited payouts of the past year and limited subprime exposure. In addition, we believe insurers appear to be less likely than other financial companies to be candidates for a private equity transaction.

/1/The Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate term US government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in an index.
/2/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) - Columbia Income Fund



Looking ahead
We plan to take a more neutral view of the high-yield market now that low quality issues offer historically low yield advantages versus investment-grade credits. The fund is currently overweight in AAA and BBB-rated bonds, whose prospects we believe remain attractive given our constructive outlook for the economy as a whole. While the bond market still faces an elevated risk of shareholder-friendly leveraged transactions, we believe such risks are to a large degree priced into today's yield levels.

                        Portfolio structure
                        as of 03/31/07 (%)

                        Corporate fixed-income
                          bonds & notes             77.6
                        Government & agency
                          obligations                9.9
                        Asset-backed securities      6.8
                        Mortgage-backed
                          securities                 3.1
                        Collateralized mortgage
                          obligations                2.4
                        Cash equivalents, net other
                          assets & liabilities       0.2
                        Quality breakdown
                        as of 03/31/07 (%)

                        Aaa/AAA                     14.7
                        Aa/AA                       16.9
                        A                           15.3
                        Baa/BBB                     35.4
                        Ba/BB                        7.8
                        B                            7.1
                        Caa/CCC                      1.6
                        Other                        1.2
                        Maturity breakdown
                        as of 03/31/07 (%)

                        0-1 year                     3.1
                        1-5 years                   28.5
                        5-10 years                  39.6
                        10-20 years                  4.3
                        Over 20 years               24.5

  Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.
  The fund is actively managed and the composition of its portfolio will change over time.

                                  SEC yields
                                  as of 03/31/07 (%)

                                  Class A    5.01
                                  Class B    4.59
                                  Class C    4.73
                                  Class Z    5.57

  The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Fund Profile - Columbia Income Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Summary


  12-month return as of 03/31/07


                                         [GRAPHIC] +6.04%
                                                   Class A shares
                                                     (without sales charge)

                                         [GRAPHIC] +6.14%
                                                   Lehman Brothers
                                                   Intermediate
                                                   Government/Credit Bond
                                                   Index

                                         [GRAPHIC] + 6.82%
                                                   Lehman Brothers
                                                   Intermediate Credit Bond
                                                   Index

  Management Style

  Fixed-Income Maturity
                                      [GRAPHIC]



  Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary
.. For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 6.04 % without sales charge.

.. The fund's return was lower than the return of its benchmark and the average return of its peer group.

.. The fund had more exposure than the indices to high-yield bonds, the best-performing sector of the fixed-income market, which benefited performance. However, the composition of holdings in the financial sector hurt relative performance in the second half of the period.

Portfolio Management
Kevin L. Cronk has co-managed the Columbia Income Fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Thomas A. LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Carl W. Pappo has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

                               -----------------

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Financial Statements - Columbia Income Fund
March 31, 2007


                                    A guide to understanding your fund's
                                    financial statements
                                    -------------------------------------
      Investment Portfolio          The investment portfolio details all
                                    of the fund's holdings and their
                                    values as of the last day of the
                                    reporting period. Portfolio holdings
                                    are organized by type of asset,
                                    industry, country or geographic
                                    region (if applicable) to demonstrate
                                    areas of concentration and
                                    diversification.
                                    -------------------------------------
      Statement of Assets and       This statement details the fund's
      Liabilities                   assets, liabilities, net assets and
                                    share price for each share class as
                                    of the last day of the reporting
                                    period. Net assets are calculated by
                                    subtracting all the fund's
                                    liabilities (including any unpaid
                                    expenses) from the total of the
                                    fund's investment and non-investment
                                    assets. The share price for each
                                    class is calculated by dividing net
                                    assets for that class by the number
                                    of shares outstanding in that class
                                    as of the last day of the reporting
                                    period.
                                    -------------------------------------
      Statement of Operations       This statement details income earned
                                    by the fund and the expenses accrued
                                    by the fund during the reporting
                                    period. This statement also shows any
                                    net gain or loss the fund realized on
                                    the sales of its holdings during the
                                    period, as well as any unrealized
                                    gains or losses recognized over the
                                    period. The total of these results
                                    represents the fund's net increase or
                                    decrease in net assets from
                                    operations.
                                    -------------------------------------
      Statement of Changes in Net   This statement demonstrates how the
      Assets                        fund's net assets were affected by
                                    its operating results, distributions
                                    to shareholders and shareholder
                                    transactions (e.g., subscriptions,
                                    redemptions and dividend
                                    reinvestments) during the reporting
                                    period. This statement also details
                                    changes in the number of shares
                                    outstanding.
                                    -------------------------------------
      Financial Highlights          The financial highlights demonstrate
                                    how the fund's net asset value per
                                    share was affected by the fund's
                                    operating results. The financial
                                    highlights table also discloses
                                    performance for each class of shares
                                    and certain key ratios (e.g., class
                                    expenses and net investment income as
                                    a percentage of average net assets).
                                    -------------------------------------
      Notes to Financial Statements These notes disclose the
                                    organizational background of the
                                    fund, its significant accounting
                                    policies (including those surrounding
                                    security valuation, income
                                    recognition and distributions to
                                    shareholders), federal tax
                                    information, fees and compensation
                                    paid to affiliates and significant
                                    risks and contingencies.

Investment Portfolio - Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes - 77.6%

                                                              Par ($)   Value ($)
Basic Materials - 2.7%
Chemicals - 0.7%
BCP Crystal US Holdings Corp.    9.625% 06/15/14                215,000    244,223

Chemtura Corp.                   6.875% 06/01/16                420,000    406,350

Dow Chemical Co.                 6.000% 10/01/12              1,000,000  1,031,052

EquiStar Chemicals LP            10.625% 05/01/11               280,000    295,400

Huntsman International LLC       6.875% 11/15/13 (a)            170,000    233,907
                                 7.875% 11/15/14 (a)            245,000    253,269

Ineos Group Holdings PLC         8.500% 02/15/16 (a)            500,000    478,750

Innophos Investments Holdings,  PIK,
Inc.                              13.374% 02/15/15 (b)          101,283    103,654

Lyondell Chemical Co.            8.000% 09/15/14                225,000    235,687
                                 8.250% 09/15/16                305,000    326,350

MacDermid, Inc.                  9.500% 04/15/17 (a)(c)         205,000    210,125

Mosaic Co.                       7.625% 12/01/16 (a)            510,000    538,050

NOVA Chemicals Corp.             6.500% 01/15/12                350,000    333,375
                                ----------------------------- --------- ----------
                                Chemicals Total                          4,690,192

Forest Products & Paper - 1.5%
Abitibi-Consolidated, Inc.       8.375% 04/01/15                355,000    333,700

Domtar, Inc.                     7.125% 08/15/15                395,000    393,025

Georgia-Pacific Corp.            8.000% 01/15/24                455,000    457,275

NewPage Corp.                    10.000% 05/01/12               225,000    246,094
                                 12.000% 05/01/13               220,000    238,700

Norske Skog Canada Ltd.          7.375% 03/01/14              1,200,000  1,161,000

Weyerhaeuser Co.                 7.375% 03/15/32              6,610,000  6,924,484
                                ----------------------------- --------- ----------
                                Forest Products & Paper Total            9,754,278

Metals & Mining - 0.5%
FMG Finance Ltd.                 10.625% 09/01/16 (a)           635,000    730,250

Freeport-McMoRan Copper & Gold,
Inc.                             8.375% 04/01/17                870,000    940,687

Vale Overseas Ltd.               6.250% 01/23/17              1,615,000  1,645,617
                                ----------------------------- --------- ----------
                                Metals & Mining Total                    3,316,554
Basic Materials Total                                                   17,761,024
Communications - 12.1%
Media - 5.8%
Advanstar Communications, Inc.   12.000% 02/15/11               440,000    458,700
                                 15.000% 10/15/11 (b)           100,000    104,500

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                          Par ($)   Value ($)
  Communications (continued)
  Media (continued)
  Atlantic Broadband Finance LLC     9.375% 01/15/14        360,000    368,100

  Cablevision Systems Corp.          8.000% 04/15/12        355,000    360,325

  Charter Communications Holdings I
  LLC                                9.920% 04/01/14        745,000    663,050
                                     11.000% 10/01/15       420,000    435,750

  Clear Channel Communications,
  Inc.                               4.900% 05/15/15        195,000    163,949
                                     5.500% 12/15/16        305,000    257,297
                                     7.650% 09/15/10      5,110,000  5,395,766

  CMP Susquehanna Corp.              9.875% 05/15/14 (a)    380,000    389,500

  Comcast Corp.                      6.450% 03/15/37      2,000,000  2,002,280

  CSC Holdings, Inc.                 7.625% 04/01/11        640,000    656,000
                                     7.625% 07/15/18 (d)    165,000    166,650

  Dex Media West LLC                 9.875% 08/15/13      1,033,000  1,127,261

  DirecTV Holdings LLC               6.375% 06/15/15        470,000    446,500

  EchoStar DBS Corp.                 6.625% 10/01/14        635,000    638,969

  Insight Midwest LP                 9.750% 10/01/09        935,000    950,194

  Lamar Media Corp.                  6.625% 08/15/15        725,000    706,875

  LIN Television Corp.               6.500% 05/15/13        545,000    533,419

  PriMedia, Inc.                     8.000% 05/15/13        460,000    476,100

  Quebecor Media, Inc.               7.750% 03/15/16        450,000    462,375

  R.H. Donnelley Corp.               8.875% 01/15/16        190,000    201,875

  Reader's Digest Association, Inc.  9.000% 02/15/17 (a)    385,000    370,562

  Telenet Group Holding NV           (e) 06/15/14 (a)
                                     (11.500% 12/15/08)     390,000    365,625

  Time Warner, Inc.                  5.875% 11/15/16      5,720,000  5,767,625
                                     6.500% 11/15/36      3,445,000  3,435,247

  Umbrella Acquisition, Inc.        PIK,
                                      9.750% 03/15/15 (a)   655,000    652,544

  Viacom, Inc.                       5.750% 04/30/11      4,580,000  4,642,856

                                     6.875% 04/30/36      6,220,000  6,269,660
                                    --------------------- --------- ----------
                                    Media Total                     38,469,554

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                Par ($)   Value ($)
Communications (continued)
Telecommunication Services - 6.3%
Cincinnati Bell, Inc.                7.000% 02/15/15              305,000   302,713

Citizens Communications Co.          7.875% 01/15/27 (a)          370,000   378,325

Cricket Communications, Inc.         9.375% 11/01/14 (a)          625,000   662,500

Digicel Group Ltd.                  PIK,
                                      9.125% 01/15/15 (a)(b)(d)   660,000   625,334

Dobson Cellular Systems, Inc.        8.375% 11/01/11              300,000   318,375
                                     9.875% 11/01/12              305,000   332,450

Intelsat Bermuda, Ltd.               11.250% 06/15/16 (a)         745,000   845,575

Intelsat Intermediate Holdings Co.,  (e) 02/01/15
Ltd.                                 (9.250% 02/01/10)            315,000   261,450

Lucent Technologies, Inc.            6.450% 03/15/29              505,000   455,763

MetroPCS Wireless, Inc.              9.250% 11/01/14 (a)          510,000   539,325

Nextel Communications, Inc.          6.875% 10/31/13 (d)        2,495,000 2,556,030
                                     7.375% 08/01/15            1,365,000 1,411,818

Nordic Telephone Co. Holdings ApS    8.875% 05/01/16 (a)          385,000   411,950

Orascom Telecom Finance SCA          7.875% 02/08/14 (a)          220,000   216,700

PanAmSat Corp.                       9.000% 08/15/14              210,000   227,325

Qwest Corp.                          7.500% 10/01/14            1,030,000 1,086,650
                                     7.500% 06/15/23              100,000   101,625
                                     8.875% 03/15/12              435,000   480,675

Rogers Wireless, Inc.                9.750% 06/01/16            1,200,000 1,512,000

Rural Cellular Corp.                 11.110% 11/01/12 (b)         350,000   364,000

Sprint Capital Corp.                 8.750% 03/15/32            5,300,000 6,251,451

Syniverse Technologies, Inc.         7.750% 08/15/13              340,000   334,050

Telecom Italia Capital SA            5.250% 11/15/13            7,050,000 6,835,271
                                     7.200% 07/18/36            5,790,000 6,028,050

Time Warner Telecom Holdings, Inc.   9.250% 02/15/14              340,000   363,800

Verizon Communications, Inc.         6.250% 04/01/37            2,645,000 2,619,872

Virgin Media Finance PLC             8.750% 04/15/14              565,000   587,600

Vodafone Group PLC                   5.750% 03/15/16            4,475,000 4,496,569

West Corp.                           11.000% 10/15/16 (a)         445,000   469,475

Wind Acquisition Financial SA       PIK,
                                      12.610% 12/21/11 (b)        530,000   543,250

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                    Par ($)   Value ($)
Communications (continued)
Telecommunication Services (continued)
Windstream Corp.                    8.625% 08/01/16                   525,000    574,219
                                   -------------------------------- --------- ----------
                                   Telecommunication Services Total           42,194,190
Communications Total                                                          80,663,744
Consumer Cyclical - 8.8%
Airlines - 0.9%
Continental Airlines, Inc.          7.461% 04/01/15                 3,850,165  4,018,610

Southwest Airlines Co.              5.750% 12/15/16                 2,395,000  2,354,659
                                   -------------------------------- --------- ----------
                                   Airlines Total                              6,373,269

Apparel - 0.2%
Broder Brothers Co.                 11.250% 10/15/10                  235,000    239,700

Hanesbrands, Inc.                   8.735% 12/15/14 (a)(b)            185,000    188,469

Levi Strauss & Co.                  9.750% 01/15/15                   665,000    729,837

Phillips-Van Heusen Corp.           7.250% 02/15/11                   440,000    449,900
                                   -------------------------------- --------- ----------
                                   Apparel Total                               1,607,906

Auto Manufacturers - 0.4%
DaimlerChrysler NA Holding Corp.    8.500% 01/18/31 (d)             1,200,000  1,498,675

Ford Motor Co.                      7.450% 07/16/31                   485,000    375,269

General Motors Corp.                8.375% 07/15/33                   750,000    673,125
                                   -------------------------------- --------- ----------
                                   Auto Manufacturers Total                    2,547,069

Auto Parts & Equipment - 0.3%
ArvinMeritor, Inc.                  8.125% 09/15/15                   285,000    282,863

Commercial Vehicle Group, Inc.      8.000% 07/01/13                   335,000    338,350

Goodyear Tire & Rubber Co.          8.625% 12/01/11 (a)               135,000    145,125
                                    9.000% 07/01/15                   385,000    422,537

HLI Operating Co., Inc.             10.500% 06/15/10                  355,000    375,856

TRW Automotive, Inc.                7.000% 03/15/14 (a)(d)            550,000    539,000
                                   -------------------------------- --------- ----------
                                   Auto Parts & Equipment Total                2,103,731

Entertainment - 0.2%
Six Flags, Inc.                     9.625% 06/01/14                   370,000    347,800

Steinway Musical Instruments, Inc.  7.000% 03/01/14 (a)               385,000    379,225

WMG Acquisition Corp.               7.375% 04/15/14                   285,000    271,463

WMG Holdings Corp.                  (e) 12/15/14
                                    (9.500% 12/15/09)                 385,000    294,525
                                   -------------------------------- --------- ----------
                                   Entertainment Total                         1,293,013

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                           Par ($)   Value ($)
 Consumer Cyclical (continued)
 Home Builders - 1.2%
 D.R. Horton, Inc.                  5.625% 09/15/14 (d)    4,570,000  4,343,602
                                    5.625% 01/15/16 (d)      250,000    231,254
                                    6.500% 04/15/16        2,240,000  2,190,713

 K. Hovnanian Enterprises, Inc.     6.500% 01/15/14          500,000    447,500

 KB Home                            5.875% 01/15/15          570,000    503,025
                                   ----------------------- --------- ----------
                                   Home Builders Total                7,716,094

 Home Furnishings - 0.1%
 Sealy Mattress Co.                 8.250% 06/15/14          375,000    394,688
                                   ----------------------- --------- ----------
                                   Home Furnishings Total               394,688

 Housewares - 0.0%
 Vitro SA de CV                     9.125% 02/01/17 (a)      210,000    215,250
                                   ----------------------- --------- ----------
                                   Housewares Total                     215,250

 Leisure Time - 0.1%
 K2, Inc.                           7.375% 07/01/14          220,000    218,350

 Royal Caribbean Cruises Ltd.       7.000% 06/15/13          440,000    454,658
                                   ----------------------- --------- ----------
                                   Leisure Time Total                   673,008

 Lodging - 1.6%
 Chukchansi Economic Development
 Authority                          8.000% 11/15/13 (a)      365,000    377,319

 Galaxy Entertainment Finance Co.,
 Ltd.                               9.875% 12/15/12 (a)      515,000    562,638

 Greektown Holdings LLC             10.750% 12/01/13 (a)     610,000    652,700

 Harrah's Operating Co., Inc.       5.625% 06/01/15        1,265,000  1,091,062
                                    7.125% 06/01/07        2,250,000  2,258,437

 Hyatt Equities LLC                 6.875% 06/15/07 (a)    1,525,000  1,527,609

 Jacobs Entertainment, Inc.         9.750% 06/15/14          385,000    393,663

 Las Vegas Sands Corp.              6.375% 02/15/15          480,000    458,400

 MGM Mirage, Inc.                   7.625% 01/15/17          950,000    961,875

 Mohegan Tribal Gaming Authority    6.875% 02/15/15 (d)      125,000    124,688

 Pinnacle Entertainment, Inc.       8.250% 03/15/12          445,000    458,350

 Seminole Hard Rock Entertainment,
 Inc.                               7.848% 03/15/14 (a)(b)   330,000    336,600

 Station Casinos, Inc.              6.625% 03/15/18          405,000    360,450
                                    6.875% 03/01/16          600,000    549,750

 Wynn Las Vegas LLC                 6.625% 12/01/14          600,000    594,000
                                   ----------------------- --------- ----------
                                   Lodging Total                     10,707,541

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                          Par ($)   Value ($)
  Consumer Cyclical (continued)
  Retail - 3.8%
  AmeriGas Partners LP               7.125% 05/20/16        260,000    260,650

  Asbury Automotive Group, Inc.      7.625% 03/15/17 (a)    180,000    180,450
                                     8.000% 03/15/14        350,000    357,875

  Buffets, Inc.                      12.500% 11/01/14       305,000    317,200

  CVS Corp.                          5.298% 01/11/27 (a)  1,398,020  1,333,837

  CVS Lease Pass Through             6.036% 12/10/28 (a)  2,462,415  2,490,512

  Dave & Buster's, Inc.              11.250% 03/15/14       330,000    336,600

  Federated Department Stores, Inc.  6.900% 04/01/29 (d)  1,370,000  1,383,941

  Federated Retail Holdings, Inc.    5.350% 03/15/12        645,000    643,311
                                     5.900% 12/01/16      1,470,000  1,464,517

  JC Penney Corp., Inc.              7.400% 04/01/37      6,095,000  6,585,123

  Landry's Restaurants, Inc.         7.500% 12/15/14        270,000    265,950

  Ltd. Brands, Inc.                  6.950% 03/01/33      2,520,000  2,513,771

  Michaels Stores, Inc.              11.375% 11/01/16 (a)   310,000    334,025

  Rite Aid Corp.                     7.500% 01/15/15        350,000    349,125

  United Auto Group, Inc.            7.750% 12/15/16 (a)    310,000    313,100

  Wal-Mart Stores, Inc.              4.125% 02/15/11      4,520,000  4,379,550
                                     5.250% 09/01/35      1,975,000  1,793,977
                                    --------------------- --------- ----------
                                    Retail Total                    25,303,514

  Textiles - 0.0%
  INVISTA                            9.250% 05/01/12 (a)    230,000    244,950
                                    --------------------- --------- ----------
                                    Textiles Total                     244,950
  Consumer Cyclical Total                                           59,180,033
  Consumer Non-Cyclical - 6.6%
  Agriculture - 0.1%
  Alliance One International, Inc.   8.500% 05/15/12 (a)    295,000    297,386
                                     11.000% 05/15/12       290,000    319,000

  Reynolds American, Inc.            7.625% 06/01/16        295,000    313,830
                                    --------------------- --------- ----------
                                    Agriculture Total                  930,216

  Beverages - 0.3%
  Constellation Brands, Inc.         8.125% 01/15/12        428,000    442,980

  Cott Beverages, Inc.               8.000% 12/15/11        255,000    260,100

  SABMiller PLC                      6.200% 07/01/11 (a)  1,500,000  1,548,812
                                    --------------------- --------- ----------
                                    Beverages Total                  2,251,892

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                 Par ($)   Value ($)
Consumer Non-Cyclical (continued)
Biotechnology - 0.8%
Bio-Rad Laboratories, Inc.          7.500% 08/15/13              1,200,000 1,236,000

Genentech, Inc.                     4.400% 07/15/10              3,900,000 3,826,278
                                   ----------------------------- --------- ---------
                                   Biotechnology Total                     5,062,278

Commercial Services - 1.3%
ACE Cash Express, Inc.              10.250% 10/01/14 (a)           220,000   226,600

Ashtead Capital, Inc.               9.000% 08/15/16 (a)            340,000   362,100

Ashtead Holdings PLC                8.625% 08/01/15 (a)            365,000   381,425

Corrections Corp. of America        6.250% 03/15/13                315,000   315,000

Erac USA Finance Co.                6.750% 05/15/07 (a)          1,800,000 1,802,378
                                    8.000% 01/15/11 (a)          1,800,000 1,965,942

GEO Group, Inc.                     8.250% 07/15/13                480,000   500,400

Hertz Corp.                         8.875% 01/01/14                415,000   447,162

Iron Mountain, Inc.                 7.750% 01/15/15                300,000   306,000

Quebecor World Capital Corp.        8.750% 03/15/16 (a)            570,000   577,125

Quebecor World, Inc.                9.750% 01/15/15 (a)            220,000   231,000

Rental Services Corp.               9.500% 12/01/14 (a)            495,000   527,175

Service Corp. International         6.750% 04/01/16                260,000   258,700

United Rentals North America, Inc.  7.750% 11/15/13                380,000   390,450
                                   ----------------------------- --------- ---------
                                   Commercial Services Total               8,291,457

Cosmetics/Personal Care - 0.1%
DEL Laboratories, Inc.              8.000% 02/01/12                400,000   373,000

Elizabeth Arden, Inc.               7.750% 01/15/14                430,000   438,600
                                   ----------------------------- --------- ---------
                                   Cosmetics/Personal Care Total             811,600

Food - 1.1%
ConAgra Foods, Inc.                 7.000% 10/01/28              1,850,000 1,969,656

Dean Foods Co.                      7.000% 06/01/16                260,000   260,975

Dole Food Co., Inc.                 8.625% 05/01/09                305,000   304,238

Kroger Co.                          7.500% 04/01/31 (d)          1,655,000 1,803,559
                                    8.000% 09/15/29              2,226,000 2,497,821

Pinnacle Foods Holding Corp.        8.250% 12/01/13                420,000   456,771

Reddy Ice Holdings, Inc.            (e) 11/01/12
                                    (10.500% 11/01/08)             280,000   254,800
                                   ----------------------------- --------- ---------
                                   Food Total                              7,547,820

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                 Par ($)   Value ($)
Consumer Non-Cyclical (continued)
Healthcare Products - 0.1%
Advanced Medical Optics, Inc.      7.500% 05/01/17 (a)(c)          175,000    176,313
                                  ------------------------------ --------- ----------
                                  Healthcare Products Total                   176,313

Healthcare Services - 0.9%
Aetna, Inc.                        6.000% 06/15/16                 345,000    357,562

DaVita, Inc.                       7.250% 03/15/15                 405,000    409,556

HCA, Inc.                          9.250% 11/15/16 (a)             345,000    372,169
                                  PIK,
                                    9.625% 11/15/16 (a)            985,000  1,063,800

MedQuest, Inc.                     11.875% 08/15/12                285,000    259,350

Tenet Healthcare Corp.             9.875% 07/01/14                 600,000    606,000

UnitedHealth Group, Inc.           3.300% 01/30/08               2,850,000  2,800,809

US Oncology Holdings, Inc.        PIK,
                                    9.797% 03/15/12 (a)(b)         660,000    666,600
                                  ------------------------------ --------- ----------
                                  Healthcare Services Total                 6,535,846

Household Products/Wares - 1.0%
American Greetings Corp.           7.375% 06/01/16                 440,000    453,750

Amscan Holdings, Inc.              8.750% 05/01/14                 415,000    407,737

Clorox Co.                         5.480% 12/14/07 (b)           3,000,000  3,001,893

Fortune Brands, Inc.               5.125% 01/15/11                 490,000    485,638
                                   5.875% 01/15/36               2,000,000  1,785,802

Jarden Corp.                       7.500% 05/01/17                 430,000    434,300

Jostens IH Corp.                   7.625% 10/01/12                 310,000    315,425
                                  ------------------------------ --------- ----------
                                  Household Products/Wares Total            6,884,545

Pharmaceuticals - 0.9%
Elan Finance PLC                   8.875% 12/01/13 (a)             665,000    675,806

Merck & Co., Inc.                  5.750% 11/15/36               1,095,000  1,062,253

Mylan Laboratories, Inc.           6.375% 08/15/15                 635,000    627,062

NBTY, Inc.                         7.125% 10/01/15                 225,000    226,406

Omnicare, Inc.                     6.750% 12/15/13                 200,000    200,750

Warner Chilcott Corp.              8.750% 02/01/15                 365,000    380,513

Wyeth                              6.500% 02/01/34               2,500,000  2,648,090
                                  ------------------------------ --------- ----------
                                  Pharmaceuticals Total                     5,820,880
Consumer Non-Cyclical Total                                                44,312,847

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                           Par ($)   Value ($)
  Energy - 7.9%
  Coal - 0.2%
  Arch Western Finance LLC             6.750% 07/01/13       360,000   354,150

  Massey Energy Co.                    6.875% 12/15/13       380,000   360,525

  Peabody Energy Corp.                 7.375% 11/01/16       165,000   173,662
                                      -------------------- --------- ---------
                                      Coal Total                       888,337

  Oil & Gas - 6.1%
  Anadarko Petroleum Corp.             6.450% 09/15/36     3,645,000 3,606,899

  Canadian Natural Resources Ltd.      5.700% 05/15/17     2,510,000 2,498,396
                                       6.250% 03/15/38     2,525,000 2,470,468

  Chesapeake Energy Corp.              6.375% 06/15/15       300,000   298,500
                                       7.500% 06/15/14       260,000   272,350

  El Paso Production Holding Co.       7.750% 06/01/13     1,240,000 1,295,800

  Gazprom International SA             7.201% 02/01/20 (a) 2,670,513 2,800,700
                                       7.201% 02/01/20       133,526   140,035

  Hess Corp.                           7.125% 03/15/33       570,000   616,616
                                       7.300% 08/15/31     1,445,000 1,592,808

  Marathon Oil Corp.                   6.000% 07/01/12     1,220,000 1,261,903

  Murphy Oil Corp.                     6.375% 05/01/12     1,350,000 1,401,016

  Nexen, Inc.                          5.875% 03/10/35     1,600,000 1,500,910
                                       7.875% 03/15/32     2,100,000 2,485,997

  Noble Drilling Corp.                 7.500% 03/15/19     2,100,000 2,356,265

  OPTI Canada, Inc.                    8.250% 12/15/14 (a)   275,000   286,000

  Pemex Project Funding Master
  Trust                                7.875% 02/01/09     1,200,000 1,251,000
                                       9.125% 10/13/10       450,000   503,775

  Petrobras International Finance Co.  8.375% 12/10/18       215,000   258,000

  PetroHawk Energy Corp.               9.125% 07/15/13       420,000   447,300

  Pride International, Inc.            7.375% 07/15/14       355,000   363,875

  Qatar Petroleum                      5.579% 05/30/11 (a) 1,050,000 1,055,430

  Quicksilver Resources, Inc.          7.125% 04/01/16       315,000   310,275

  Ras Laffan Liquefied Natural Gas
  Co., Ltd.                            3.437% 09/15/09 (a) 1,281,120 1,257,573

  Ras Laffan Liquefied Natural Gas
  Co., Ltd. III                        5.832% 09/30/16 (a)   640,000   648,865
                                       5.838% 09/30/27 (a) 1,200,000 1,146,756

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                          Par ($)    Value ($)
 Energy (continued)
 Oil & Gas (continued)
 Tesoro Corp.                     6.625% 11/01/15            300,000    303,750

 Valero Energy Corp.              6.875% 04/15/12 (d)      2,945,000  3,136,119
                                  7.500% 04/15/32          4,795,000  5,448,693
                                 ------------------------ ---------- ----------
                                 Oil & Gas Total                     41,016,074

 Oil & Gas Services - 0.0%
 Seitel, Inc.                     9.750% 02/15/14 (a)        215,000    217,688
                                 ------------------------ ---------- ----------
                                 Oil & Gas Services Total               217,688

 Pipelines - 1.6%
 Atlas Pipeline Partners LP       8.125% 12/15/15            285,000    293,550

 Colorado Interstate Gas Co.      6.800% 11/15/15            475,000    505,154

 Energy Transfer Partners LP      6.125% 02/15/17 (d)      1,530,000  1,563,365

 MarkWest Energy Partners LP      8.500% 07/15/16            520,000    542,100

 Plains All American Pipeline LP  6.650% 01/15/37 (a)      6,330,000  6,435,141

 Williams Companies, Inc.         6.375% 10/01/10 (a)        520,000    527,150
                                  7.750% 06/15/31             80,000     85,600
                                  8.125% 03/15/12            635,000    690,563
                                 ------------------------ ---------- ----------
                                 Pipelines Total                     10,642,623
 Energy Total                                                        52,764,722
 Financials - 29.3%
 Banks - 8.0%
 Barclays Bank PLC                7.375% 06/29/49 (a)      3,900,000  4,227,304

 Chinatrust Commercial Bank       5.625% 03/29/49 (a)(b)     825,000    805,627

 HSBC Bank USA                    3.875% 09/15/09          3,290,000  3,193,517

 HSBC Capital Funding LP          9.547% 12/31/49 (a)(b)   2,700,000  3,036,004

 HSBC Holdings PLC                6.500% 05/02/36            690,000    729,267

 Lloyds TSB Group PLC             6.267% 12/31/49 (a)(b)   3,000,000  2,948,295

 M&I Marshall & Ilsley Bank       5.300% 09/08/11          3,625,000  3,647,881

 PNC Funding Corp.                5.125% 12/14/10          1,375,000  1,377,206
                                  5.625% 02/01/17          1,990,000  2,004,280

 Union Planters Corp.             4.375% 12/01/10          3,250,000  3,180,170

 USB Capital IX                   6.189% 04/15/49 (b)     12,930,000 13,257,724

 Wachovia Capital Trust III       5.800% 03/15/42 (b)      6,185,000  6,258,762

 Wachovia Corp.                   4.375% 06/01/10 (d)      1,225,000  1,201,764
                                  5.300% 10/15/11          5,795,000  5,828,362

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                               Par ($)   Value ($)
Financials (continued)
Banks (continued)
Wells Fargo & Co.                       5.455% 09/15/09 (b)    1,800,000  1,803,098
                                       ----------------------- --------- ----------
                                       Banks Total                       53,499,261

Diversified Financial Services - 12.7%
Air 2 US                                8.027% 10/01/19 (a)      673,047    706,700

American Express Co.                    6.800% 09/01/66        5,000,000  5,324,715

Ameriprise Financial, Inc.              7.518% 06/01/66        5,300,000  5,720,444

Buffalo Thunder Development
Authority                               9.375% 12/15/14 (a)      185,000    188,700

Capital One Capital IV                  6.745% 02/17/37        5,825,000  5,580,752

CIT Group, Inc.                         5.850% 09/15/16        6,205,000  6,259,585
                                        6.100% 03/15/67 (b)    1,045,000  1,007,283

Citigroup, Inc.                         5.100% 09/29/11        3,165,000  3,163,687

Countrywide Financial Corp.             6.250% 05/15/16 (d)      470,000    473,771

Dow Jones CDX High Yield Index          7.625% 06/29/12 (a)(c) 1,900,000  1,873,875

E*Trade Financial Corp.                 8.000% 06/15/11          350,000    368,375

Ford Motor Credit Co.                   6.193% 09/28/07 (b)    3,000,000  2,999,847
                                        7.375% 02/01/11        1,115,000  1,096,639
                                        8.000% 12/15/16          305,000    293,484

Fund American Companies, Inc.           5.875% 05/15/13        1,557,000  1,557,450

General Electric Capital Corp.          5.475% 12/15/09 (b)    2,410,000  2,414,695
                                        6.750% 03/15/32        5,040,000  5,710,481

General Motors Acceptance Corp.         6.875% 09/15/11        1,250,000  1,251,211
                                        8.000% 11/01/31        1,200,000  1,286,573

Goldman Sachs Group, Inc.               5.300% 02/14/12        4,125,000  4,126,196

Idearc, Inc.                            8.000% 11/15/16 (a)      625,000    642,969

International Lease Finance Corp.       4.875% 09/01/10        1,440,000  1,429,160
                                        6.375% 03/15/09        1,550,000  1,586,856

JPMorgan Chase Capital XVIII            6.950% 08/17/36        6,695,000  6,977,837

JPMorgan Chase Capital XXII             6.450% 02/02/37        2,145,000  2,102,269

LaBranche & Co., Inc.                   11.000% 05/15/12         450,000    490,500

Lehman Brothers Holdings, Inc.          5.450% 10/22/08 (b)(d)   600,000    600,545
                                        5.500% 04/04/16          150,000    149,153

Morgan Stanley                          5.750% 10/18/16        4,495,000  4,521,098

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                          Par ($)   Value ($)
Financials (continued)
Diversified Financial Services (continued)
NSG Holdings LLC                      7.750% 12/15/25 (a)                   320,000    334,400

PF Export Receivables Master Trust    3.748% 06/01/13 (a)                   763,449    720,245

Pinnacle Foods Finance LLC            9.250% 04/01/15 (a)(c)                370,000    363,525
                                      10.625% 04/01/17 (a)(c)               295,000    290,206

Residential Capital LLC               6.375% 06/30/10                     2,685,000  2,684,278
                                      6.500% 04/17/13                     7,675,000  7,602,134

Sally Holdings LLC                    10.500% 11/15/16 (a)                  310,000    318,525

Snoqualmie Entertainment
Authority                             9.125% 02/01/15 (a)                    70,000     72,187
                                      9.150% 02/01/14 (a)(b)                 70,000     71,225

Wimar Opco LLC                        9.625% 12/15/14 (a)                   460,000    461,725

Windsor Financing LLC                 5.881% 07/15/17 (a)                 2,275,158  2,282,188
                                     ------------------------------------ --------- ----------
                                     Diversified Financial Services Total           85,105,488

Insurance - 3.5%
AMBAC Financial Group, Inc.           6.150% 02/15/37 (b)                 1,065,000  1,002,587

Hartford Financial Services Group,
Inc.                                  4.700% 09/01/07                     2,300,000  2,292,801

ING Groep NV                          5.775% 12/29/49 (b)(d)              3,105,000  3,089,087

Liberty Mutual Group, Inc.            7.500% 08/15/36 (a)                 4,010,000  4,284,148
                                      7.800% 03/15/37 (a)                 2,400,000  2,339,925

Metlife, Inc.                         6.400% 12/15/36                     4,845,000  4,730,624

Prudential Financial, Inc.            4.750% 06/13/15                     1,075,000  1,023,661

Prudential Insurance Co. of America   7.650% 07/01/07 (a)                 2,400,000  2,414,537

XL Capital Ltd.                       6.500% 12/31/49 (b)                 2,485,000  2,410,231
                                     ------------------------------------ --------- ----------
                                     Insurance Total                                23,587,601

Real Estate - 0.3%
Prudential Property                   6.625% 04/01/09 (a)                 1,800,000  1,846,903
                                     ------------------------------------ --------- ----------
                                     Real Estate Total                               1,846,903

Real Estate Investment Trusts (REITs) - 2.8%
Archstone-Smith Trust                 5.750% 03/15/16                     1,820,000  1,845,000
                                      6.875% 02/15/08                       148,250    148,177

Health Care Property Investors, Inc.  6.300% 09/15/16                     3,865,000  3,961,923
                                      7.072% 06/08/15                       745,000    790,897

Highwoods Properties, Inc.            5.850% 03/15/17 (a)                   830,000    823,948

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                             Par ($)   Value ($)
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
Hospitality Properties Trust      5.625% 03/15/17 (a)                        3,040,000   2,993,932

Host Marriott LP                  6.750% 06/01/16                              400,000     403,000

iStar Financial, Inc.             5.125% 04/01/11 (d)                          850,000     841,996
                                  8.750% 08/15/08                            1,209,000   1,261,341

Liberty Property LP               5.500% 12/15/16                            2,155,000   2,139,997

Rouse Co. LP                      6.750% 05/01/13 (a)                          825,000     840,784

Simon Property Group LP           5.875% 03/01/17                            2,500,000   2,564,973
                                 ------------------------------------------- --------- -----------
                                 Real Estate Investment Trusts (REITs) Total            18,615,968

Savings & Loans - 2.0%
Washington Mutual Bank            5.125% 01/15/15                            2,815,000   2,700,531

Washington Mutual Preferred
Funding Delaware                  6.534% 03/29/49 (a)(b)                     8,800,000   8,657,264

Washington Mutual, Inc.           5.250% 09/15/17                            2,120,000   2,015,176
                                 ------------------------------------------- --------- -----------
                                 Savings & Loans Total                                  13,372,971
Financials Total                                                                       196,028,192
Industrials - 4.0%
Aerospace & Defense - 0.5%
DRS Technologies, Inc.            6.625% 02/01/16                              315,000     318,150

L-3 Communications Corp.          6.375% 10/15/15                              340,000     337,025

Raytheon Co.                      5.500% 11/15/12                            1,800,000   1,831,143

Sequa Corp.                       9.000% 08/01/09                              200,000     211,000

Systems 2001 Asset Trust          6.664% 09/15/13 (a)                          608,984     641,888
                                 ------------------------------------------- --------- -----------
                                 Aerospace & Defense Total                               3,339,206

Building Materials - 0.2%
Goodman Global Holding Co., Inc.  7.875% 12/15/12                              225,000     226,125

NTK Holdings, Inc.                (e) 03/01/14
                                  (10.750% 09/01/09)                           650,000     471,250

Ply Gem Industries, Inc.          9.000% 02/15/12                              340,000     294,950
                                 ------------------------------------------- --------- -----------
                                 Building Materials Total                                  992,325

Electrical Components & Equipment - 0.1%
Belden CDT, Inc.                  7.000% 03/15/17 (a)                          405,000     413,109

General Cable Corp.               7.125% 04/01/17 (a)                          170,000     171,062
                                  7.725% 04/01/15 (a)(b)                       170,000     170,000
                                 ------------------------------------------- --------- -----------
                                 Electrical Components & Equipment Total                   754,171

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                          Par ($)   Value ($)
Industrials (continued)
Electronics - 0.4%
Flextronics International Ltd.       6.250% 11/15/14                        770,000   744,975

NXP BV/NXP Funding LLC               9.500% 10/15/15 (a)                    260,000   268,450

Thomas & Betts Corp.                 7.250% 06/01/13                      1,200,000 1,258,865
                                    ------------------------------------- --------- ---------
                                    Electronics Total                               2,272,290

Engineering & Construction - 0.0%
Esco Corp.                           8.625% 12/15/13 (a)                    180,000   190,800
                                    ------------------------------------- --------- ---------
                                    Engineering & Construction Total                  190,800

Environmental Control - 0.3%
Aleris International, Inc.           10.000% 12/15/16 (a)                   260,000   271,700
                                    PIK,
                                      9.000% 12/15/14 (a)                   260,000   274,300

Allied Waste North America, Inc.     7.125% 05/15/16                        300,000   305,250
                                     7.875% 04/15/13                        950,000   985,625

Aventine Renewable Energy
Holdings, Inc.                       10.000% 04/01/17 (a)                   365,000   377,319
                                    ------------------------------------- --------- ---------
                                    Environmental Control Total                     2,214,194

Hand/Machine Tools - 0.0%
Baldor Electric Co.                  8.625% 02/15/17                        245,000   259,087
                                    ------------------------------------- --------- ---------
                                    Hand/Machine Tools Total                          259,087

Machinery-Construction & Mining - 0.3%
Caterpillar, Inc.                    6.050% 08/15/36                      1,400,000 1,429,018

Terex Corp.                          7.375% 01/15/14                        305,000   314,150
                                    ------------------------------------- --------- ---------
                                    Machinery-Construction & Mining Total           1,743,168

Machinery-Diversified - 0.1%
Columbus McKinnon Corp.              8.875% 11/01/13                        295,000   312,700

Manitowoc Co., Inc.                  7.125% 11/01/13                        300,000   306,000
                                    ------------------------------------- --------- ---------
                                    Machinery-Diversified Total                       618,700

Miscellaneous Manufacturing - 0.5%
American Railcar Industries, Inc.    7.500% 03/01/14 (a)                    270,000   277,425

Bombardier, Inc.                     6.300% 05/01/14 (a)                  1,500,000 1,425,000

Covalence Specialty Materials Corp.  10.250% 03/01/16 (a)                   430,000   430,000

Nutro Products, Inc.                 10.750% 04/15/14 (a)                   350,000   378,000

Trinity Industries, Inc.             6.500% 03/15/14                        950,000   940,500
                                    ------------------------------------- --------- ---------
                                    Miscellaneous Manufacturing Total               3,450,925

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                Par ($)   Value ($)
Industrials (continued)
Packaging & Containers - 0.3%
Crown Americas LLC & Crown
Americas Capital Corp.              7.750% 11/15/15               450,000    468,000

Jefferson Smurfit Corp.             8.250% 10/01/12               370,000    370,000

Owens-Brockway Glass Container,
Inc.                                6.750% 12/01/14             1,200,000  1,188,000

Solo Cup Co.                        8.500% 02/15/14               215,000    183,019
                                   ---------------------------- --------- ----------
                                   Packaging & Containers Total            2,209,019

Transportation - 1.3%
BNSF Funding Trust I                6.613% 12/15/55 (b)         2,100,000  1,952,070

Burlington Northern Santa Fe Corp.  7.950% 08/15/30               945,000  1,117,352

CHC Helicopter Corp.                7.375% 05/01/14               385,000    374,412

FedEx Corp.                         9.650% 06/15/12 (d)           600,000    713,835

Navios Maritime Holdings, Inc.      9.500% 12/15/14 (a)           325,000    338,406

PHI, Inc.                           7.125% 04/15/13               315,000    300,825

QDI LLC                             9.000% 11/15/10               245,000    235,200

Ship Finance International Ltd.     8.500% 12/15/13               420,000    430,500

Stena AB                            7.500% 11/01/13               670,000    680,050

TFM SA de CV                        9.375% 05/01/12               370,000    397,750

Union Pacific Corp.                 6.650% 01/15/11             2,010,000  2,101,369
                                   ---------------------------- --------- ----------
                                   Transportation Total                    8,641,769
Industrials Total                                                         26,685,654
Technology - 0.8%
Computers - 0.5%
Hewlett-Packard Co.                 6.500% 07/01/12 (d)         3,000,000  3,190,758

Sungard Data Systems, Inc.          9.125% 08/15/13               300,000    321,750
                                   ---------------------------- --------- ----------
                                   Computers Total                         3,512,508

Semiconductors - 0.2%
Advanced Micro Devices, Inc.        7.750% 11/01/12               250,000    252,813

Freescale Semiconductor, Inc.       10.125% 12/15/16 (a)(d)       780,000    781,950
                                   PIK,
                                     9.125% 12/15/14 (a)          505,000    501,212
                                   ---------------------------- --------- ----------
                                   Semiconductors Total                    1,535,975
Software - 0.1%
Open Solutions, Inc.                9.750% 02/01/15 (a)           395,000    406,850
                                   ---------------------------- --------- ----------
                                   Software Total                            406,850
Technology Total                                                           5,455,333

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                          Par ($)   Value ($)
  Utilities - 5.4%
  Electric - 5.1%
  AES Corp.                          7.750% 03/01/14        805,000    845,250

  Alabama Power Co.                  5.550% 08/25/09 (b)  2,540,000  2,546,739

  American Electric Power Co., Inc.  5.250% 06/01/15 (d)  1,825,000  1,795,189

  Calpine Generating Co. LLC         14.370% 04/01/11 (f)   245,000    259,700

  CMS Energy Corp.                   6.875% 12/15/15        200,000    208,500
                                     8.500% 04/15/11        125,000    135,937

  Commonwealth Edison Co.            5.900% 03/15/36        690,000    640,414
                                     6.950% 07/15/18      1,410,000  1,398,944

  Dominion Resources, Inc.           5.663% 09/28/07 (b)  1,350,000  1,350,508

  Dynegy Holdings, Inc.              7.125% 05/15/18        480,000    460,800

  Edison Mission Energy              7.500% 06/15/13        405,000    418,162

  FPL Energy American Wind LLC       6.639% 06/20/23 (a)  1,249,738  1,300,977

  FPL Energy National Wind LLC       5.608% 03/10/24 (a)    209,217    206,524

  Hydro Quebec                       8.500% 12/01/29      1,620,000  2,244,729

  ITC Holdings Corp.                 5.250% 07/15/13 (a)  2,655,000  2,592,419

  Kiowa Power Partners LLC           5.737% 03/30/21 (a)  1,190,000  1,163,237

  MidAmerican Energy Holdings Co.    5.875% 10/01/12      2,700,000  2,779,726

  Mirant Mid Atlantic LLC            8.625% 06/30/12        930,365    985,024

  Mirant North America LLC           7.375% 12/31/13        435,000    445,875

  Nevada Power Co.                   9.000% 08/15/13        800,000    863,130

  NRG Energy, Inc.                   7.250% 02/01/14        300,000    307,500
                                     7.375% 02/01/16        300,000    308,250
                                     7.375% 01/15/17         55,000     56,444

  Oncor Electric Delivery Co.        7.250% 01/15/33      1,800,000  2,011,118

  Pacific Gas & Electric Co.         6.050% 03/01/34      2,500,000  2,506,117

  Progress Energy, Inc.              7.750% 03/01/31      2,200,000  2,631,090

  Southern California Edison Co.     5.625% 02/01/36      1,325,000  1,283,407

  Southern Power Co.                 6.375% 11/15/36        600,000    588,521

  TECO Energy, Inc.                  7.000% 05/01/12        600,000    633,000

  Tenaska Alabama II Partners LP     6.125% 03/30/23 (a)  1,071,362  1,085,601
                                    --------------------- --------- ----------
                                    Electric Total                  34,052,832

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                              Par ($)    Value ($)
Utilities (continued)
Gas - 0.3%
Nakilat, Inc.                       6.067% 12/31/33 (a)                        1,385,000   1,335,805

Southern California Gas Co.         5.530% 12/01/09 (b)                        1,055,000   1,057,467
                                   ------------------------------------------ ---------- -----------
                                   Gas Total                                               2,393,272
Utilities Total                                                                           36,446,104
                                   Total Corporate Fixed-Income Bonds & Notes
                                    (Cost of $516,979,301)                               519,297,653

Government & Agency Obligations - 9.9%
Foreign Government Obligations - 2.9%
Export-Import Bank of Korea         4.625% 03/16/10 (d)                        1,550,000   1,528,449

Province of Manitoba                5.000% 02/15/12                              170,000     170,944

Province of New Brunswick           5.200% 02/21/17                            1,600,000   1,614,677

Province of Ontario                 5.000% 10/18/11                              505,000     507,654
                                    5.450% 04/27/16 (d)                        7,000,000   7,206,507

Province of Quebec                  5.000% 03/01/16                            3,835,000   3,799,526

State of Qatar                      9.750% 06/15/30 (a)                        1,650,000   2,458,500

Swedish Export Credit               5.125% 03/01/17                            1,280,000   1,283,391

United Mexican States               6.750% 09/27/34                            1,200,000   1,308,600
Foreign Government Obligations Total                                                      19,878,248
U.S. Government Agencies - 3.8%
Federal Home Loan Bank System       4.850% 02/15/08                            2,265,000   2,258,891
                                    5.300% 01/16/09                            3,250,000   3,250,140

Federal Home Loan Mortgage Corp.    5.000% 12/14/18                            2,900,000   2,830,681
                                    5.750% 06/27/16                            1,750,000   1,815,851
                                    6.000% 06/27/11                           12,340,000  12,357,905

Federal National Mortgage
Association                         6.000% 04/18/36                            2,775,000   2,843,068
U.S. Government Agencies Total                                                            25,356,536
U.S. Government Obligations - 3.2%
U.S. Treasury Bonds                 4.500% 02/15/36 (d)                        4,030,000   3,799,533
                                    7.250% 08/15/22 (d)                          700,000     875,492

U. S. Treasury Notes                4.625% 02/29/12 (d)                        1,000,000   1,003,711
                                    4.625% 02/15/17 (d)(g)                    15,650,000  15,618,215
U.S. Government Obligations Total                                                         21,296,951
                                   Total Government & Agency Obligations
                                    (Cost of $65,046,521)                                 66,531,735

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007


                                                           Par ($)   Value ($)
  Asset-Backed Securities - 6.8%
  AmeriCredit Automobile
  Receivables Trust                    3.930% 10/06/11     2,700,000 2,667,874

  Bay View Auto Trust                  4.550% 02/25/14       600,000   595,179
                                       5.310% 06/25/14     1,110,000 1,107,233

  Capital Auto Receivables Asset
  Trust                                5.500% 04/20/10 (a) 1,250,000 1,256,115

  CIT Equipment Collateral             2.830% 12/20/11     1,597,318 1,594,939

  Citicorp Residential Mortgage
  Securities, Inc.                     5.745% 03/25/37     3,300,000 3,299,901

  Citigroup Mortgage Loan Trust, Inc.  5.517% 08/25/35     1,200,000 1,189,430
                                       5.598% 03/25/36     1,000,000   995,612
                                       5.666% 08/25/35     1,000,000   985,335

  Countrywide Asset-Backed
  Certificates                         5.430% 06/25/21 (b) 2,106,203 2,105,531

  Ford Credit Auto Owner Trust         5.470% 09/15/12     4,000,000 4,003,716
                                       5.680% 06/15/12     1,500,000 1,516,697

  GE Equipment Small Ticket LLC        4.620% 12/22/14 (a)   488,770   484,588
                                       5.120% 06/22/15 (a) 1,642,930 1,649,328

  Green Tree Financial Corp.           6.870% 01/15/29       657,876   681,547

  GS Auto Loan Trust                   4.980% 11/15/13     1,208,019 1,203,257

  Harley-Davidson Motorcycle Trust     5.540% 04/15/15     1,400,000 1,410,523

  Indymac Seconds Asset Backed
  Trust                                5.450% 06/25/36 (b) 2,092,870 2,092,528

  JPMorgan Auto Receivables Trust      5.610% 12/15/14 (a) 3,000,000 3,019,997

  JPMorgan Mortgage Acquisition
  Corp.                                5.627% 10/25/35     1,550,000 1,552,194

  Long Beach Auto Receivables Trust    4.522% 06/15/12     3,200,000 3,166,342

  Pinnacle Capital Asset Trust         5.770% 05/25/10 (a) 1,500,000 1,501,491

  Providian Gateway Master Trust       3.350% 09/15/11 (a)   600,000   595,076

  Residential Asset Mortgage
  Products, Inc.                       4.120% 06/25/33       419,753   411,335

  Residential Asset Securities Corp.   5.430% 06/25/36 (b) 2,000,000 1,999,307

  Residential Funding Mortgage
  Securities II, Inc.                  5.110% 09/25/35     1,500,000 1,429,618

  Small Business Administration        5.570% 03/01/26     1,126,574 1,147,577

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Asset-Backed Securities (continued)

                                                                     Par ($)   Value ($)
Soundview Home Equity Loan Trust     5.510% 11/25/35 (b)               630,722    630,620

WFS Financial Owner Trust            4.760% 05/17/13                 1,200,000  1,188,327
                                    -------------------------------- --------- ----------
                                    Total Asset-Backed Securities
                                     (Cost of $45,572,212)                     45,481,217
Mortgage-Backed Securities - 3.1%
Federal Home Loan Mortgage Corp.     5.500% 07/01/21                 2,141,926  2,146,452

Federal National Mortgage
Association                          6.500% 11/01/36                 1,914,325  1,952,852
                                     9.000% 07/01/19                     2,448      2,498
                                     9.000% 06/01/20                    53,340     57,284
                                    TBA:
                                     5.000% 04/17/22 (c)             1,800,000  1,774,688
                                     5.000% 04/12/37 (c)             1,716,000  1,657,550
                                     5.500% 04/12/37 (c)             5,300,000  5,243,688
                                     6.000% 04/12/37 (c)             7,480,000  7,533,766

Government National Mortgage
Association                          10.000% 10/15/17                    3,970      4,412
                                     10.000% 01/15/19                      334        371
                                     10.500% 01/15/16                    9,994     11,121
                                     10.500% 04/15/20                    2,231      2,505
                                     10.500% 05/15/20                    7,193      8,075
                                     11.500% 05/15/13                    6,737      7,465
                                     12.500% 11/15/10                    3,856      4,229
                                     12.500% 10/15/13                    2,139      2,366
                                     12.500% 11/15/13                    3,015      3,355
                                     12.500% 12/15/13                    7,919      8,812
                                     13.000% 04/15/11                       32         36
                                     14.000% 08/15/11                    1,921      2,166
                                    -------------------------------- --------- ----------
                                    Total Mortgage-Backed Securities
                                     (Cost of $20,409,684)                     20,423,691

Collateralized Mortgage Obligations - 2.4%
Agency - 0.2%

Government National Mortgage
Association                          4.954% 05/16/31                 1,365,000  1,322,666
Agency Total                                                                    1,322,666
Non-Agency - 2.2%

Citigroup Mortgage Loan Trust, Inc.  5.844% 11/25/36 (b)             4,496,922  4,546,861

Countrywide Alternative Loan Trust   5.000% 03/25/20                 4,072,122  4,032,671
                                     5.500% 09/25/35                 2,140,177  2,081,030

First Horizon Alternative Mortgage
Securities                           5.978% 05/25/36 (b)               992,640    976,342

                                See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007

Collateralized Mortgage Obligations (continued)

                                                                                           Par ($)    Value ($)
Non-Agency (continued)
Nomura Asset Acceptance Corp.         5.420% 08/25/36 (b)                                     669,010     669,146

Residential Accredit Loans, Inc.      5.500% 02/25/35                                       2,035,046   2,019,576

Wachovia Mortgage Loan Trust LLC      5.424% 05/20/36 (b)                                     498,631     492,803
Non-Agency Total                                                                                       14,818,429
                                     Total Collateralized Mortgage Obligations
                                      (Cost of $16,184,059)                                            16,141,095
                                                                                           Shares
Securities Lending Collateral - 5.5%

                                     State Street Navigator Securities Lending Prime
                                       Portfolio (h)                                       36,572,712  36,572,712
                                     ----------------------------------------------------- ---------- -----------
                                     Total Securities Lending Collateral
                                      (Cost of $36,572,712)                                            36,572,712

Short-Term Obligations - 1.9%
                                                                                           Par ($)
Commercial Paper - 0.7%
Giro Funding US Corp.                5.319% 05/02/07                                        1,500,000   1,493,219

Lake Constance Funding LLC           5.245% 05/18/07                                        2,000,000   1,986,305

Versailles CDS LLC                   5.541% 04/17/07 (i)                                    1,500,000   1,496,486
Commercial Paper Total                                                                                  4,976,010
Repurchase Agreement - 1.2%
                                     Repurchase agreement with Fixed Income Clearing
                                     Corp., dated 03/30/07, due 04/02/07 at 5.060%,
                                     collateralized by a U.S. Treasury Obligation maturing
                                     02/15/10, market value of $8,080,000 (repurchase
                                     proceeds $7,921,339)                                   7,918,000   7,918,000
Repurchase Agreement Total                                                                              7,918,000
                                     Total Short-Term Obligations (Cost of $12,894,010)                12,894,010

                                     ----------------------------------------------------- ---------- -----------
                                     Total Investments - 107.2% (Cost of $713,658,499)(j)             717,342,113

                                     ----------------------------------------------------- ---------- -----------
                                     Other Assets & Liabilities, Net - (7.2)%                         (48,209,810)

                                     ----------------------------------------------------- ---------- -----------
                                     Net Assets - 100.0%                                              669,132,303

                              Notes to Investment Portfolio:
                           (a)Security exempt from registration pursuant to
                              Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $112,954,779, which represents 16.9% of net assets.
                           (b)The interest rate shown on floating rate or
                              variable rate securities reflects the rate at March 31, 2007.
                           (c)Security purchased on a delayed delivery basis.
                           (d)All or a portion of this security was on loan at
                              March 31, 2007. The total market value of securities on loan at March 31, 2007 is $35,787,675.
                           (e)Step bond. This security is currently not paying
                              coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.
                           (f)The issuer is in default of certain debt
                              covenants. Income is not being accrued. At
                              March 31, 2007, the value of this security represents 0.0% of net assets.

See Accompanying Notes to Financial Statements.

Columbia Income Fund
March 31, 2007


                           (g)This security or a portion of this security is
                              pledged as collateral for open futures contracts. At March 31, 2007, the total market value of this security pledged amounted to $349,289.
                           (h)Investment made with cash collateral received
                              from securities lending activity.
                           (i)The rate shown represents the discount rate at
                              the date of purchase.
                           (j)Cost for federal income tax purposes is
                              $715,330,173.

                              At March 31, 2007, the Fund held the following open short futures contracts:

                     Number of Aggregate               Expiration  Unrealized
        Type         Contracts Face Value     Value       Date    Appreciation
        ----         --------- ----------     -----    ---------- ------------
 U.S. Treasury Bonds    243    $27,490,484 $27,033,750  Jun-2007    $456,734

                              At March 31, 2007, the Fund had entered into the following forward currency exchange contract:

       Forward Currency              Aggregate                   Unrealized
       Contract to Sell      Value   Face Value Settlement Date Depreciation
   ----------------          -----   ---------- --------------- ------------
      EUR                   $227,240  $224,685     04/16/07       $(2,555)

                              At March 31, 2007, the asset allocation of the Fund is as follows:

              Asset Allocation (unaudited)         % of Net Assets
              ----------------------------         ---------------
              Corporate Fixed-Income Bonds & Notes       77.6
              Government & Agency Obligations             9.9
              Asset-Backed Securities                     6.8
              Mortgage-Backed Securities                  3.1
              Collateralized Mortgage Obligations         2.4
                                                        -----
                                                         99.8
              Securities Lending Collateral               5.5
              Short-Term Obligations                      1.9
              Other Assets & Liabilities, Net            (7.2)
                                                        -----
                                                        100.0
                                                        =====

                            Acronym Name
                            ------- ----
                              EUR   Euro
                              PIK   Payment-In-Kind
                              TBA   To Be Announced

                                See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Columbia Income Fund

March 31, 2007

                                                                                                  ($)
Assets                    Investments, at cost                                                713,658,499
                          Investments, at value (including securities on loan of $35,787,675) 717,342,113
                          Cash                                                                    189,584
                          Receivable for:
                           Investments sold                                                     8,229,127
                           Fund shares sold                                                     1,306,751
                           Interest                                                             8,877,860
                           Foreign tax reclaims                                                    22,686
                           Securities lending                                                      12,148
                           Futures variation margin                                                75,938
                          Deferred Trustees' compensation plan                                     34,133
                          Other assets                                                                973
                          ------------------------------------------------------------------- -----------
                          Total Assets                                                        736,091,313

Liabilities               Collateral on securities loaned                                      36,572,712
                          Unrealized depreciation on foreign forward currency contracts             2,555
                          Payable for:
                           Investments purchased                                               10,283,094
                           Investments purchased on a delayed delivery basis                   17,435,850
                           Fund shares repurchased                                                524,508
                           Distributions                                                        1,544,302
                           Investment advisory fee                                                232,693
                           Administration fee                                                      72,622
                           Transfer agent fee                                                      68,542
                           Pricing and bookkeeping fees                                            23,715
                           Trustees' fees                                                             556
                           Custody fee                                                              5,774
                           Distribution and service fees                                           55,613
                           Chief compliance officer expenses                                        3,447
                          Deferred Trustees' fees                                                  34,133
                          Deferred dollar roll fee income                                             298
                          Other liabilities                                                        98,596
                          ------------------------------------------------------------------- -----------
                          Total Liabilities                                                    66,959,010

                          ------------------------------------------------------------------- -----------
                          Net Assets                                                          669,132,303

Composition of Net Assets Paid-in capital                                                     699,201,708
                          Overdistributed net investment income                                (1,545,918)
                          Accumulated net realized loss                                       (32,661,394)
                          Net unrealized appreciation (depreciation) on:
                           Investments                                                          3,683,614
                           Foreign currency translations                                           (2,441)
                           Futures contracts                                                      456,734
                          ------------------------------------------------------------------- -----------
                          Net Assets                                                          669,132,303

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) - Columbia Income Fund

March 31, 2007

Class A Net assets                                               $ 123,329,879
        Shares outstanding                                          12,734,753
        Net asset value per share                                $        9.68(a)
        Maximum sales charge                                              4.75%
        Maximum offering price per share                         $       10.16(b)

Class B
        Net assets                                               $  20,105,394
        Shares outstanding                                           2,076,040
        Net asset value and offering price per share             $        9.68(a)

Class C
        Net assets                                               $  16,659,922
        Shares outstanding                                           1,720,269
        Net asset value and offering price per share             $        9.68(a)

Class Z
        Net assets                                               $ 509,037,108
        Shares outstanding                                          52,562,100
        Net asset value, offering and redemption price per share $        9.68

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Columbia Income Fund

For the Year Ended March 31, 2007

                                                                                               ($)
Investment Income                Interest                                                 34,068,797
                                 Securities lending                                           65,373
                                 Dollar roll fee income                                       64,512
                                 -------------------------------------------------------- ----------
                                 Total Investment Income                                  34,198,682

Expenses                         Investment advisory fee                                   2,323,876
                                 Administration fee                                          724,625
                                 Distribution fee:
                                  Class B                                                    165,706
                                  Class C                                                    111,794
                                 Service fee:
                                  Class A                                                    277,207
                                  Class B                                                     55,274
                                  Class C                                                     37,231
                                 Transfer agent fee                                          375,078
                                 Pricing and bookkeeping fees                                182,151
                                 Trustees' fees                                               31,794
                                 Custody fee                                                  28,265
                                 Chief compliance officer expenses                             9,839
                                 Other expenses                                              377,682
                                 -------------------------------------------------------- ----------
                                 Total Expenses                                            4,700,522

                                 Fees waived by Distributor - Class C                        (22,439)
                                 Custody earnings credit                                      (7,861)
                                 -------------------------------------------------------- ----------
                                 Net Expenses                                              4,670,222

                                 -------------------------------------------------------- ----------
                                 Net Investment Income                                    29,528,460

Net Realized and Unrealized Gain Net realized loss on:
(Loss) on Investments, Foreign    Investments                                             (2,645,425)
Currency and Futures Contracts    Foreign currency transactions                               (2,518)
                                  Futures contracts                                         (777,084)
                                  Net realized loss on disposal of investments
                                    purchased/sold in error (See Note 9)                          --
                                 -------------------------------------------------------- ----------
                                 Net realized loss                                        (3,425,027)

                                 Net change in unrealized appreciation (depreciation) on:
                                  Investments                                              7,746,246
                                  Foreign currency translations                               (2,441)
                                  Futures contracts                                          456,734
                                 -------------------------------------------------------- ----------
                                  Net change in unrealized appreciation                    8,200,539
                                 -------------------------------------------------------- ----------
                                 Net Gain                                                  4,775,512

                                 -------------------------------------------------------- ----------
                                 Net Increase Resulting from Operations                   34,303,972

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Columbia Income Fund


                                                                                      Year Ended March 31,
Increase (Decrease) in Net Assets                                                    2007 ($)     2006 ($)
Operations                        Net investment income                             29,528,460    27,586,983
                                  Net realized gain (loss) on investments, foreign
                                    currency transactions and futures contracts     (3,425,027)    3,366,286
                                  Net change in unrealized appreciation
                                    (depreciation) on investments, foreign
                                    currency translations and futures contracts      8,200,539   (14,821,817)
                                  ------------------------------------------------ -----------  ------------
                                  Net Increase Resulting from Operations            34,303,972    16,131,452

Distributions Declared            From net investment income:
to Shareholders                    Class A                                          (5,846,202)   (5,077,776)
                                   Class B                                            (997,114)   (1,084,622)
                                   Class C                                            (695,045)     (535,188)
                                   Class Z                                         (22,774,908)  (23,998,853)
                                  ------------------------------------------------ -----------  ------------
                                  Total Distributions Declared to Shareholders     (30,313,269)  (30,696,439)

Share Transactions                Class A:
                                   Subscriptions                                    42,939,827    25,064,558
                                   Distributions reinvested                          4,324,217     3,387,392
                                   Redemptions                                     (25,146,508)  (21,812,170)
                                  ------------------------------------------------ -----------  ------------
                                   Net Increase                                     22,117,536     6,639,780

                                  Class B:
                                   Subscriptions                                     4,203,406     5,204,620
                                   Distributions reinvested                            698,684       722,045
                                   Redemptions                                      (8,588,862)   (6,959,734)
                                  ------------------------------------------------ -----------  ------------
                                   Net Decrease                                     (3,686,772)   (1,033,069)

                                  Class C:
                                   Subscriptions                                     7,515,193     5,382,863
                                   Distributions reinvested                            479,361       333,951
                                   Redemptions                                      (4,490,367)   (3,202,512)
                                  ------------------------------------------------ -----------  ------------
                                   Net Increase                                      3,504,187     2,514,302

                                  Class Z:
                                   Subscriptions                                   230,825,585   205,890,666
                                   Distributions reinvested                         10,941,745    17,019,845
                                   Redemptions                                     (87,074,414) (394,756,253)
                                  ------------------------------------------------ -----------  ------------
                                   Net Increase (Decrease)                         154,692,916  (171,845,742)

                                  Net Increase (Decrease) from Share Transactions  176,627,867  (163,724,729)

                                  ------------------------------------------------ -----------  ------------
                                  Total Increase (Decrease) in Net Assets          180,618,570  (178,289,716)

Net Assets                        Beginning of period                              488,513,733   666,803,449
                                  End of period                                    669,132,303   488,513,733
                                  Overdistributed net investment income at end of
                                    period                                          (1,545,918)   (2,311,329)

                                See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) - Columbia Income Fund


                                                        Year Ended March 31,
                                                          2007         2006
Changes in Shares Class A:
                   Subscriptions                        4,465,996    2,548,855
                   Issued for distributions reinvested    448,389      344,181
                   Redemptions                         (2,610,548)  (2,221,904)
                  ------------------------------------ ----------  -----------
                   Net Increase                         2,303,837      671,132

                  Class B:
                   Subscriptions                          437,636      528,266
                   Issued for distributions reinvested     72,518       73,323
                   Redemptions                           (893,624)    (706,644)
                  ------------------------------------ ----------  -----------
                   Net Decrease                          (383,470)    (105,055)

                  Class C:
                   Subscriptions                          780,553      546,276
                   Issued for distributions reinvested     49,713       33,957
                   Redemptions                           (466,368)    (325,025)
                  ------------------------------------ ----------  -----------
                   Net Increase                           363,898      255,208

                  Class Z:
                   Subscriptions                       23,913,122   20,886,752
                   Issued for distributions reinvested  1,135,205    1,719,251
                   Redemptions                         (9,046,215) (40,012,824)
                  ------------------------------------ ----------  -----------
                   Net Increase (Decrease)             16,002,112  (17,406,821)

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
                                                                             Period
                                                                             Ended
                                                  Year Ended March 31,       March 31,       Year Ended June 30,
                                             ------------------------------  2004 (a)(b)    ------------------
                                             2007         2006      2005     -----------    2003 (c)    2002 (c)
------------------------------------------------------------------------------              ----------------------
Net Asset Value, Beginning of Period         $   9.62     $   9.89  $ 10.21  $ 10.10        $  9.44     $ 9.54

Income from Investment Operations:
Net investment income (d)                        0.49         0.45     0.47     0.39           0.45       0.60
Net realized and unrealized gain (loss) on
  investments, foreign currency and
  futures contracts                              0.08        (0.21)   (0.27)    0.15           0.75      (0.08)
                                             --------     --------  -------  -------        -------     ------
Total from Investment Operations                 0.57         0.24     0.20     0.54           1.20       0.52

Less Distributions Declared to Shareholders:
From net investment income                      (0.51)       (0.51)   (0.52)   (0.43)         (0.54)     (0.62)
Return of capital                                  --           --       --       --             --         --(e)
                                             --------     --------  -------  -------        -------     ------
Total Distributions Declared to Shareholders    (0.51)       (0.51)   (0.52)   (0.43)         (0.54)     (0.62)

Net Asset Value, End of Period               $   9.68     $   9.62  $  9.89  $ 10.21        $ 10.10     $ 9.44
Total return (f)                                 6.04%(g)     2.39%    2.00%    5.50%(h)(i)   13.18%(h)   5.53%

Ratios to Average Net Assets/
 Supplemental Data:
Net operating expenses (j)                       0.97%        1.01%    0.97%    1.14%(k)       1.23%      1.10%
Interest expense                                   --           --       --       --%(k)(l)      --         --
Net expenses (j)                                 0.97%        1.01%    0.97%    1.14%(k)       1.23%      1.10%
Net investment income (j)                        5.13%        4.57%    4.66%    5.20%(k)       5.12%      6.32%
Waiver/Reimbursement                               --           --       --     0.03%(k)       0.05%        --
Portfolio turnover rate                           142%         147%      36%      93%(i)         96%       136%(m)
Net assets, end of period (000's)            $123,330     $100,295  $96,568  $92,053        $89,740     $  204

(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d)Per share data was calculated using the average shares outstanding during the period.
(e)Rounds to less than $0.01 per share.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(h)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover disclosed is for the SR&F Income Portfolio.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
                                                                                      Period         Period
                                                                                      Ended          Ended
                                                            Year Ended March 31,      March 31,      June 30,
                                                        ----------------------------  2004 (a)(b)    2003 (c)(d)
                                                        2007        2006     2005     -----------    -----------
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  9.62     $  9.89  $ 10.21  $ 10.10        $  9.47

Income from Investment Operations:
Net investment income (e)                                  0.42        0.38     0.39     0.33           0.40
Net realized and unrealized gain (loss) on investments,
  foreign currency and futures contracts                   0.07       (0.22)   (0.27)    0.15           0.68
                                                        -------     -------  -------  -------        -------
Total from Investment Operations                           0.49        0.16     0.12     0.48           1.08

Less Distributions Declared to Shareholders:
From net investment income                                (0.43)      (0.43)   (0.44)   (0.37)         (0.45)

Net Asset Value, End of Period                          $  9.68     $  9.62  $  9.89  $ 10.21        $ 10.10
Total return (f)                                           5.26%(g)    1.63%    1.25%    4.91%(h)(i)   11.78%(h)(i)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (j)                                 1.72%       1.76%    1.72%    1.89%(k)       1.99%(k)
Interest expense                                             --          --       --       --%(k)(l)      --
Net expenses (j)                                           1.72%       1.76%    1.72%    1.89%(k)       1.99%(k)
Net investment income (j)                                  4.38%       3.83%    3.91%    4.46%(k)       4.39%(k)
Waiver/Reimbursement                                         --          --       --     0.03%(k)       0.11%(k)
Portfolio turnover rate                                     142%        147%      36%      93%(i)         96%(i)
Net assets, end of period (000's)                       $20,105     $23,649  $25,375  $29,534        $32,430



(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d)Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using the average shares outstanding during the period.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(h)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
                                                                                      Period        Period
                                                                                      Ended         Ended
                                                            Year Ended March 31,      March 31,     June 30,
                                                        ----------------------------  2004 (a)(b)   2003 (c)(d)
                                                        2007        2006     2005     -----------   -----------
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  9.62     $  9.89  $ 10.21  $10.10        $ 9.47

Income from Investment Operations:
Net investment income (e)                                  0.44        0.39     0.41    0.34          0.42
Net realized and unrealized gain (loss) on investments,
  foreign currency and futures contracts                   0.07       (0.21)   (0.27)   0.15          0.68
                                                        -------     -------  -------  ------        ------
Total from Investment Operations                           0.51        0.18     0.14    0.49          1.10

Less Distributions Declared to Shareholders:
From net investment income                                (0.45)      (0.45)   (0.46)  (0.38)        (0.47)

Net Asset Value, End of Period                          $  9.68     $  9.62  $  9.89  $10.21        $10.10
Total return (f)(g)                                        5.41%(h)    1.78%    1.40%   5.03%(i)     11.94%(i)

Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (j)                                 1.57%       1.61%    1.57%   1.74% (k)     1.84%(k)
Interest expense                                             --          --       --      --%(k)(l)     --
Net expenses (j)                                           1.57%       1.61%    1.57%   1.74%(k)      1.84%(k)
Net investment income (j)                                  4.52%       3.96%    4.06%   4.52%(k)      4.51%(k)
Waiver/Reimbursement                                       0.15%       0.15%    0.15%   0.18%(k)      0.23%(k)
Portfolio turnover rate                                     142%        147%      36%     93%(i)        96%(i)
Net assets, end of period (000's)                       $16,660     $13,042  $10,895  $9,185        $5,522


(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d)Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using the average shares outstanding during the period.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
                                                                              Period
                                                                              Ended
                                                   Year Ended March 31,       March 31,         Year Ended June 30,
                                             -------------------------------  2004 (a)(b)     --------------------
                                             2007         2006      2005      -----------     2003 (c)(d) 2002 (d)
-------------------------------------------------------------------------------               ------------------------
Net Asset Value, Beginning of Period         $   9.62     $   9.89  $  10.21  $  10.10        $   9.44    $   9.54

Income from Investment Operations:
Net investment income (e)                        0.52         0.48      0.49      0.41            0.53        0.63
Net realized and unrealized gain (loss) on
  investments, foreign currency and
  futures contracts                              0.07        (0.22)    (0.26)     0.16            0.71       (0.09)
                                             --------     --------  --------  --------        --------    --------
Total from Investment Operations                 0.59         0.26      0.23      0.57            1.24        0.54

Less Distributions Declared to
 Shareholders:
From net investment income                      (0.53)       (0.53)    (0.55)    (0.46)          (0.58)      (0.64)
Return of capital                                  --           --        --        --              --          --(f)
                                             --------     --------  --------  --------        --------    --------
Total Distributions Declared to Shareholders    (0.53)       (0.53)    (0.55)    (0.46)          (0.58)      (0.64)

Net Asset Value, End of Period               $   9.68     $   9.62  $   9.89  $  10.21        $  10.10    $   9.44
Total return (g)                                 6.31%(h)     2.64%     2.33%     5.80%(i)(j)    13.61%       5.80%

Ratios to Average Net Assets/
 Supplemental Data:
Net operating expenses (k)                       0.72%        0.76%     0.72%     0.82%(l)        0.84%       0.85%
Interest expense                                   --           --        --        --%(l)(m)       --          --
Net expenses (k)                                 0.72%        0.76%     0.72%     0.82%(l)        0.84%       0.85%
Net investment income (k)                        5.39%        4.82%     4.91%     5.46%(l)        5.51%       6.57%
Waiver/Reimbursement                               --           --        --      0.02%(l)          --          --
Portfolio turnover rate                           142%         147%       36%       93%(j)          96%        136%(n)
Net assets, end of period (000's)            $509,037     $351,529  $533,965  $425,402        $427,959    $327,121

(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Effective July 15, 2002, the Stein Roe Income Fund's Class S shares were renamed Liberty Income Fund Class Z shares.
(d)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(e)Per share data was calculated using the average shares outstanding during the period.
(f)Rounds to less than $0.01 per share.
(g)Total return at net asset value assuming all distributions reinvested.
(h)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(i)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j)Not annualized.
(k)The benefits derived from custody credits had an impact of less than 0.01%.
(l)Annualized.
(m)Rounds to less than 0.01%.
(n)Portfolio turnover disclosed is for the SR&F Income Portfolio.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Columbia Income Fund

March 31, 2007

Note 1. Organization
Columbia Income Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal
The Fund seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation.

Fund Shares
The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If

Columbia Income Fund

March 31, 2007

events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. Although the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia") has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions
The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and

Columbia Income Fund

March 31, 2007

simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Futures Contracts
The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or derived from, the value of the underlying security, index, or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The fund typically uses derivatives in an effort to achieve more efficiently economic exposure similar to those it could have achieved through the purchase and sale of fixed income securities. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition
Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to a mortgage dollar roll transaction is accrued over the term of the transaction.

Foreign Currency Transactions
The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Columbia Income Fund

March 31, 2007


Determination of Class Net Asset Values
All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for in-kind redemptions, discount accretion/premium amortization on debt securities and paydown gain/loss reclasses were identified and reclassified among the components of the Fund's net assets as follows:

                  Overdistributed Accumulated
                  Net Investment  Net Realized
                  Income          Loss         Paid-In Capital
                  $1,550,220      $(1,430,526) $(119,694)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

                                      March 31, 2007 March 31, 2006
             Distributions paid from:
                 Ordinary Income*      $30,313,269    $30,696,439

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-Term     Unrealized
                   Income        Capital Gains Appreciation*
                   $1,163,993    $--           $2,011,940

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to differing treatments of capital loss carryforwards, futures contracts, forward currency contracts, distribution reclassifications and discount accretion/premium amortization on debt securities and deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

                    Unrealized appreciation     $ 8,750,055
                    Unrealized depreciation      (6,738,115)
                    Net unrealized appreciation $ 2,011,940

Columbia Income Fund

March 31, 2007


The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                  Year of Expiration Capital Loss Carryforward
                  2008                             $ 7,932,135
                  2009                               8,620,038
                  2010                               1,393,345
                  2011                               2,985,140
                  2014                               3,731,648
                  2015                               6,709,359
                  Total                            $31,371,665

Of the capital loss carryforwards attributable to the Fund, $10,086,973 ($4,838,296 will expire March 31, 2008, $3,855,332 will expire March 31, 2009 and $1,393,345 will expire March 31, 2010) was obtained in a merger with Liberty Income Fund.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, capital losses of $292,784 attributed to security transactions were deferred to April 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets   Annual Fee Rate
                   First $500 million         0.420%
                   $500 million to $1 billion 0.375%
                   $1 billion to $1.5 billion 0.370%
                   $1.5 billion to $3 billion 0.340%
                   $3 billion to $6 billion   0.330%
                   Over $6 billion            0.320%

For the year ended March 31, 2007, the Fund's effective investment advisory fee rate was 0.42% of the Fund's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets   Annual Fee Rate
                   First $100 million         0.150%
                   $100 million to $1 billion 0.125%
                   Over $1 billion            0.100%

For the year ended March 31, 2007, the Fund's effective administration fee rate was 0.13% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees
Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and

Columbia Income Fund

March 31, 2007

Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Fund, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.033% of the Fund's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursements for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.07% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees
Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $17,869 on sales of the Fund's Class A shares and net CDSC fees of $146, $42,193 and $4,239 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75%

Columbia Income Fund

March 31, 2007

of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets. These waivers may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits
The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees
All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other
Columbia provides certain services to the Fund related to the requirements of the Sarbanes-Oxley Act of 2002. For the year ended March 31, 2007, the Fund paid $2,875 to Columbia for such services. This amount is included in "Other expenses" in the Statement of Operations.

Note 5. Portfolio Information
For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $954,353,413 and $770,695,484, respectively, of which $271,381,164 and $306,200,420, respectively, were U.S. Government securities.

Note 6. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended March 31, 2007, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest
As of March 31, 2007, the Fund had one shareholder that held 41.8% of the shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of March 31, 2007, the Fund had one shareholder that held 8.6% of the shares outstanding. These shares were beneficially owned by participant accounts over which BOA

Columbia Income Fund

March 31, 2007

and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Securities lending
The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Other
During the year ended March 31, 2007, the Fund had a realized investment loss in the amount of $3,209 due to a trading error. Columbia voluntarily reimbursed the Fund for the loss.

Note 10. Disclosure of Significant Risks and Contingencies

High-Yield Securities
Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus
Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have greater exposure to the economic and market events affecting such sector than if it were more broadly invested across multiple sectors.

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan that was

Columbia Income Fund

March 31, 2007

developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Report of Independent Registered Public Accounting Firm


To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to July 1, 2003 were audited by another independent registered public accounting firm whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

Fund Governance - Columbia Income Fund


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, address and year of birth,  Principal occupation(s) during past five years, Number
Position with funds, Year first   of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/ trustee, Other directorships held

Douglas A. Hacker (Born 1955)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Independent business executive since May, 2006;
Advisors, LLC                     Executive Vice President-Strategy of United Airlines
One Financial Center              (airline) from December, 2002 to May, 2006; President
Boston, MA 02111                  of UAL Loyalty Services (airline marketing company)
Trustee (since 1996)              from September, 2001 to December, 2002; Executive Vice
                                  President and Chief Financial Officer of United
                                  Airlines from July, 1999 to September, 2001. Oversees
                                  75, Nash Finch Company (food distributor); Aircastle
                                  Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Deputy General Counsel-Corporate Legal Services,
Advisors, LLC                     ConocoPhillips (integrated petroleum company) since
One Financial Center              August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason
Boston, MA 02111                  & Gette LLP (law firm) from March, 2005 to July, 2006;
Trustee (since 1996)              Adjunct Professor of Law, Northwestern University,
                                  from September, 2004 to June, 2006, Director, UAL
                                  Corporation (airline) from February, 2006 to July,
                                  2006; Chief Administrative Officer and Senior Vice
                                  President, Kmart Holding Corporation (consumer goods),
                                  from September, 2003 to March, 2004; Executive Vice
                                  President-Corporate Development and Administration,
                                  General Counsel and Secretary, Kellogg Company (food
                                  manufacturer), from September, 1999 to August, 2003.
                                  Oversees 75, None

Richard W. Lowry (Born 1936)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Private Investor since August, 1987 (formerly Chairman
Advisors, LLC                     and Chief Executive Officer, U.S. Plywood Corporation
One Financial Center              (building products manufacturer) until 1987). Oversees
Boston, MA 02111                  75, None
Trustee (since 1995)

Charles R. Nelson (Born 1943)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Professor of Economics, University of Washington,
Advisors, LLC                     since January, 1976; Ford and Louisa Van Voorhis
One Financial Center              Professor of Political Economy, University of
Boston, MA 02111                  Washington, since September, 1993; Director, Institute
Trustee (since 1981)              for Economic Research, University of Washington from
                                  September, 2001 to June, 2003; Adjunct Professor of
                                  Statistics, University of Washington, since September,
                                  1980; Associate Editor, Journal of Money Credit and
                                  Banking, since September, 1993; Consultant on
                                  econometric and statistical matters. Oversees 75, None

John J. Neuhauser (Born 1942)
-----------------------------------------------------------------------------------------
c/o Columbia Management           University Professor, Boston College since November,
Advisors, LLC                     2005; Academic Vice President and Dean of Faculties,
One Financial Center              Boston College from August, 1999 to October, 2005.
Boston, MA 02111                  Oversees 75, None
Trustee (since 1985)

Fund Governance (continued) - Columbia Income Fund


  Independent Trustees

Name, address and year of birth,  Principal occupation(s) during past five years, Number
Position with funds, Year first   of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/ trustee, Other directorships held

 Patrick J. Simpson (Born 1944)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Partner, Perkins Coie LLP (law firm). Oversees 75, None
 Advisors, LLC
 One Financial Center
 Boston, MA 02111
 Trustee (since 2000)

 Thomas E. Stitzel (Born 1936)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Business Consultant since 1999; Chartered Financial
 Advisors, LLC                    Analyst. Oversees 75, None
 One Financial Center
 Boston, MA 02111
 Trustee (since 1998)

 Thomas C. Theobald (Born 1937)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Partner and Senior Advisor, Chicago Growth Partners
 Advisors, LLC                    (private equity investing) since September, 2004;
 One Financial Center             Managing Director, William Blair Capital Partners
 Boston, MA 02111                 (private equity investing) from September, 1994 to
 Trustee and Chairman of the      September, 2004. Oversees 75, Anixter International
 Board/2/ (since 1996)            (network support equipment distributor); Ventas, Inc.
                                  (real estate investment trust); Jones Lang LaSalle
                                  (real estate management services); Ambac Financial
                                  Group (financial guaranty insurance)

 Anne-Lee Verville (Born 1945)
-----------------------------------------------------------------------------------------
 c/o Columbia Management          Retired since 1997 (formerly General Manager, Global
 Advisors, LLC                    Education Industry, IBM Corporation (computer and
 One Financial Center             technology) from 1994 to 1997). Oversees 75, None
 Boston, MA 02111
 Trustee (since 1998)

  Interested Trustee


William E. Mayer (Born 1940)
------------------------------------------------------------------------------------
c/o Columbia Management      Partner, Park Avenue Equity Partners (private equity)
Advisors, LLC                since February, 1999; Dean and Professor, College of
One Financial Center         Business, University of Maryland, 1992 to 1997.
Boston, MA 02111             Oversees 75, Lee Enterprises (print media), WR
Trustee/3/ (since 1994)      Hambrecht + Co. (financial service provider); Reader's
                             Digest (publishing)

/1/In December 2000, the boards of each of the former Liberty Funds and former
   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
/2/Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.
/3/Mr. Mayer is an "interested person" (as defined in the Investment Company
   Act of 1940) by reason of his affiliation with WR Hambrecht + Co.
The Statement of Additional Information includes additional information about the Trustees of the Fund and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued) - Columbia Income Fund


  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 President - Columbia Funds, since October 2004;
Boston, MA 02111                     Managing Director - Columbia Management Advisors, LLC,
President (since 2004)               since September 2004; Senior Vice President - Columbia
                                     Management Distributors, Inc., since January 2005;
                                     Director - Columbia Management Services, Inc., since
                                     January 2005; Director - Bank of America Global
                                     Liquidity Funds, plc and Banc of America Capital
                                     Management (Ireland), Limited, since May 2005;
                                     Director - FIM Funding, Inc., since January 2005;
                                     President and Chief Executive Officer - CDC IXIS AM
                                     Services, Inc. (asset management), from September 1998
                                     through August 2004; and a senior officer or director
                                     of various other Bank of America-affiliated entities,
                                     including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Treasurer - Columbia Funds, since October 2003;
Boston, MA 02111                     Treasurer - the Liberty Funds, Stein Roe Funds and
Senior Vice President,               Liberty All-Star Funds, December 2000 - December 2006;
Chief Financial Officer and          Vice President - Columbia Management Advisors, Inc.,
Treasurer (since 2000)               since April 2003; President - Columbia Funds, Liberty
                                     Funds and Stein Roe Funds, February 2004 to October
                                     2004; Treasurer - Galaxy Funds, September 2002 to
                                     December 2005; Treasurer, December 2002 to December
                                     2004, and President, February 2004 to December 2004 -
                                     Columbia Management Multi-Strategy Hedge Fund, LLC;
                                     and a senior officer of various other Bank of
                                     America-affiliated entities, including other
                                     registered and unregistered funds.

Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Director (Columbia Management Group LLC and Investment
Boston, MA 02111                     Product Group Compliance), Bank of America since June
Senior Vice President,               2005; Director of Corporate Compliance and Conflicts
Chief Compliance Officer             Officer, MFS Investment Management (investment
(since 2007)                         management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2004)     Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller of the Advisor from
Deputy Treasurer (since 2006)        October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

Fund Governance (continued) - Columbia Income Fund


  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

   Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Head of Tax/Compliance and Assistant
   Deputy Treasurer (since 2006)     Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President - Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President - Trustee Reporting of
   Controller (since 2006)           the Advisor from April, 2002 to October, 2004;
                                     Management Consultant, PricewaterhouseCoopers
                                     (independent registered public accounting firm) prior
                                     to October, 2002.

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

1CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
2I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

    Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies
7.The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10.The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
12.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix


Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1. Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5. Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6. Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7. Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8. Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9. Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

Columbia Income Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.
Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.
  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-345-6611

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

Columbia Income Fund

Annual Report - March 31, 2007
[LOGO] Columbia Management(R)

(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC - 42/130009-0307 (05/07) 07/38367

                                    [GRAPHIC]



                                                                  --------------

Columbia Intermediate Bond Fund

Annual Report - March 31, 2007

                       NOT FDIC INSURED  May Lose Value
                                        -----------------
                                        No Bank Guarantee

President's Message

                                                                 March 31, 2007

  Table of contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Managers' Report     4

                       Fund Profile                   6

                       Investment Portfolio           7

                       Statement of Assets and
                       Liabilities                   30

                       Statement of Operations       32

                       Statement of Changes in Net
                       Assets                        33

                       Financial Highlights          35

                       Notes to Financial Statements 40

                       Report of Independent
                       Registered Public Accounting
                       Firm                          49

                       Fund Governance               50

                       Board Consideration and
                       Approval of Investment
                       Advisory Agreements           54

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    57

                       Columbia Funds                63

                       Important Information
                       about This Report             65

  The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds

                     Dear Shareholder:

                     Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

                     Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

.. Gotten married or divorced
.. Added a child to your family
.. Made a significant change in employment
.. Entered or moved significantly closer to retirement
.. Experienced a serious illness or death in the family
.. Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

Economic Update - Columbia Intermediate Bond Fund


  Summary
  For the 12-month period that ended March 31, 2007

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the U.S. fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     6.59%                                            11.45%

 . The broad US stock market, as measured by the S&P 500 Index, returned
   11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

                   S&P Index                                        MSCI Index

                                      [GRAPHIC]                                         [GRAPHIC]


                    11.83%                                            20.20%

  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
  (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice -- to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note/1/, a bellwether for the bond market, ended the 12-month period at 4.63% -- somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

/1/10-year Treasury note used solely as a benchmark for long-term interest rates.
Past performance is no guarantee of future results.

Performance Information - Columbia Intermediate Bond Fund

  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                                 Annual operating expense ratio*

                                 Class A          1.00%
                                 Class B          1.65%
                                 Class C          1.65%
                                 Class R          1.15%
                                 Class Z          0.65%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

               Growth of a $10,000 investment 04/01/97 - 03/31/07

                                    [CHART]

                                                                Lehman Brothers
                   Class A shares          Class A shares       U.S. Aggregate
               without sales charge      with sales charge         Bond Index
               --------------------      -----------------         -----------
    4/30/1997         9,671                  10,153                  10,150
    5/31/1997         9,774                  10,262                  10,246
    6/30/1997         9,911                  10,405                  10,368
    7/31/1997        10,193                  10,701                  10,648
    8/31/1997        10,087                  10,590                  10,558
    9/30/1997        10,229                  10,739                  10,713
   10/31/1997        10,329                  10,844                  10,868
   11/30/1997        10,369                  10,886                  10,918
   12/31/1997        10,437                  10,957                  11,029
    1/31/1998        10,573                  11,101                  11,170
    2/28/1998        10,593                  11,122                  11,161
    3/31/1998        10,651                  11,182                  11,199
    4/30/1998        10,706                  11,240                  11,257
    5/31/1998        10,799                  11,338                  11,364
    6/30/1998        10,855                  11,397                  11,461
    7/31/1998        10,880                  11,423                  11,485
    8/31/1998        10,828                  11,368                  11,672
    9/30/1998        11,055                  11,607                  11,945
   10/31/1998        10,880                  11,422                  11,882
   11/30/1998        11,047                  11,598                  11,949
   12/31/1998        11,107                  11,661                  11,985
    1/31/1999        11,222                  11,782                  12,070
    2/28/1999        11,078                  11,630                  11,859
    3/31/1999        11,203                  11,762                  11,924
    4/30/1999        11,251                  11,812                  11,962
    5/31/1999        11,174                  11,732                  11,857
    6/30/1999        11,138                  11,693                  11,819
    7/31/1999        11,139                  11,694                  11,768
    8/31/1999        11,135                  11,691                  11,763
    9/30/1999        11,248                  11,809                  11,899
   10/31/1999        11,261                  11,823                  11,943
   11/30/1999        11,286                  11,849                  11,942
   12/31/1999        11,248                  11,809                  11,884
    1/31/2000        11,271                  11,833                  11,845
    2/29/2000        11,387                  11,955                  11,989
    3/31/2000        11,502                  12,076                  12,147
    4/30/2000        11,432                  12,002                  12,112
    5/31/2000        11,368                  11,935                  12,106
    6/30/2000        11,653                  12,234                  12,357
    7/31/2000        11,780                  12,367                  12,470
    8/31/2000        11,964                  12,561                  12,651
    9/30/2000        12,078                  12,680                  12,730
   10/31/2000        12,095                  12,698                  12,814
   11/30/2000        12,222                  12,832                  13,024
   12/31/2000        12,441                  13,061                  13,267
    1/31/2001        12,741                  13,376                  13,484
    2/28/2001        12,894                  13,537                  13,602
    3/31/2001        12,980                  13,627                  13,670
    4/30/2001        12,946                  13,592                  13,612
    5/31/2001        13,105                  13,759                  13,694
    6/30/2001        13,113                  13,767                  13,746
    7/31/2001        13,419                  14,088                  14,054
    8/31/2001        13,592                  14,270                  14,215
    9/30/2001        13,451                  14,121                  14,382
   10/31/2001        13,640                  14,320                  14,682
   11/30/2001        13,633                  14,313                  14,480
   12/31/2001        13,565                  14,242                  14,387
    1/31/2002        13,670                  14,351                  14,504
    2/28/2002        13,743                  14,429                  14,644
    3/31/2002        13,647                  14,328                  14,401
    4/30/2002        13,769                  14,455                  14,681
    5/31/2002        13,902                  14,596                  14,805
    6/30/2002        13,781                  14,469                  14,933
    7/31/2002        13,675                  14,357                  15,113
    8/31/2002        13,887                  14,580                  15,369
    9/30/2002        13,952                  14,648                  15,618
   10/31/2002        13,778                  14,465                  15,546
   11/30/2002        13,989                  14,686                  15,541
   12/31/2002        14,297                  15,010                  15,863
    1/31/2003        14,362                  15,079                  15,877
    2/28/2003        14,572                  15,299                  16,096
    3/31/2003        14,619                  15,348                  16,083
    4/30/2003        14,879                  15,621                  16,217
    5/31/2003        15,239                  15,999                  16,519
    6/30/2003        15,303                  16,066                  16,486
    7/31/2003        14,930                  15,674                  15,932
    8/31/2003        14,973                  15,720                  16,037
    9/30/2003        15,403                  16,171                  16,462
   10/31/2003        15,378                  16,145                  16,309
   11/30/2003        15,455                  16,226                  16,348
   12/31/2003        15,617                  16,396                  16,515
    1/31/2004        15,780                  16,566                  16,647
    2/29/2004        15,892                  16,684                  16,826
    3/31/2004        16,004                  16,803                  16,953
    4/30/2004        15,668                  16,450                  16,512
    5/31/2004        15,540                  16,315                  16,446
    6/30/2004        15,619                  16,398                  16,540
    7/31/2004        15,769                  16,555                  16,703
    8/31/2004        16,059                  16,860                  17,022
    9/30/2004        16,117                  16,921                  17,068
   10/31/2004        16,269                  17,080                  17,212
   11/30/2004        16,190                  16,998                  17,074
   12/31/2004        16,338                  17,152                  17,231
    1/31/2005        16,418                  17,237                  17,340
    2/28/2005        16,392                  17,209                  17,237
    3/31/2005        16,252                  17,063                  17,149
    4/30/2005        16,405                  17,223                  17,381
    5/31/2005        16,558                  17,383                  17,569
    6/30/2005        16,673                  17,505                  17,665
    7/31/2005        16,568                  17,395                  17,505
    8/31/2005        16,739                  17,574                  17,729
    9/30/2005        16,582                  17,409                  17,546
   10/31/2005        16,459                  17,280                  17,407
   11/30/2005        16,541                  17,366                  17,484
   12/31/2005        16,689                  17,521                  17,650
    1/31/2006        16,697                  17,530                  17,652
    2/28/2006        16,740                  17,575                  17,710
    3/31/2006        16,596                  17,424                  17,537
    4/30/2006        16,568                  17,394                  17,505
    5/31/2006        16,540                  17,365                  17,486
    6/30/2006        16,550                  17,375                  17,522
    7/31/2006        16,753                  17,589                  17,759
    8/31/2006        17,015                  17,863                  18,031
    9/30/2006        17,163                  18,019                  18,189
   10/31/2006        17,271                  18,132                  18,309
   11/30/2006        17,457                  18,328                  18,522
   12/31/2006        17,412                  18,280                  18,414
    1/31/2007        17,424                  18,293                  18,407
    2/28/2007        17,694                  18,577                  18,690
    3/31/2007        17,613                  18,499                  18,692

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The growth of $10,000 with sales charge for Class A is calculated with an initial sales charge at 4.75%. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                          Performance of a $10,000 investment 04/01/97 - 03/31/07 ($)

                          Sales charge            without            with
                          Class A                 18,499             17,613
                          Class B                 17,800             17,800
                          Class C                 17,938             17,938
                          Class R                 18,441                n/a
                          Class Z                 18,821                n/a

     Average annual total return as of 03/31/07 (%)

     Share class  A            B            C            R        Z
     ---------------------------------------------------------------------
     Inception    07/31/00     02/01/02     02/01/02     01/23/06 12/05/78
     ---------------------------------------------------------------------
     Sales charge without with without with without with without  without
     1-year       6.21    2.80 5.42    2.42 5.58    4.58 5.94     6.48
     5-year       5.25    4.23 4.47    4.47 4.62    4.62 5.18     5.51
     10-year      6.34    5.82 5.94    5.94 6.02    6.02 6.31     6.53

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the maximum contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%. The 5 &10 year average annual returns with sales charge as of 3/31/07 include the previous sales charge of 4.75%. The 1 year return with sales charge as of 3/31/07 includes the new sales charge of 3.25%.
Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class R and Z shares are sold at net asset value with no Rule 12b-1 fees. Class R and Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The returns of Class A shares include returns of the fund's Class Z shares (the oldest existing fund share class) for periods prior to the inception of Class A shares. The returns of Class B and Class C shares include returns of the fund's Class A shares for period prior to the inception of Class B and Class C shares, respectively. The returns of Class B and Class C shares also include returns of the fund's Class Z shares for periods prior to the inception of Class A shares. The returns for Class R shares include returns of the fund's Class A shares for periods prior to the inception of Class R shares. The returns of Class R shares also include the returns of the fund's Class Z shares for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and Class A, Class B, Class C or Class R shares, or between Class A shares and Class B, Class C or Class R shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class C and Class R shares for periods prior to the inception of Class A, Class B, Class C and Class R shares, respectively, would have been lower. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered on February 1, 2002, Class R shares were initially offered on January 23, 2006, and Class Z shares were initially offered on December 5, 1978.

Understanding Your Expenses - Columbia Intermediate Bond Fund


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 . For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.
 . For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 - 03/31/07
        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical  Actual
Class A 1,000.00    1,000.00        1,027.08 1,020.39     4.60    4.58          0.91
Class B 1,000.00    1,000.00        1,023.29 1,016.65     8.37    8.35          1.66
Class C 1,000.00    1,000.00        1,023.98 1,017.40     7.62    7.59          1.51
Class R 1,000.00    1,000.00        1,025.78 1,019.15     5.86    5.84          1.16
Class Z 1,000.00    1,000.00        1,028.32 1,021.64     3.34    3.33          0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report - Columbia Intermediate Bond Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                      Net asset value per share
                      as of 03/31/07 ($)

                      Class A                     8.84
                      Class B                     8.84
                      Class C                     8.84
                      Class R                     8.84
                      Class Z                     8.84
                      Distributions declared per share
                      04/01/06 - 03/31/07 ($)

                      Class A                     0.43
                      Class B                     0.36
                      Class C                     0.38
                      Class R                     0.41
                      Class Z                     0.45
                      Portfolio structure
                      as of 03/31/07 (%)

                      Corporate fixed-income      47.5
                        bonds & notes
                      Government & agency         18.3
                        obligations
                      Mortgage-backed             13.7
                        securities
                      Asset-backed securities      9.3
                      Collateralized mortgage
                        obligations                7.9
                      Commercial mortgage-         3.4
                        backed securities
                      Common Stock                 0.0*
                      Cash equivalents, net other
                        assets & liabilities      (0.1)

  * Rounds to less than 0.1%
  Portfolio structure is calculated as a percentage of net assets.
  The fund is actively managed and the composition of its portfolio will change over time.


For the 12-month period that ended March 31, 2007, Class A shares of Columbia Intermediate Bond Fund returned 6.21% without sales charge. The fund's return was lower than the 6.59% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, for the same period./1/ The fund incurs fees that the index does not. The fund exceeded the average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification, which was 6.08% for the period./2/ Strong returns from high-yield investments helped create this performance advantage versus the fund's peer group.

The past 12 months were a fairly stable period for the fixed-income markets. Three months into the period, the Federal Reserve Open Market Committee (the
Fed) suspended its two-year-long string of short-term interest rate hikes, and stayed on the sidelines for the remainder of the period. Meanwhile, inflation remained moderate enough to bring long-term rates down slightly. The net result was a healthy bond market. While long-term bonds tended to outperform issues with shorter maturities, solid gains were posted at all points of the maturity spectrum.

Steady economic growth favored corporate bonds
The national economy remained in a sweet spot characterized by strong growth and the absence of undue inflationary pressures. The economy's steady growth created a favorable environment for corporate bonds, consistent with a general trend in which fixed-income investors were rewarded for assuming credit risk. In particular, high-yield bonds were the top performing bond market sector during the period. Our decision to overweight the high-yield sector helped the fund's performance relative to other intermediate bond funds.

However, this reward for risk-taking did not extend to the mortgage market. Toward the end of the period, a surge in foreclosures experienced by subprime lenders resulted in significant losses for low-quality mortgage pools. While the fund's exposure to subprime securities was limited, many of its mortgage holdings lost ground as investors worried that problems could spill over to other areas of the market.

The fund's sector decisions experienced mixed results during the period. Positions in the financial sector helped performance for the first six months, then hampered performance in the second half, above and beyond subprime concerns. A decision to underweight the insurance sector also hampered performance as major carriers delivered above-average performance after a mild hurricane year. We may consider adding to the fund's insurance holdings because of the balance sheet improvements created by the limited payouts of the past year and limited subprime exposure. In addition, we believe insurers appear to be less likely than other financial companies to be candidates for a private equity transaction.

/1/The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
/2/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) - Columbia Intermediate Bond Fund


                               Quality breakdown
                               as of 03/31/07 (%)

                               Aaa/AAA       44.1
                               Aa/AA         12.9
                               A             12.3
                               Baa/BBB       21.3
                               Ba/BB          3.6
                               B              2.7
                               Caa/CCC        0.6
                               Other          2.5
                               Maturity breakdown
                               as of 03/31/07 (%)

                               0-1 year       5.1
                               1-5 years     46.2
                               5-10 years    31.2
                               10-20 years    5.3
                               Over 20 years 12.2

  Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

                                  SEC yields
                                  as of 03/31/07 (%)

                                  Class A    4.62
                                  Class B    4.12
                                  Class C    4.27
                                  Class R    4.59
                                  Class Z    5.10

  The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Looking ahead
At the end of the period, the fund's positioning reflected our generally positive view of the corporate bond market, supported by solid corporate earnings and economic environment. We plan to keep our high-yield exposure in line with our competitive peers, and would look to retain our slightly above-average exposure to investment-grade corporate issues. The bond market still faces an elevated risk of shareholder-friendly leveraged transactions. Yet, we believe that such risks are generally priced into today's yields.

Fund Profile - Columbia Intermediate Bond Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Summary


  12-month return as of 03/31/07


                                         [GRAPHIC] +6.21%
                                                   Class A Shares
                                                     (without sales charge)

                                         [GRAPHIC] +6.59%
                                                   Lehman Brothers U.S.
                                                   Aggregate Bond Index

  Management Style

  Fixed-Income Maturity
                                      [GRAPHIC]



  Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.


Summary
.. For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 6.21% without sales charge.

.. The fund's return was higher than the average return of its peer group and lower than the return of its benchmark.

.. The fund had more exposure than the index to high-yield bonds, the best-performing sector of the fixed-income market during the period, which benefited performance.

Portfolio Management
Carl W. Pappo is the lead manager for the fund. He has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Thomas LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Ann T. Peterson has managed or co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Kevin L. Cronk has co-managed the fund since November 2006 and has been with the advisor or its predecessors or affiliate organizations since 1999.



                               -----------------

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to Performance Information page.
Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Investment Portfolio - Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes - 47.5%

                                                              Par ($)    Value ($)
Basic Materials - 1.4%
Chemicals - 0.3%
BCP Crystal US Holdings Corp.    9.625% 06/15/14                 285,000    323,737

Chemtura Corp.                   6.875% 06/01/16                 545,000    527,287

Dow Chemical Co.                 6.000% 10/01/12               2,490,000  2,567,319

EquiStar Chemicals LP            10.625% 05/01/11                650,000    685,750

Huntsman International LLC       6.875% 11/15/13 (a)             205,000    282,065
                                 7.875% 11/15/14 (a)             290,000    299,788

Ineos Group Holdings PLC         8.500% 02/15/16 (a)             500,000    478,750

Lyondell Chemical Co.            8.000% 09/15/14                 265,000    277,588
                                 8.250% 09/15/16                 385,000    411,950

MacDermid, Inc.                  9.500% 04/15/17 (a)(b)          275,000    281,875

Mosaic Co.                       7.625% 12/01/16 (a)             665,000    701,575

NOVA Chemicals Corp.             6.500% 01/15/12                 470,000    447,675
                                ----------------------------- ---------- ----------
                                Chemicals Total                           7,285,359

Forest Products & Paper - 0.7%
Abitibi-Consolidated, Inc.       8.375% 04/01/15                 445,000    418,300

Norske Skog Canada Ltd.          7.375% 03/01/14               1,000,000    967,500

Domtar, Inc.                     7.125% 08/15/15                 505,000    502,475

Georgia-Pacific Corp.            8.000% 01/15/24                 565,000    567,825

NewPage Corp.                    10.000% 05/01/12                280,000    306,250
                                 12.000% 05/01/13                275,000    298,375

Weyerhaeuser Co.                 7.375% 03/15/32              12,405,000 12,995,192
                                ----------------------------- ---------- ----------
                                Forest Products & Paper Total            16,055,917

Metals & Mining - 0.4%
FMG Finance Ltd.                 10.625% 09/01/16 (a)            795,000    914,250

Freeport-McMoRan Copper & Gold,
Inc.                             8.375% 04/01/17               1,120,000  1,211,000

Vale Overseas Ltd.               6.250% 01/23/17               3,730,000  3,800,714
                                 6.875% 11/21/36               1,935,000  1,998,249
                                ----------------------------- ---------- ----------
                                Metals & Mining Total                    7,924,213
Basic Materials Total                                                    31,265,489
Communications - 5.8%
Media - 2.5%
Advanstar Communications, Inc.   12.000% 02/15/11                555,000    578,588
                                 15.000% 10/15/11 (c)            130,000    135,850

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                              Par ($)    Value ($)
Communications (continued)
Media (continued)
Atlantic Broadband Finance LLC     9.375% 01/15/14               470,000    480,575

Cablevision Systems Corp.          8.000% 04/15/12               455,000    461,825

Charter Communications Holdings I
LLC                                9.920% 04/01/14               940,000    836,600
                                   11.000% 10/01/15              500,000    518,750

Clear Channel Communications,
Inc.                               4.900% 05/15/15               230,000    193,375
                                   5.500% 12/15/16               360,000    303,695
                                   7.650% 09/15/10             6,890,000  7,275,309

CMP Susquehanna Corp.              9.875% 05/15/14 (a)           475,000    486,875

CSC Holdings, Inc.                 7.625% 04/01/11 (d)           805,000    825,125
                                   7.625% 07/15/18               215,000    217,150

DirecTV Holdings LLC               6.375% 06/15/15               595,000    565,250

EchoStar DBS Corp.                 6.625% 10/01/14               800,000    805,000

Lamar Media Corp.                  6.625% 08/15/15             1,145,000  1,116,375

LIN Television Corp.               6.500% 05/15/13               365,000    357,244

PriMedia, Inc.                     8.000% 05/15/13               560,000    579,600

Quebecor Media, Inc.               7.750% 03/15/16               565,000    580,538

R.H. Donnelley Corp.               8.875% 01/15/16             1,655,000  1,758,437

Reader's Digest Association, Inc.  9.000% 02/15/17 (a)           510,000    490,875

Sinclair Broadcast Group, Inc.     8.000% 03/15/12               390,000    403,650

Telenet Group Holding NV            (e) 06/15/14 (a)
                                    (11.500% 12/15/08)           490,000    459,375

Time Warner, Inc.                  5.875% 11/15/16            10,310,000 10,395,841
                                   6.500% 11/15/36             7,875,000  7,852,706

Umbrella Acquisition, Inc.        PIK,
                                    9.750% 03/15/15 (a)          830,000    826,888

Viacom, Inc.                       5.750% 04/30/11             7,760,000  7,866,498
                                   6.875% 04/30/36             8,570,000  8,638,423
                                  --------------------------- ---------- ----------
                                  Media Total                            55,010,417

Telecommunication Services - 3.3%
Citizens Communications Co.        7.875% 01/15/27 (a)           475,000    485,688

Cricket Communications, Inc.       9.375% 11/01/14 (a)           790,000    837,400

Digicel Group Ltd.                PIK,
                                    9.125% 01/15/15 (a)(c)(d)    855,000    811,294

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                     Par ($)    Value ($)
Communications (continued)
Telecommunication Services (continued)
Dobson Cellular Systems, Inc.        9.875% 11/01/12                    405,000     441,450

Intelsat Bermuda, Ltd.               11.250% 06/15/16 (a)               950,000   1,078,250

Intelsat Intermediate Holdings Co.,  (e) 02/01/15
Ltd.                                 (9.250% 02/01/10)                  395,000     327,850

Lucent Technologies, Inc.            6.450% 03/15/29                    645,000     582,113

MetroPCS Wireless, Inc.              9.250% 11/01/14 (a)                615,000     650,363

Nextel Communications, Inc.          6.875% 10/31/13                  5,235,000   5,363,053
                                     7.375% 08/01/15                  1,545,000   1,597,992

Nordic Telephone Co. Holdings ApS    8.875% 05/01/16 (a)                500,000     535,000

Orascom Telecom Finance SCA          7.875% 02/08/14 (a)                280,000     275,800

Qwest Corp.                          7.500% 06/15/23                    515,000     523,369
                                     8.875% 03/15/12                  1,485,000   1,640,925

Rogers Wireless, Inc.                9.750% 06/01/16                  2,000,000   2,520,000

Rural Cellular Corp.                 11.110% 11/01/12 (c)               450,000     468,000

Sprint Capital Corp.                 8.750% 03/15/32                 10,785,000  12,721,112

Syniverse Technologies, Inc.         7.750% 08/15/13                    430,000     422,475

Telecom Italia Capital SA            5.250% 11/15/13                  9,890,000   9,588,770
                                     7.200% 07/18/36                  8,035,000   8,365,351

Time Warner Telecom Holdings, Inc.   9.250% 02/15/14                    445,000     476,150

Verizon Communications, Inc.         6.250% 04/01/37                  6,105,000   6,047,002

Virgin Media Finance PLC             8.750% 04/15/14                    720,000     748,800

Vodafone Group PLC                   5.750% 03/15/16                 12,750,000  12,811,455

West Corp.                           11.000% 10/15/16 (a)               570,000     601,350

Wind Acquisition Financial SA        PIK,
                                     12.500% 12/21/11                   690,000     697,661

Windstream Corp.                     8.625% 08/01/16                    700,000     765,625
                                    -------------------------------- ---------- -----------
                                    Telecommunication Services Total             71,384,298
Communications Total                                                            126,394,715
Consumer Cyclical - 5.1%
Airlines - 0.6%
Continental Airlines, Inc.           6.940% 10/15/13                    993,062   1,012,923
                                     7.461% 04/01/15                  5,344,871   5,578,710

Southwest Airlines Co.               5.750% 12/15/16                  4,900,000   4,817,464

United Airlines, Inc.                9.200% 03/22/08 (f)              1,790,863     949,157
                                    -------------------------------- ---------- -----------
                                    Airlines Total                               12,358,254

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                Par ($)   Value ($)
Consumer Cyclical (continued)
Apparel - 0.1%
Broder Brothers Co.                 11.250% 10/15/10              290,000    295,800

Hanesbrands, Inc.                   8.735% 12/15/14 (a)(c)        240,000    244,500

Levi Strauss & Co.                  9.750% 01/15/15               865,000    949,337

Phillips-Van Heusen Corp.           7.250% 02/15/11             1,000,000  1,022,500
                                   ---------------------------- --------- ----------
                                   Apparel Total                           2,512,137

Auto Manufacturers - 0.5%
DaimlerChrysler NA Holding Corp.    5.820% 09/10/07 (c)         6,000,000  6,009,186
                                    8.500% 01/18/31(d)          3,500,000  4,371,136

Ford Motor Co.                      7.450% 07/16/31               630,000    487,463

General Motors Corp.                8.375% 07/15/33               965,000    866,087
                                   ---------------------------- --------- ----------
                                   Auto Manufacturers Total               11,733,872

Auto Parts & Equipment - 0.1%
ArvinMeritor, Inc.                  8.125% 09/15/15               365,000    362,263

Commercial Vehicle Group, Inc.      8.000% 07/01/13               435,000    439,350

Goodyear Tire & Rubber Co.          8.625% 12/01/11 (a)           165,000    177,375
                                    9.000% 07/01/15               495,000    543,262

HLI Operating Co., Inc.             10.500% 06/15/10              450,000    476,437

TRW Automotive, Inc.                7.000% 03/15/14 (a)(d)        700,000    686,000
                                   ---------------------------- --------- ----------
                                   Auto Parts & Equipment Total            2,684,687

Entertainment - 0.1%
Six Flags, Inc.                     9.625% 06/01/14               470,000    441,800

Steinway Musical Instruments, Inc.  7.000% 03/01/14 (a)           500,000    492,500

WMG Acquisition Corp.               7.375% 04/15/14               370,000    352,425

WMG Holdings Corp.                  (e) 12/15/14
                                    (9.500% 12/15/09)             485,000    371,025
                                   ---------------------------- --------- ----------
                                   Entertainment Total                     1,657,750

Home Builders - 0.5%
D.R. Horton, Inc.                   5.625% 09/15/14 (d)         3,850,000  3,659,271
                                    5.625% 01/15/16               620,000    573,510
                                    6.500% 04/15/16             5,225,000  5,110,034

K. Hovnanian Enterprises, Inc.      6.500% 01/15/14             1,000,000    895,000

KB Home                             5.875% 01/15/15               345,000    304,463
                                   ---------------------------- --------- ----------
                                   Home Builders Total                    10,542,278

Home Furnishings - 0.0%
Sealy Mattress Co.                  8.250% 06/15/14               475,000    499,938
                                   ---------------------------- --------- ----------
                                   Home Furnishings Total                    499,938

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                           Par ($)   Value ($)
 Consumer Cyclical (continued)
 Housewares - 0.0%
 Vitro SA de CV                     9.125% 02/01/17 (a)      270,000    276,750
                                   ----------------------- --------- ----------
                                   Housewares Total                     276,750

 Leisure Time - 0.0%
 K2, Inc.                           7.375% 07/01/14          270,000    267,975

 Royal Caribbean Cruises Ltd.       7.000% 06/15/13          560,000    578,656
                                   ----------------------- --------- ----------
                                   Leisure Time Total                   846,631

 Lodging - 0.7%
 Chukchansi Economic Development
 Authority                          8.000% 11/15/13 (a)      465,000    480,694

 Galaxy Entertainment Finance Co.,
 Ltd.                               9.875% 12/15/12 (a)      665,000    726,512

 Greektown Holdings LLC             10.750% 12/01/13 (a)     775,000    829,250

 Harrah's Operating Co., Inc.       5.625% 06/01/15        2,950,000  2,544,375

 Hyatt Equities LLC                 6.875% 06/15/07 (a)    5,000,000  5,008,555

 Jacobs Entertainment, Inc.         9.750% 06/15/14          475,000    485,687

 Las Vegas Sands Corp.              6.375% 02/15/15          610,000    582,550

 MGM Mirage, Inc.                   7.625% 01/15/17        1,200,000  1,215,000

 Mohegan Tribal Gaming Authority    6.875% 02/15/15 (d)      155,000    154,613

 Pinnacle Entertainment, Inc.       8.250% 03/15/12          555,000    571,650

 Seminole Hard Rock Entertainment,
 Inc.                               7.848% 03/15/14 (a)(c)   420,000    428,400

 Station Casinos, Inc.              6.875% 03/01/16        1,335,000  1,223,194
                                   ----------------------- --------- ----------
                                   Lodging Total                     14,250,480

 Retail - 2.5%
 AmeriGas Partners LP               7.125% 05/20/16          915,000    917,288

 Asbury Automotive Group, Inc.      7.625% 03/15/17 (a)      700,000    701,750

 Buffets, Inc.                      12.500% 11/01/14         355,000    369,200

 CVS Corp.                          5.298% 01/11/27 (a)    4,456,806  4,252,194

 CVS Lease Pass Through             6.036% 12/10/28 (a)    5,680,966  5,745,786

 Dave & Buster's, Inc.              11.250% 03/15/14         415,000    423,300

 Federated Department Stores, Inc.  6.900% 04/01/29        2,780,000  2,808,289

 Federated Retail Holdings, Inc.    5.350% 03/15/12        1,250,000  1,246,728
                                    5.900% 12/01/16        3,185,000  3,173,120

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                        Par ($)    Value ($)
 Consumer Cyclical (continued)
 Retail (continued)
 JC Penney Corp., Inc.             7.400% 04/01/37 (d)   6,295,000   6,801,206

 Landry's Restaurants, Inc.        7.500% 12/15/14         350,000     344,750

 Ltd. Brands, Inc.                 6.950% 03/01/33       5,480,000   5,466,453

 May Department Stores Co.         3.950% 07/15/07      12,000,000  11,938,884

 Michaels Stores, Inc.             11.375% 11/01/16 (a)    365,000     393,288

 Rite Aid Corp.                    7.500% 01/15/15         430,000     428,925

 United Auto Group, Inc.           7.750% 12/15/16 (a)     395,000     398,950

 Wal-Mart Stores, Inc.             4.125% 02/15/11       3,245,000   3,144,168
                                   5.250% 09/01/35       5,880,000   5,341,057
                                  --------------------- ---------- -----------
                                  Retail Total                      53,895,336

 Textiles - 0.0%
 INVISTA                           9.250% 05/01/12 (a)     295,000     314,175
                                  --------------------- ---------- -----------
                                  Textiles Total                       314,175
 Consumer Cyclical Total                                           111,572,288
 Consumer Non-Cyclical - 4.2%
 Agriculture - 0.1%
 Alliance One International, Inc.  8.500% 05/15/12 (a)     370,000     372,992
                                   11.000% 05/15/12        370,000     407,000

 Reynolds American, Inc.           7.625% 06/01/16         385,000     409,575
                                  --------------------- ---------- -----------
                                  Agriculture Total                  1,189,567

 Beverages - 0.6%
 Constellation Brands, Inc.        8.125% 01/15/12         555,000     574,425

 Cott Beverages, Inc.              8.000% 12/15/11         310,000     316,200

 Diageo Capital PLC                5.450% 04/20/07 (c)   7,500,000   7,500,150

 SABMiller PLC                     6.200% 07/01/11 (a)   4,860,000   5,018,149
                                  --------------------- ---------- -----------
                                  Beverages Total                   13,408,924

 Biotechnology - 0.3%
 Bio-Rad Laboratories, Inc.        7.500% 08/15/13       2,000,000   2,060,000

 Genentech, Inc.                   4.400% 07/15/10       4,200,000   4,120,607
                                  --------------------- ---------- -----------
                                  Biotechnology Total                6,180,607

 Commercial Services - 0.3%
 ACE Cash Express, Inc.            10.250% 10/01/14 (a)    280,000     288,400

 Ashtead Capital, Inc.             9.000% 08/15/16 (a)   1,000,000   1,065,000

 Corrections Corp. of America      6.250% 03/15/13         440,000     440,000

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                 Par ($)   Value ($)
Consumer Non-Cyclical (continued)
Commercial Services (continued)
GEO Group, Inc.                     8.250% 07/15/13                605,000   630,712

Hertz Corp.                         8.875% 01/01/14                525,000   565,687

Iron Mountain, Inc.                 7.750% 01/15/15                380,000   387,600

Quebecor World Capital Corp.        8.750% 03/15/16 (a)            920,000   931,500

Quebecor World, Inc.                9.750% 01/15/15 (a)            270,000   283,500

Rental Services Corp.               9.500% 12/01/14 (a)            610,000   649,650

Service Corp. International         6.750% 04/01/16                320,000   318,400

United Rentals North America, Inc.  7.750% 11/15/13                495,000   508,613
                                   ----------------------------- --------- ---------
                                   Commercial Services Total               6,069,062

Cosmetics/Personal Care - 0.0%
DEL Laboratories, Inc.              8.000% 02/01/12                520,000   484,900

Elizabeth Arden, Inc.               7.750% 01/15/14                565,000   576,300
                                   ----------------------------- --------- ---------
                                   Cosmetics/Personal Care Total           1,061,200

Food - 0.4%
ConAgra Foods, Inc.                 7.000% 10/01/28              1,410,000 1,501,197

Dean Foods Co.                      7.000% 06/01/16                520,000   521,950

Dole Food Co., Inc.                 8.625% 05/01/09                375,000   374,063

Kroger Co.                          7.500% 04/01/31 (d)          3,080,000 3,356,473
                                    8.000% 09/15/29 (d)          1,865,000 2,092,739

Pinnacle Foods Holding Corp.        8.250% 12/01/13                495,000   538,337

Reddy Ice Holdings, Inc.            (e) 11/01/12
                                    (10.500% 11/01/08)             340,000   309,400
                                   ----------------------------- --------- ---------
                                   Food Total                              8,694,159

Healthcare Products - 0.0%
Advanced Medical Optics, Inc.       7.500% 05/01/17 (a)            225,000   226,688
                                   ----------------------------- --------- ---------
                                   Healthcare Products Total                 226,688

Healthcare Services - 0.7%
Aetna, Inc.                         6.000% 06/15/16 (d)          3,820,000 3,959,086

DaVita, Inc.                        7.250% 03/15/15                520,000   525,850

HCA, Inc.                           9.250% 11/15/16 (a)            430,000   463,863
                                   PIK,
                                     9.625% 11/15/16 (a)         1,235,000 1,333,800

MedQuest, Inc.                      11.875% 08/15/12               360,000   327,600

Tenet Healthcare Corp.              9.875% 07/01/14                710,000   717,100

UnitedHealth Group, Inc.            3.300% 01/30/08              8,250,000 8,107,605

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                 Par ($)    Value ($)
Consumer Non-Cyclical (continued)
Healthcare Services (continued)
US Oncology Holdings, Inc.        PIK,
                                    9.797% 03/15/12 (a)(c)          845,000    853,450
                                  ------------------------------ ---------- ----------
                                  Healthcare Services Total                 16,288,354

Household Products/Wares - 1.1%
American Greetings Corp.           7.375% 06/01/16                  515,000    531,094

Amscan Holdings, Inc.              8.750% 05/01/14                  540,000    530,550

Clorox Co.                         5.480% 12/14/07 (c)           15,000,000 15,009,465

Fortune Brands, Inc.               5.125% 01/15/11                5,215,000  5,168,571
                                   5.375% 01/15/16                2,350,000  2,258,388

Jarden Corp.                       7.500% 05/01/17                  565,000    570,650

Jostens IH Corp.                   7.625% 10/01/12                  375,000    381,562
                                  ------------------------------ ---------- ----------
                                  Household Products/Wares Total            24,450,280

Pharmaceuticals - 0.7%
Elan Finance PLC                   8.875% 12/01/13 (a)              845,000    858,731

Merck & Co., Inc.                  5.750% 11/15/36                2,525,000  2,449,487

Mylan Laboratories, Inc.           6.375% 08/15/15                  805,000    794,938

NBTY, Inc.                         7.125% 10/01/15                  275,000    276,719

Omnicare, Inc.                     6.750% 12/15/13                  255,000    255,956

Warner Chilcott Corp.              8.750% 02/01/15                  470,000    489,975

Wyeth                              5.500% 02/01/14                1,640,000  1,649,989
                                   5.500% 02/15/16                7,985,000  8,001,066
                                  ------------------------------ ---------- ----------
                                  Pharmaceuticals Total                     14,776,861
Consumer Non-Cyclical Total                                                 92,345,702
Energy - 4.8%
Coal - 0.1%
Arch Western Finance LLC           6.750% 07/01/13                  455,000    447,606

Peabody Energy Corp.               7.375% 11/01/16                  200,000    210,500
                                  ------------------------------ ---------- ----------
                                  Coal Total                                   658,106

Oil & Gas - 3.9%
Anadarko Petroleum Corp.           6.450% 09/15/36                7,230,000  7,154,425

Canadian Natural Resources Ltd.    5.700% 05/15/17                5,730,000  5,703,510
                                   6.250% 03/15/38                5,730,000  5,606,249

Chesapeake Energy Corp.            6.375% 06/15/15                1,500,000  1,492,500
                                   7.500% 06/15/14                1,160,000  1,215,100

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                             Par ($)    Value ($)
Energy (continued)
Oil & Gas (continued)
El Paso Production Holding Co.       7.750% 06/01/13          1,585,000  1,656,325

Gazprom International SA             7.201% 02/01/20 (a)      5,722,527  6,001,500
                                     7.201% 02/01/20            309,970    325,081

Hess Corp.                           7.125% 03/15/33          1,182,000  1,278,668
                                     7.300% 08/15/31 (d)      3,180,000  3,505,279

Marathon Oil Corp.                   6.000% 07/01/12 (d)      1,470,000  1,520,490

Nexen, Inc.                          5.875% 03/10/35          2,210,000  2,073,132
                                     7.875% 03/15/32          5,250,000  6,214,992

Noble Drilling Corp.                 7.500% 03/15/19          4,813,000  5,400,335

OPTI Canada, Inc.                    8.250% 12/15/14 (a)        360,000    374,400

Pemex Project Funding Master
Trust                                7.875% 02/01/09          6,000,000  6,255,000

Petrobras International Finance Co.  8.375% 12/10/18            895,000  1,074,000

PetroHawk Energy Corp.               9.125% 07/15/13            565,000    601,725

Pride International, Inc.            7.375% 07/15/14          1,155,000  1,183,875

Qatar Petroleum                      5.579% 05/30/11 (a)      2,455,000  2,467,695

Quicksilver Resources, Inc.          7.125% 04/01/16            390,000    384,150

Ras Laffan Liquefied Natural Gas
Co., Ltd.                            3.437% 09/15/09 (a)      4,320,000  4,240,598

Ras Laffan Liquefied Natural Gas
Co., Ltd. III                        5.832% 09/30/16 (a)      2,230,000  2,260,889

Tesoro Corp.                         6.625% 11/01/15            365,000    369,563

Valero Energy Corp.                  6.875% 04/15/12         11,305,000 12,038,649
                                     7.500% 04/15/32          4,695,000  5,335,060
                                    ------------------------ ---------- ----------
                                    Oil & Gas Total                     85,733,190

Oil & Gas Services - 0.0%
Seitel, Inc.                         9.750% 02/15/14 (a)        275,000    278,438
                                    ------------------------ ---------- ----------
                                    Oil & Gas Services Total               278,438

Pipelines - 0.8%
Atlas Pipeline Partners LP           8.125% 12/15/15            370,000    381,100

Colorado Interstate Gas Co.          6.800% 11/15/15            300,000    319,045

Energy Transfer Partners LP          6.125% 02/15/17 (d)      3,685,000  3,765,359

MarkWest Energy Partners LP          8.500% 07/15/16            705,000    734,963

Plains All American Pipeline LP      6.650% 01/15/37 (a)     10,920,000 11,101,381

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                       Par ($)    Value ($)
   Energy (continued)
   Pipelines (continued)
   Williams Companies, Inc.     6.375% 10/01/10 (a)       525,000     532,219
                                7.750% 06/15/31           105,000     112,350
                                8.125% 03/15/12         1,005,000   1,092,937
                               ----------------------- ---------- -----------
                               Pipelines Total                     18,039,354
   Energy Total                                                   104,709,088
   Financials - 19.4%
   Banks - 5.8%
   Barclays Bank PLC            7.375% 06/15/49 (a)     7,500,000   8,129,430

   Chinatrust Commercial Bank   5.625% 12/29/49 (a)(c)  2,350,000   2,294,815

   HSBC Bank USA                3.875% 09/15/09 (d)    12,810,000  12,434,334

   HSBC Capital Funding LP      9.547% 12/31/49 (a)(c) 10,500,000  11,806,683

   Lloyds TSB Group PLC         6.267% 12/31/49 (a)(c)  5,270,000   5,179,172

   M&I Marshall & Ilsley Bank   5.300% 09/08/11         8,380,000   8,432,895

   PNC Funding Corp.            5.125% 12/14/10         3,315,000   3,320,317
                                5.625% 02/01/17         3,695,000   3,721,515

   Union Planters Corp.         4.375% 12/01/10         7,720,000   7,554,128

   USB Capital IX               6.189% 04/15/42 (c)    17,410,000  17,851,274

   Wachovia Capital Trust III   5.800% 03/15/42 (c)    11,495,000  11,632,089

   Wachovia Corp.               4.375% 06/01/10 (d)     6,320,000   6,200,122
                                5.300% 10/15/11        17,415,000  17,515,258
                                5.625% 12/15/08         3,555,000   3,587,251

   Wells Fargo & Co.            5.300% 08/26/11         8,665,000   8,732,552
                               ----------------------- ---------- -----------
                               Banks Total                        128,391,835

   Diversified Financial Services - 8.2%
   Air 2 US                     8.027% 10/01/19 (a)     3,159,973   3,317,971

   American Express Co.         6.800% 09/01/66 (c)     2,825,000   3,008,464

   Ameriprise Financial, Inc.   7.518% 06/01/66 (c)    10,030,000  10,825,670

   Buffalo Thunder Development
   Authority                    9.375% 12/15/14 (c)       240,000     244,800

   Capital One Capital IV       6.745% 02/17/37 (d)    11,020,000  10,557,920

   CIT Group, Inc.              5.580% 09/20/07 (c)(d)  5,000,000   5,004,745
                                5.850% 09/15/16         9,035,000   9,114,481
                                6.100% 03/15/67 (c)(d)  2,045,000   1,971,190

   Citicorp                     8.040% 12/15/19 (a)    12,075,000  14,205,211

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                        Par ($)    Value ($)
Financials (continued)
Diversified Financial Services (continued)
Citigroup, Inc.                     4.625% 08/03/10                      3,150,000   3,115,211
                                    5.100% 09/29/11                      9,940,000   9,935,875

Countrywide Home Loan, Inc.         5.610% 11/16/07 (c)                  5,000,000   5,004,365

Dow Jones CDX High Yield Index      7.625% 06/29/12 (a)                  2,500,000   2,465,625

Ford Motor Credit Co.               5.700% 01/15/10                      2,000,000   1,914,542
                                    5.800% 01/12/09                      4,650,000   4,561,403
                                    7.375% 02/01/11                      1,285,000   1,263,840
                                    8.000% 12/15/16                        390,000     375,275
                                    9.750% 09/15/10 (a)                  3,962,000   4,173,341

Fund American Companies, Inc.       5.875% 05/15/13                      4,535,000   4,536,310

General Motors Acceptance Corp.     6.875% 09/15/11                      1,250,000   1,251,211
                                    8.000% 11/01/31                      1,220,000   1,308,016

Goldman Sachs Group, Inc.           5.300% 02/14/12                      8,675,000   8,677,516

Idearc, Inc.                        8.000% 11/15/16 (a)                    765,000     786,994

International Lease Finance Corp.   4.875% 09/01/10                      4,390,000   4,356,952
                                    6.375% 03/15/09                      4,600,000   4,709,379

John Deere Capital Corp.            7.000% 03/15/12                      6,000,000   6,485,184

JPMorgan Chase Capital XVIII        6.950% 08/17/36                     12,775,000  13,314,693

JPMorgan Chase Capital XXII         6.450% 02/02/37                      4,645,000   4,552,467

LaBranche & Co., Inc.               11.000% 05/15/12                       575,000     626,750

Lehman Brothers Holdings, Inc.      5.500% 04/04/16 (d)                  2,830,000   2,814,027

Morgan Stanley                      5.750% 10/18/16                     14,325,000  14,408,171

NSG Holdings LLC                    7.750% 12/15/25 (a)                    415,000     433,675

PF Export Receivables Master Trust  3.748% 06/01/13 (a)                  2,390,375   2,255,104

Pinnacle Foods Finance LLC          9.250% 04/01/15 (a)                    480,000     471,600
                                    10.625% 04/01/17 (a)                   385,000     378,744

Residential Capital LLC             6.375% 06/30/10                      5,410,000   5,408,545
                                    6.500% 04/17/13                     10,695,000  10,593,462

Sally Holdings LLC                  10.500% 11/15/16 (a)                   375,000     385,312

Snoqualmie Entertainment
Authority                           9.125% 02/01/15 (a)                     90,000      92,812
                                    9.150% 02/01/14 (a)(c)                  90,000      91,575

Wimar Opco LLC                      9.625% 12/15/14 (a)                    560,000     562,100
                                   ------------------------------------ ---------- -----------
                                   Diversified Financial Services Total            179,560,528

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                                 Par ($)    Value ($)
Financials (continued)
Insurance - 2.9%
Ambac Financial Group, Inc.           6.150% 02/15/37 (c)                         2,010,000   1,892,206

Berkshire Hathaway Finance Corp.      4.850% 01/15/15 (d)                         5,000,000   4,854,020

Hartford Financial Services Group,
Inc.                                  4.700% 09/01/07                             4,000,000   3,987,480

Hartford Life Global Funding Trusts   5.525% 09/15/09 (c)                         5,825,000   5,844,502

ING Groep NV                          5.775% 12/29/49 (d)                         8,395,000   8,351,976

Liberty Mutual Group, Inc.            7.500% 08/15/36 (a)(d)                      8,805,000   9,406,963
                                      7.800% 03/15/37 (a)                         4,610,000   4,494,607

Metlife, Inc.                         6.400% 12/15/36                            10,980,000  10,720,795

Prudential Financial, Inc.            4.750% 06/13/15 (d)                         3,210,000   3,056,700

Prudential Insurance Co. of America   7.650% 07/01/07 (a)                         7,105,000   7,148,035

XL Capital Ltd.                       6.500% 12/31/49 (c)                         4,670,000   4,529,489
                                     ------------------------------------------- ---------- -----------
                                     Insurance Total                                         64,286,773

Real Estate Investment Trusts (REITs) - 1.6%
Archstone-Smith Trust                 5.750% 03/15/16                             6,150,000   6,234,476

Health Care Property Investors, Inc.  5.625% 05/01/17                             3,765,000   3,636,165
                                      6.300% 09/15/16                             4,000,000   4,100,308
                                      7.072% 06/08/15                             2,530,000   2,685,866

Highwoods Properties, Inc.            5.850% 03/15/17 (a)                         2,005,000   1,990,382

Hospitality Properties Trust          5.625% 03/15/17 (a)                         5,740,000   5,653,016

iStar Financial, Inc.                 5.125% 04/01/11 (d)                         2,400,000   2,377,402
                                      8.750% 08/15/08                             3,000,000   3,129,879

Liberty Property LP                   5.500% 12/15/16                             5,075,000   5,039,668

Rouse Co. LP                          6.750% 05/01/13 (a)                         1,000,000   1,019,132
                                     ------------------------------------------- ---------- -----------
                                     Real Estate Investment Trusts (REITs) Total             35,866,294

Savings & Loans - 0.9%
Washington Mutual Preferred
Funding Delaware                      6.534% 03/29/49 (a)(c)                     12,700,000  12,494,006

Washington Mutual, Inc.               5.250% 09/15/17                             6,665,000   6,335,449
                                     ------------------------------------------- ---------- -----------
                                     Savings & Loans Total                                   18,829,455
Financials Total                                                                            426,934,885

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                          Par ($)   Value ($)
Industrials - 2.0%                                                        Par ($)   Value ($)
Aerospace & Defense - 0.2%
DRS Technologies, Inc.             6.625% 02/01/16                          360,000   363,600

L-3 Communications Corp.           6.375% 10/15/15                          545,000   540,231

Raytheon Co.                       7.200% 08/15/27 (d)                    1,730,000 2,003,092

Sequa Corp.                        9.000% 08/01/09                          265,000   279,575

Systems 2001 Asset Trust           6.664% 09/15/13 (a)                    1,906,742 2,009,764
                                  --------------------------------------- --------- ---------
                                  Aerospace & Defense Total                         5,196,262

Building Materials - 0.1%
Goodman Global Holding Co., Inc.   7.875% 12/15/12                          290,000   291,450

NTK Holdings, Inc.                  (e) 03/01/14
                                    (10.750% 09/01/09)                      830,000   601,750

Ply Gem Industries, Inc.           9.000% 02/15/12                          370,000   320,975
                                  --------------------------------------- --------- ---------
                                  Building Materials Total                          1,214,175

Electrical Components & Equipment - 0.1%
Belden CDT, Inc.                   7.000% 03/15/17 (a)                      530,000   540,612

General Cable Corp.                7.125% 04/01/17 (a)                      220,000   221,375
                                   7.725% 04/01/15 (a)(c)                   220,000   220,000
                                  --------------------------------------- --------- ---------
                                  Electrical Components & Equipment Total             981,987

Electronics - 0.2%
Flextronics International Ltd.     6.250% 11/15/14                          985,000   952,987

NXP BV/NXP Funding LLC             7.875% 10/15/14 (a)                      515,000   531,738

Thomas & Betts Corp.               7.250% 06/01/13                        2,000,000 2,098,108
                                  --------------------------------------- --------- ---------
                                  Electronics Total                                 3,582,833

Engineering & Construction - 0.0%
Esco Corp.                         8.625% 12/15/13 (a)                      235,000   249,100
                                  --------------------------------------- --------- ---------
                                  Engineering & Construction Total                    249,100

Environmental Control - 0.2%
Aleris International, Inc.         10.000% 12/15/16 (a)                     315,000   329,175
                                  PIK,
                                   9.000% 12/15/14 (a)                      315,000   332,325

Allied Waste North America, Inc.   7.125% 05/15/16                        2,500,000 2,543,750

Aventine Renewable Energy
Holdings, Inc.                     10.000% 04/01/17 (a)(d)                  460,000   475,525
                                  --------------------------------------- --------- ---------
                                  Environmental Control Total                       3,680,775

Hand/Machine Tools - 0.0%
Baldor Electric Co.                8.625% 02/15/17                          315,000   333,113
                                  --------------------------------------- --------- ---------
                                  Hand/Machine Tools Total                            333,113

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                         Par ($)   Value ($)
Industrials (continued)
Machinery-Construction & Mining - 0.2%
Caterpillar, Inc.                   6.050% 08/15/36                      3,360,000 3,429,643
Terex Corp.                         7.375% 01/15/14                        380,000   391,400
                                   ------------------------------------- --------- ---------
                                   Machinery-Construction & Mining Total           3,821,043

Machinery-Diversified - 0.0%
Columbus McKinnon Corp.             8.875% 11/01/13                        370,000   392,200
                                   ------------------------------------- --------- ---------
                                   Machinery-Diversified Total                       392,200

Miscellaneous Manufacturing - 0.2%
American Railcar Industries, Inc.   7.500% 03/01/14 (a)                    350,000   359,625

Bombardier, Inc.                    6.300% 05/01/14 (a)                  2,360,000 2,242,000

Covalence Specialty Materials
Corp.                               10.250% 03/01/16 (a)                   565,000   565,000

Nutro Products, Inc.                10.750% 04/15/14 (a)                   445,000   480,600

Trinity Industries, Inc.            6.500% 03/15/14                      1,550,000 1,534,500
                                   ------------------------------------- --------- ---------
                                   Miscellaneous Manufacturing Total               5,181,725

Packaging & Containers - 0.1%
Crown Americas LLC & Crown
Americas Capital Corp.              7.750% 11/15/15                        555,000   577,200

Jefferson Smurfit Corp.             8.250% 10/01/12                        475,000   475,000

Owens-Brockway Glass Container,
Inc.                                6.750% 12/01/14                      1,010,000   999,900

Owens-Illinois, Inc.                7.500% 05/15/10                        540,000   548,100

Solo Cup Co.                        8.500% 02/15/14                        270,000   229,837
                                   ------------------------------------- --------- ---------
                                   Packaging & Containers Total                    2,830,037

Transportation - 0.7%
BNSF Funding Trust I                6.613% 12/15/55 (c)                  5,500,000 5,112,563

Burlington Northern Santa Fe Corp.  7.950% 08/15/30                      2,375,000 2,808,160

Kansas City Southern de Mexico SA
de CV                               9.375% 05/01/12                        475,000   510,625

Navios Maritime Holdings, Inc.      9.500% 12/15/14 (a)                    395,000   411,294

PHI, Inc.                           7.125% 04/15/13                        420,000   401,100

QDI LLC                             9.000% 11/15/10                        315,000   302,400

Ship Finance International Ltd.     8.500% 12/15/13                        500,000   512,500

Stena AB                            7.500% 11/01/13                        855,000   867,825

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                           Par ($)   Value ($)
Industrials (continued)
Transportation (continued)
Union Pacific Corp.                6.650% 01/15/11         4,595,000  4,803,875
                                  ------------------------ --------- ----------
                                  Transportation Total               15,730,342
Industrials Total                                                    43,193,592
Technology - 0.3%
Computers - 0.2%
Hewlett-Packard Co.                6.500% 07/01/12         4,000,000  4,254,344

Sungard Data Systems, Inc.         9.125% 08/15/13           380,000    407,550
                                  ------------------------ --------- ----------
                                  Computers Total                     4,661,894

Semiconductors - 0.1%
Advanced Micro Devices, Inc.       7.750% 11/01/12           325,000    328,656
Freescale Semiconductor, Inc.      10.125% 12/15/16 (a)(d)   985,000    987,462
                                  PIK,
                                   9.125% 12/15/14 (a)       635,000    630,238
                                  ------------------------ --------- ----------
                                  Semiconductors Total                1,946,356

Software - 0.0%
Open Solutions, Inc.              9.750% 02/01/15 (a)        495,000    509,850
                                  ------------------------ --------- ----------
                                  Software Total                        509,850
Technology Total                                                      7,118,100
Utilities - 4.5%
Electric - 4.2%
AES Corp.                          7.750% 03/01/14         1,460,000  1,533,000

American Electric Power Co., Inc.  5.250% 06/01/15         7,973,000  7,842,761

Calpine Generating Co. LLC         14.370% 04/01/11 (g)      305,000    323,300

CMS Energy Corp.                   6.875% 12/15/15           610,000    635,925

Commonwealth Edison Co.            5.900% 03/15/36         4,565,000  4,236,941
                                   6.950% 07/15/18         3,320,000  3,293,968

Dominion Resources, Inc.           5.650% 09/28/07 (c)     4,225,000  4,226,589

Dynegy Holdings, Inc.              7.125% 05/15/18           615,000    590,400

Edison Mission Energy              7.500% 06/15/13           525,000    542,063

FPL Energy American Wind LLC       6.639% 06/20/23 (a)     3,857,420  4,015,574

FPL Energy National Wind LLC       5.608% 03/10/24 (a)       715,272    706,066

Hydro Quebec                       8.500% 12/01/29         5,200,000  7,205,302

ITC Holdings Corp.                 5.250% 07/15/13 (a)     6,300,000  6,151,503

Kiowa Power Partners LLC           5.737% 03/30/21 (a)     3,550,000  3,470,161

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

                                                                          Par ($)    Value ($)
Utilities (continued)
Electric (continued)
MidAmerican Energy Holdings Co.  3.500% 05/15/08                           5,310,000     5,210,618
                                 5.875% 10/01/12                           5,500,000     5,662,404

Mirant Mid Atlantic LLC          8.625% 06/30/12                             930,365       985,024

Nevada Power Co.                 9.000% 08/15/13                           1,300,000     1,402,587

Niagara Mohawk Power Corp.       8.875% 05/15/07                           6,200,000     6,222,723

NRG Energy, Inc.                 7.375% 02/01/16                             285,000       292,838
                                 7.375% 01/15/17                             485,000       497,731

Oglethorpe Power Corp.           6.974% 06/30/11                           1,722,000     1,739,685

Pacific Gas & Electric Co.       6.050% 03/01/34                           4,625,000     4,636,317

Pepco Holdings, Inc.             5.985% 06/01/10 (c)                       5,000,000     5,000,770

Progress Energy, Inc.            7.750% 03/01/31                           4,840,000     5,788,398

Southern California Edison Co.   5.000% 01/15/16 (d)                       4,500,000     4,375,080
                                 5.625% 02/01/36                           1,506,000     1,458,725

Southern Power Co.               6.375% 11/15/36                           1,385,000     1,358,502

TECO Energy, Inc.                7.000% 05/01/12                             880,000       928,400

Tenaska Alabama II Partners LP   6.125% 03/30/23 (a)                       3,161,693     3,203,711
                                ----------------------------------------- ---------- -------------
                                Electric Total                                          93,537,066

Gas - 0.3%
Nakilat, Inc.                    6.067% 12/31/33 (a)                       3,300,000     3,182,784

Southern California Gas Co.      5.530% 12/01/09 (c)                       3,390,000     3,397,929
                                ----------------------------------------- ---------- -------------
                                Gas Total                                                6,580,713
Utilities Total                                                                        100,117,779
                                Total Corporate Fixed-Income Bonds &Notes
                                 (Cost of $1,037,740,014)                            1,043,651,638

Government & Agency Obligations - 18.3%
Foreign Government Obligations - 1.7%
Export-Import Bank of Korea      4.625% 03/16/10                           4,700,000     4,634,651

Province of Manitoba             5.000% 02/15/12                             250,000       251,388

Province of New Brunswick        5.200% 02/21/17                           5,230,000     5,277,975

Province of Ontario              5.000% 10/18/11                             750,000       753,942

Province of Quebec               5.000% 07/17/09 (d)                       5,500,000     5,516,423
                                 5.000% 03/01/16                          11,705,000    11,596,729

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Government & Agency Obligations (continued)

                                                                         Par ($)    Value ($)
Foreign Government Obligations (continued)
State of Qatar                      9.750% 06/15/30 (a)                   3,350,000   4,991,500

Swedish Export Credit               5.125% 03/01/17                       4,185,000   4,196,086
Foreign Government Obligations Total                                                 37,218,694
U.S. Government Agencies - 7.0%
Federal Home Loan Bank System       4.850% 02/15/08                       8,030,000   8,008,343
                                    5.300% 01/16/09                      10,000,000  10,000,430
                                    5.550% 03/19/09                      15,000,000  15,000,360

Federal Home Loan Mortgage Corp.    5.000% 12/14/18                       8,500,000   8,296,825
                                    5.250% 07/18/11                       3,000,000   3,046,605
                                    5.250% 12/05/11                      66,810,000  66,622,999
                                    5.750% 06/27/16                       5,250,000   5,447,552

Federal National Mortgage
Association                         5.250% 04/04/08                      18,850,000  18,849,623
                                    5.450% 03/27/09                      18,500,000  18,500,000
U.S. Government Agencies Total                                                      153,772,737
U.S. Government Obligations - 9.6%
U.S. Treasury Bonds                 4.500% 02/15/36 (d)                   5,655,000   5,331,602
U.S. Treasury Notes                 2.750% 08/15/07 (d)                  17,985,000  17,831,840
                                    4.375% 12/15/10 (d)(h)               75,240,000  74,852,063
                                    4.500% 11/15/10 (d)                   2,365,000   2,363,153
                                    4.625% 02/29/12 (d)                  41,755,000  41,918,105

                                    4.625% 02/15/17 (d)                  69,385,000  69,244,079
U.S. Government Obligations Total                                                   211,540,842
                                   Total Government & Agency Obligations
                                    (Cost of $401,362,401)                          402,532,273
Mortgage-Backed Securities - 13.7%
Federal Home Loan Mortgage Corp.    4.500% 04/01/34                       4,048,750   3,811,191
                                    4.500% 05/01/34                       6,092,384   5,734,915
                                    5.500% 07/01/21                      46,387,414  46,485,447
                                    12.000% 07/01/20                        145,711     158,375

Federal National Mortgage
Association                         5.000% 08/01/35                       8,349,082   8,074,622
                                    5.500% 12/01/17                       4,004,544   4,024,260
                                    6.000% 04/01/09                         470,304     472,817
                                    6.000% 01/01/14                         346,408     352,899
                                    6.000% 01/01/24                         156,993     158,868
                                    6.000% 03/01/24                         147,406     149,191
                                    6.000% 09/01/36                      16,778,251  16,902,967
                                    6.000% 02/01/37                      29,485,759  29,704,932

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Mortgage-Backed Securities (continued)

                                                                     Par ($)     Value ($)
                                     6.500% 10/01/28                     779,529     804,295
                                     6.500% 12/01/31                     961,456     990,329
                                     6.500% 11/01/36                  23,094,704  23,559,498
                                    TBA:
                                     5.000% 04/17/22 (b)               8,920,000   8,794,567
                                     5.000% 04/12/37 (b)               9,300,000   8,983,223
                                     5.500% 04/12/37 (b)             103,300,000 102,202,438
                                     6.000% 04/12/37 (b)              40,287,000  40,576,583

Government National Mortgage
Association                          5.750% 07/20/25 (c)                  86,193      87,166
                                     8.000% 01/15/08                       6,802       6,909
                                     8.000% 02/15/08                       1,796       1,824
                                     8.000% 04/15/08                       1,715       1,742
                                     8.000% 05/15/08                       2,937       2,983
                                     8.000% 06/15/08                      33,419      33,946
                                     8.000% 07/15/08                       5,395       5,480
                                     9.000% 06/15/16                       2,800       3,000
                                     9.000% 08/15/16                       3,654       3,914
                                     9.000% 10/15/16                       6,288       6,736
                                    -------------------------------- ----------- -----------
                                    Total Mortgage-Backed Securities
                                     (Cost of $301,748,272)                      302,095,117
Asset-Backed Securities - 9.3%
ACE Securities Corp.                 5.450% 05/25/36 (c)               5,168,000   5,167,488

Bay View Auto Trust                  5.310% 06/25/14                   3,500,000   3,491,276

Capital Auto Receivables Asset
Trust                                5.310% 06/15/12                   9,000,000   8,973,961
                                     5.500% 04/20/10 (a)               4,400,000   4,421,524

Carmax Auto Owner Trust              4.730% 09/17/12                   2,900,000   2,871,786

Cigna CBO Ltd.                       6.460% 11/15/08 (a)               1,831,420   1,831,420

CIT Equipment Collateral             2.830% 12/20/11                   1,597,318   1,594,939

Citicorp Residential Mortgage
Securities, Inc.                     5.745% 03/25/37                  11,000,000  10,999,670

Citigroup Mortgage Loan Trust, Inc.  5.517% 08/25/35                   3,775,000   3,741,747
                                     5.598% 03/25/36                   2,850,000   2,837,495
                                     5.666% 08/25/35                   2,330,000   2,295,830

Countrywide Asset-Backed
Certificates                         5.430% 06/25/21 (c)               4,513,292   4,511,853
                                     5.813% 04/25/37                   8,500,000   8,507,558

Credit-Based Asset Servicing and
Securitization                       5.545% 11/25/35                   2,950,000   2,936,041

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Asset-Backed Securities (continued)

                                                                 Par ($)    Value ($)
Diversified REIT Trust              6.780% 03/18/11 (a)(c)        5,000,000   5,096,465

Ford Credit Auto Owner Trust        5.680% 06/15/12               5,422,000   5,482,353

Fremont Home Loan Trust             5.430% 02/25/36 (c)          11,768,000  11,766,921

GE Equipment Small Ticket LLC       4.620% 12/22/14 (a)           3,211,919   3,184,437
                                    5.120% 06/22/15 (a)           6,571,720   6,597,313

Green Tree Financial Corp.          6.870% 01/15/29               1,847,966   1,914,459

Harley-Davidson Motorcycle Trust    5.540% 04/15/15               4,600,000   4,634,576

Indymac Seconds Asset Backed
Trust                               5.450% 06/25/36 (c)           4,185,740   4,185,055

JPMorgan Auto Receivables Trust     5.610% 12/15/14 (a)           7,150,000   7,197,661

JPMorgan Mortgage Acquisition
Corp.                               5.440% 04/25/36 (c)           9,500,000   9,499,972
                                    5.627% 10/25/35               5,000,000   5,007,078

Long Beach Auto Receivables Trust   4.522% 06/15/12               6,100,000   6,035,840

Long Beach Mortgage Loan Trust      5.420% 05/25/36 (c)           5,100,000   5,098,008

Merrill Lynch Mortgage Investors,
Inc.                                5.470% 05/25/37 (c)           3,454,750   3,453,638

Nomura Home Equity Loan, Inc.       5.440% 03/25/36 (c)           3,000,000   2,999,366

Origen Manufactured Housing         3.790% 12/15/17               2,191,046   2,151,418

Pinnacle Capital Asset Trust        5.770% 05/25/10 (a)           5,200,000   5,205,168

Providian Gateway Master Trust      3.350% 09/15/11 (a)           1,500,000   1,487,689

Renaissance Home Equity Loan
Trust                               5.355% 11/25/35 (c)           4,750,000   4,656,630
                                    5.390% 01/25/37 (c)           7,768,028   7,766,774
                                    5.565% 02/25/36 (c)           6,000,000   5,985,636

Residential Asset Securities Corp.  5.430% 06/25/36 (c)           5,000,000   4,998,269

Residential Funding Mortgage
Securities II, Inc.                 5.110% 09/25/35               5,000,000   4,765,392

Small Business Administration
Participation Certificates          4.570% 06/01/25               4,124,755   3,981,652
                                    5.570% 03/01/26               3,887,879   3,960,363

Soundview Home Equity Loan Trust    5.510% 11/25/35 (c)           9,965,404   9,963,788

WFS Financial Owner Trust           4.760% 05/17/13               4,000,000   3,961,091
                                   ----------------------------- ---------- -----------
                                   Total Asset-Backed Securities
                                    (Cost of $205,556,084)                  205,219,600

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Collateralized Mortgage Obligations - 7.9%

                                                                              Par ($)    Value ($)
Agency - 3.2%
Federal Home Loan Mortgage Corp.     4.000% 03/15/19                           7,075,000   6,428,948
                                     4.750% 07/15/24                          15,000,000  14,886,016
                                     5.000% 03/15/28                          15,000,000  14,890,024

Federal National Mortgage
Association                          5.000% 07/25/15                          13,500,000  13,421,822
                                     5.000% 12/25/15                          15,000,000  14,912,694
                                     9.250% 03/25/18                             122,956     130,687

Government National Mortgage
Association                          4.954% 05/16/31                           4,300,000   4,166,641

Small Business Administration
Participation Certificates           5.390% 12/01/25                           1,049,625   1,060,206
Agency Total                                                                              69,897,038
Non-Agency - 4.7%
American Home Mortgage
Investment Trust                     5.430% 06/25/36 (c)                       8,240,438   8,239,762

American Mortgage Trust              8.445% 09/27/22                              15,751       9,490

Citigroup Mortgage Loan Trust, Inc.  5.844% 11/25/36 (c)                      18,855,017  19,064,407

Countrywide Alternative Loan Trust   5.000% 03/25/20                          13,729,338  13,596,329
                                     5.000% 07/25/35                           3,681,865   3,622,981
                                     5.250% 03/25/35                           3,940,676   3,888,883
                                     5.500% 09/25/35                           6,503,568   6,323,833

GMAC Mortgage Corp. Loan Trust       5.648% 04/19/36 (c)                       3,873,421   3,856,478

GSMPS Mortgage Loan Trust            7.750% 09/19/27 (a)                         938,194     986,852

JPMorgan Mortgage Trust              4.989% 10/25/35 (c)                       5,423,000   5,371,608

Merrill Lynch/Countrywide
Commercial Mortgage Trust            5.456% 07/12/46 (c)                       9,652,000   9,661,609

Nomura Asset Acceptance Corp.        5.420% 08/25/36 (c)                      12,711,184  12,713,778
                                     5.515% 01/25/36 (c)                       8,060,000   8,030,662

Residential Accredit Loans, Inc.     5.500% 02/25/35                           4,423,926   4,390,295

Suntrust Alternative Loan Trust      6.066% 12/25/35 (c)                       3,100,106   3,103,000
Non-Agency Total                                                                         102,859,967
                                    Total Collateralized Mortgage Obligations
                                     (Cost of $175,224,665)                              172,757,005
Commercial Mortgage-Backed Securities - 3.4%
Credit Suisse Mortgage Capital
Certificates                         5.416% 02/15/40                          15,000,000  14,994,273

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Commercial Mortgage-Backed Securities (continued)

                                                                                     Par ($)     Value ($)
First Union National Bank
Commercial Mortgage Trust             5.585% 02/12/34                                  3,298,241   3,318,632
                                      6.141% 02/12/34                                  8,000,000   8,326,381

JPMorgan Chase Commercial
Mortgage Securities Corp.             5.466% 06/12/47 (c)                             16,000,000  16,126,880
                                      5.565% 04/15/43 (c)                              9,411,000   9,486,200
                                      5.876% 04/15/45 (c)                              6,280,000   6,519,792

LB-UBS Commercial Mortgage Trust      6.510% 12/15/26                                  5,000,000   5,215,330

Structured Asset Securities Corp.,
I.O.                                  2.142% 02/25/28 (j)                              4,713,039     153,624

Wachovia Bank Commercial
Mortgage Trust                        3.989% 06/15/35                                 11,930,000  11,191,537
                                     ----------------------------------------------- ----------- -----------
                                     Total Commercial Mortgage-Backed Securities
                                      (Cost of $76,020,026)                                       75,332,649
Common Stock - 0.0%                                                                  Shares
Industrials - 0.0%
Airlines - 0.0%
                                     UAL Corp. (d)                                         1,493      56,988
                                     ----------------------------------------------- ----------- -----------
                                     Airlines Total                                                   56,988
Industrials Total                                                                                     56,988
                                     Total Common Stock
                                      (Cost of $53,240)                                               56,988
Securities Lending Collateral - 8.8%
                                     State Street Navigator Securities Lending Prime
                                       Portfolio (k)                                 194,288,103 194,288,103
                                     ----------------------------------------------- ----------- -----------
                                     Total Securities Lending Collateral
                                      (Cost of $194,288,103)                                     194,288,103
Short-Term Obligations - 7.2%                                                        Par ($)
Commercial Paper - 4.0%
Carrera Capital Finance LTD.          5.260% 04/20/07                                 15,000,000  14,958,358

Compass Securities                    5.270% 04/12/07                                 15,000,000  14,975,846

First Tennessee Bank N.A.             5.300% 05/30/07                                  7,000,000   7,000,000

Giro Funding US Corp.                 5.319% 05/02/07                                 10,000,000   9,954,792

Greyhawk Funding Corp.                5.220% 04/12/07                                 15,000,000  14,976,075

Ivory Funding Corp.                   5.250% 04/05/07                                  6,000,000   5,996,500

Lake Constance Funding LLC            5.245% 05/18/07                                 10,000,000   9,931,523

Versailles CDS LLC                    5.541% 04/17/07 (i)                             10,400,000  10,375,641
Commercial Paper Total                                                                            88,168,735

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007

Short-Term Obligations (continued)

                                                                               Par ($)    Value ($)
Repurchase Agreement - 3.2%
                            Repurchase agreement with Fixed Income Clearing
                            Corp., dated 03/30/07, due on 04/02/07, at 5.060%,
                            collateralized by a U.S. Treasury Obligation
                            maturing 02/15/10, market value of $72,533,150
                            (repurchase proceeds $71,136,983)                  71,107,000    71,107,000
Repurchase Agreement Total                                                                    71,107,000

                            -------------------------------------------------- ---------- -------------
                            Total Short-Term Obligations (Cost of $159,275,735)             159,275,735

                            -------------------------------------------------- ---------- -------------
                            Total Investments - 116.1% (Cost of $2,551,520,740)(l)        2,555,209,108

                            -------------------------------------------------- ---------- -------------
                            Other Assets & Liabilities, Net - (16.1)%                      (355,146,535)

                            -------------------------------------------------- ---------- -------------
                            Net Assets - 100.0%                                           2,200,062,573

                              Notes to Investment Portfolio:
                           (a)Security exempt from registration pursuant to
                              Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $243,326,167, which represents 11.1% of net assets.
                           (b)Security purchased on a delayed delivery basis.
                           (c)The interest rate shown on floating rate or
                              variable rate securities reflects the rate at March 31, 2007.
                           (d)All or a portion of this security was on loan at
                              March 31, 2007. The total market value of securities on loan at March 31, 2007 is $190,189,935.
                           (e)Step bond. This security is currently not paying
                              coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.
                           (f)The issuer has filed for bankruptcy protection
                              under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of this security represents less than 0.1% of net assets.
                           (g)The issuer is in default of certain debt
                              covenants. Income is not being accrued. At
                              March 31, 2007, the value of this security represents less than 0.1% of net assets.
                           (h)The security or a portion of the security is
                              pledged as collateral for open futures contracts. At March 31, 2007, the total market value of securities pledged amounted to $1,745,951.
                           (i)The rate shown represents the discount rate at
                              the date of purchase.
                           (j)Accrued interest accumulates in the value of this
                              security and is payable at redemption.
                           (k)Investment made with cash collateral received
                              from securities lending activity.
                           (l)Cost for federal income tax purposes is
                              $2,554,139,672.

                              At March 31, 2007, the Fund held the following open long futures contracts:

                            Number of             Aggregate   Expiration  Unrealized
           Type             Contracts    Value    Face Value     Date    Appreciation
           ----             ---------    -----    ----------  ---------- ------------
10-Year U.S. Treasury Notes    250    $27,031,250 $27,002,765  Jun-2007    $28,485

                              At March 31, 2007, the Fund held the following open short futures contracts:

                     Number of             Aggregate   Expiration  Unrealized
        Type         Contracts    Value    Face Value     Date    Appreciation
        ----         ---------    -----    ----------  ---------- ------------
 U.S. Treasury Bonds    310    $34,487,500 $35,070,164  Jun-2007    $582,664

                              At March 31, 2007, the Fund had entered into the following forward currency exchange contract:

        Forward Currency             Aggregate  Settlement  Unrealized
        Contracts to Sell   Value    Face Value    Date    Depreciation
        -----------------   -----    ---------- ---------- ------------
        EUR                 $274,025  $270,944  04/16/2007   $(3,081)

                                See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2007



                              At March 31, 2007, the asset allocation of the Fund is as follows:

             Asset Allocation (unaudited)          % of Net Assets
             ----------------------------          ---------------
             Corporate Fixed-Income Bonds & Notes        47.5
             Government & Agency Obligations             18.3
             Mortgage-Backed Securities                  13.7
             Asset-Backed Securities                      9.3
             Collateralized Mortgage Obligations          7.9
             Commercial Mortgage-Backed Securities        3.4
             Common Stock                                 0.0*
                                                        -----
                                                        100.1
             Securities Lending Collateral                8.8
             Short-Term Obligations                       7.2
             Other Assets & Liabilities, Net            (16.1)
                                                        -----
                                                        100.0
                                                        =====

                              * Rounds to less than 0.1%.

                         Acronym Name
                         ------- ----
                          EUR    Euro
                          I.O.   Interest only security
                          PIK    Payment-In-Kind
                          TBA    To Be Announced

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Columbia Intermediate Bond Fund

March 31, 2007

                                                                                              ($)
Assets                    Investments, at cost                                                2,551,520,740
                          Investments, at value (includes securities on loan of $190,189,935) 2,555,209,108
                          Cash                                                                    1,342,612
                          Receivable for:
                           Investments sold                                                      24,290,200
                           Investments sold on a delayed delivery basis                           8,415,295
                           Fund shares sold                                                       4,699,227
                           Interest                                                              21,316,282
                           Securities lending                                                        40,461
                           Dollar roll fee income                                                    20,689
                           Futures variation margin                                                 195,575
                          Deferred Trustees' compensation plan                                       47,483
                          ------------------------------------------------------------------- -------------
                          Total Assets                                                        2,615,576,932

Liabilities               Collateral on securities loaned                                       194,288,103
                          Net unrealized depreciation on foreign forward currency contracts           3,081
                          Payable for:
                           Investments purchased                                                 41,923,546
                           Investments purchased on a delayed delivery basis                    171,223,756
                           Fund shares repurchased                                                2,469,653
                           Distributions                                                          4,100,304
                           Investment advisory fee                                                  595,271
                           Administration fee                                                       277,275
                           Transfer agent fee                                                       300,100
                           Pricing and bookkeeping fees                                              25,006
                           Custody fee                                                                3,788
                           Distribution and service fees                                            124,797
                           Chief compliance officer expenses                                          3,750
                          Deferred Trustees' fees                                                    47,483
                          Deferred dollar roll fee income                                             2,423
                          Other liabilities                                                         126,023
                          ------------------------------------------------------------------- -------------
                          Total Liabilities                                                     415,514,359

                          ------------------------------------------------------------------- -------------
                          Net Assets                                                          2,200,062,573

Composition of Net Assets Paid-in capital                                                     2,218,375,841
                          Overdistributed net investment income                                    (663,197)
                          Accumulated net realized loss                                         (21,946,645)
                          Net unrealized appreciation (depreciation) on:
                           Investments                                                            3,688,368
                           Foreign currency translations                                             (2,943)
                           Futures contracts                                                        611,149

                          ------------------------------------------------------------------- -------------
                          Net Assets                                                          2,200,062,573

                                See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) - Columbia Intermediate Bond
Fund

March 31, 2007

Class A Net assets                                               $  206,147,226
        Shares outstanding                                           23,313,470
        Net asset value per share                                $         8.84(a)
        Maximum sales charge                                               3.25%
        Maximum offering price per share                         $         9.14(b)

Class B Net assets                                               $   63,617,151
        Shares outstanding                                            7,194,533
        Net asset value and offering price per share             $         8.84(a)

Class C Net assets                                               $   35,458,415
        Shares outstanding                                            4,010,074
        Net asset value and offering price per share             $         8.84(a)

Class R Net assets                                               $       41,636
        Shares outstanding                                                4,709
        Net asset value, offering and redemption price per share $         8.84

Class Z Net assets                                               $1,894,798,145
        Shares outstanding                                          214,287,536
        Net asset value, offering and redemption price per share $         8.84

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations - Columbia Intermediate Bond Fund

For the Year Ended March 31, 2007

                                                                                                           ($)
Investment Income                Interest                                                              109,254,308
                                 Securities lending                                                        263,865
                                 Dollar roll fee income                                                    916,883
                                 --------------------------------------------------------------------- -----------
                                 Total Investment Income                                               110,435,056

Expenses                         Investment advisory fee                                                 6,264,699
                                 Administration fee                                                      2,904,155
                                 Distribution fee:
                                  Class A                                                                  200,857
                                  Class B                                                                  506,833
                                  Class C                                                                  273,483
                                  Class R                                                                       61
                                 Service fee:
                                  Class A                                                                  502,070
                                  Class B                                                                  168,944
                                  Class C                                                                   91,205
                                 Transfer agent fee                                                      1,901,404
                                 Pricing and bookkeeping fees                                              204,626
                                 Trustees' fees                                                             82,786
                                 Custody fee                                                                60,179
                                 Chief compliance officer expenses                                          14,622
                                 Other expenses                                                            675,735
                                 --------------------------------------------------------------------- -----------
                                 Total Expenses                                                         13,851,659

                                 Fees waived by Distributor:
                                  Class A                                                                 (200,857)
                                  Class C                                                                  (54,591)
                                 Custody earnings credit                                                   (24,456)
                                 --------------------------------------------------------------------- -----------
                                 Net Expenses                                                           13,571,755

                                 --------------------------------------------------------------------- -----------
                                 Net Investment Income                                                  96,863,301

Net Realized and Unrealized Gain
(Loss) on Investments, Futures
Contracts and Foreign Currency   Net realized gain (loss) on:
                                  Investments                                                              (76,667)
                                  Futures contracts                                                      2,225,060
                                  Foreign currency transactions                                             (2,860)
                                  Net realized loss on disposal of investments purchased/sold in error
                                    (See Note 9)                                                                --
                                 --------------------------------------------------------------------- -----------
                                 Net realized gain                                                       2,145,533

                                 Net change in unrealized appreciation (depreciation) on:
                                  Investments                                                           23,185,202
                                  Futures contracts                                                        567,941
                                  Foreign currency translations                                             (2,943)
                                 --------------------------------------------------------------------- -----------
                                  Net change in unrealized appreciation                                 23,750,200
                                 --------------------------------------------------------------------- -----------
                                 Net Gain                                                               25,895,733

                                 --------------------------------------------------------------------- -----------
                                 Net Increase Resulting from Operations                                122,759,034

                                See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Columbia Intermediate Bond Fund


                                                                                         Year Ended March 31,
Increase (Decrease) in Net Assets                                                    2007 ($)       2006 ($)
Operations                        Net investment income                                 96,863,301     63,522,689
                                  Net realized gain (loss) on investments, futures
                                    contracts and foreign currency transactions          2,145,533     (2,948,652)
                                  Net change in unrealized appreciation
                                    (depreciation) on investments, futures contracts
                                    and foreign currency translations                   23,750,200    (34,270,616)
                                  -------------------------------------------------- -------------  -------------
                                  Net Increase Resulting from Operations               122,759,034     26,303,421

Distributions Declared            From net investment income:
to Shareholders                    Class A                                              (9,848,383)    (8,651,072)
                                   Class B                                              (2,809,349)    (3,180,156)
                                   Class C                                              (1,570,733)    (1,736,012)
                                   Class R                                                    (551)           (85)
                                   Class Z                                             (84,128,806)   (53,085,324)
                                  -------------------------------------------------- -------------  -------------
                                  Total Distributions Declared to Shareholders         (98,357,822)   (66,652,649)

Share Transactions                Class A:
                                   Subscriptions                                        68,666,209     82,023,103
                                   Distributions reinvested                              9,150,244      7,932,526
                                   Redemptions                                         (73,489,796)   (53,737,747)
                                  -------------------------------------------------- -------------  -------------
                                   Net Increase                                          4,326,657     36,217,882

                                  Class B:
                                   Subscriptions                                         5,022,878      4,620,880
                                   Distributions reinvested                              2,091,091      2,349,868
                                   Redemptions                                         (18,588,850)   (20,292,596)
                                  -------------------------------------------------- -------------  -------------
                                   Net Decrease                                        (11,474,881)   (13,321,848)

                                  Class C:
                                   Subscriptions                                         8,579,992      7,423,112
                                   Distributions reinvested                              1,047,095      1,129,993
                                   Redemptions                                         (14,208,518)   (14,596,002)
                                  -------------------------------------------------- -------------  -------------
                                   Net Decrease                                         (4,581,431)    (6,042,897)

                                  Class R:(a)
                                   Subscriptions                                            31,140         10,000
                                   Distributions reinvested                                    549             85
                                   Redemptions                                                 (16)            --
                                  -------------------------------------------------- -------------  -------------
                                   Net Increase                                             31,673         10,085

                                  Class Z:
                                   Subscriptions                                       766,380,243    810,019,487
                                   Distributions reinvested                             44,272,411     34,504,969
                                   Redemptions                                        (315,972,118)  (310,023,508)
                                  -------------------------------------------------- -------------  -------------
                                   Net Increase                                        494,680,536    534,500,948
                                  Net Increase from Share Transactions                 482,982,554    551,364,170

                                  -------------------------------------------------- -------------  -------------
                                  Total Increase in Net Assets                         507,383,766    511,014,942

Net Assets                        Beginning of period                                1,692,678,807  1,181,663,865
                                  End of period                                      2,200,062,573  1,692,678,807
                                  Overdistributed net investment income at end of
                                    period                                                (663,197)    (1,937,369)
                                  -------------------------------------------------- -------------  -------------

(a)Class R shares were initially offered on January 23, 2006.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) - Columbia Intermediate Bond Fund


                                                         Year Ended March 31,
                                                       2007         2006
Changes in Shares Class A:
                   Subscriptions                         7,826,404    9,176,505
                   Issued for distributions reinvested   1,042,188      888,752
                   Redemptions                          (8,377,201)  (6,026,549)
                  ------------------------------------ -----------  -----------
                   Net Increase                            491,391    4,038,708

                  Class B:
                   Subscriptions                           571,522      517,501
                   Issued for distributions reinvested     238,270      263,037
                   Redemptions                          (2,123,906)  (2,272,895)
                  ------------------------------------ -----------  -----------
                   Net Decrease                         (1,314,114)  (1,492,357)

                  Class C:
                   Subscriptions                           974,976      831,460
                   Issued for distributions reinvested     119,300      126,489
                   Redemptions                          (1,621,832)  (1,634,253)
                  ------------------------------------ -----------  -----------
                   Net Decrease                           (527,556)    (676,304)

                  Class R: (a)
                   Subscriptions                             3,515        1,124
                   Issued for distributions reinvested          63            9
                   Redemptions                                  (2)          --
                  ------------------------------------ -----------  -----------
                   Net Increase                              3,576        1,133

                  Class Z:
                   Subscriptions                        87,356,084   90,710,775
                   Issued for distributions reinvested   5,040,148    3,865,127
                   Redemptions                         (35,995,798) (34,639,383)
                  ------------------------------------ -----------  -----------
                   Net Increase                         56,400,434   59,936,519

(a)Class R shares were initially offered on January 23, 2006.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
                                                                              Period
                                                                              Ended              Year Ended
                                                   Year Ended March 31,       March 31,           June 30,
                                             -------------------------------  2004 (a)(b)  -------------------
                                             2007         2006      2005      -----------  2003 (c)    2002 (c)
-------------------------------------------------------------------------------            -----------------------
Net Asset Value, Beginning of Period         $   8.74     $   8.96  $   9.27  $   9.18     $  8.73     $  8.84

Income from Investment Operations:
Net investment income (d)                        0.42         0.39      0.39      0.30        0.45        0.53
Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency                                       0.11        (0.20)    (0.25)     0.11        0.48       (0.08)
                                             --------     --------  --------  --------     -------     -------
Total from Investment Operations                 0.53         0.19      0.14      0.41        0.93        0.45

Less Distributions Declared to Shareholders:
From net investment income                      (0.43)       (0.41)    (0.42)    (0.32)      (0.48)      (0.56)
From net realized gains                            --           --     (0.03)       --          --          --
Return of capital                                  --           --        --        --          --          --(e)
                                             --------     --------  --------  --------     -------     -------
Total Distributions Declared to Shareholders    (0.43)       (0.41)    (0.45)    (0.32)      (0.48)      (0.56)

Net Asset Value, End of Period               $   8.84     $   8.74  $   8.96  $   9.27     $  9.18     $  8.73
Total return (f)(g)                              6.21%(h)     2.12%     1.55%     4.59%(i)   11.03%       5.10%

Ratios to Average Net Assets/Supplemental
 Data:
Net operating expenses (j)                       0.87%        0.89%     0.94%     0.99%(k)    1.05%       1.04%
Interest expense                                   --           --        --        --          --%(l)      --
Net expenses (j)                                 0.87%        0.89%     0.94%     0.99%(k)    1.05%       1.04%
Net investment income (j)                        4.83%        4.36%     4.31%     4.31%(k)    5.13%       5.94%
Waiver/Reimbursement                             0.10%        0.10%     0.10%     0.10%(k)    0.10%       0.10%
Portfolio turnover rate                           150%         126%       40%       96%(i)     114%        179%(m)
Net assets, end of period (000's)            $206,147     $199,376  $168,213  $146,709     $92,993     $32,493


(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d)Per share data was calculated using the average shares outstanding during the period.
(e)Rounds to less than $0.01 per share.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
                                                                           Period       Year         Period
                                                                           Ended        Ended        Ended
                                                 Year Ended March 31,      March 31,    June 30,     June 30,
                                             ----------------------------  2004 (a)(b)  2003 (c)     2002 (c)(d)
                                             2007        2006     2005     -----------  --------     -----------
----------------------------------------------------------------------------            -
Net Asset Value, Beginning of Period         $  8.74     $  8.96  $  9.27  $   9.18     $   8.73     $  8.89

Income from Investment Operations:
Net investment income (e)                       0.36        0.32     0.32      0.25         0.39        0.18
Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency                                      0.10       (0.20)   (0.25)     0.11         0.47       (0.13)
                                             -------     -------  -------  --------     --------     -------
Total from Investment Operations                0.46        0.12     0.07      0.36         0.86        0.05

Less Distributions Declared to Shareholders:
From net investment income                     (0.36)      (0.34)   (0.35)    (0.27)       (0.41)      (0.21)
From net realized gains                           --          --    (0.03)       --           --          --
Return of capital                                 --          --       --        --           --          --(f)
                                             -------     -------  -------  --------     --------     -------
Total Distributions Declared to Shareholders   (0.36)      (0.34)   (0.38)    (0.27)       (0.41)      (0.21)

Net Asset Value, End of Period               $  8.84     $  8.74  $  8.96  $   9.27     $   9.18     $  8.73
Total return (g)                                5.42%(h)    1.36%    0.80%     4.00%(i)    10.21%       0.51%(i)

Ratios to Average Net Assets/Supplemental
 Data:
Net operating expenses (j)                      1.62%       1.64%    1.69%     1.74%(k)     1.80%       1.83%(k)
Interest expense                                  --          --       --        --           --%(l)      --
Net expenses (j)                                1.62%       1.64%    1.69%     1.74%(k)     1.80%       1.83%(k)
Net investment income (j)                       4.08%       3.61%    3.56%     3.58%(k)     4.38%       5.04%(k)
Portfolio turnover rate                          150%        126%      40%       96%(i)      114%        179%(i)(m)
Net assets, end of period (000's)            $63,617     $74,332  $89,564  $104,700     $103,880     $28,758

(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d)Class B shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using the average shares outstanding during the period.
(f)Rounds to less than $0.01 per share.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:


Class C Shares
                                                                           Period      Year        Period
                                                                           Ended       Ended       Ended
                                                 Year Ended March 31,      March 31,   June 30,    June 30,
                                             ----------------------------  2004 (a)(b) 2003 (c)    2002 (c)(d)
                                             2007        2006     2005     ----------- --------    -----------
----------------------------------------------------------------------------           -
Net Asset Value, Beginning of Period         $  8.74     $  8.96  $  9.27  $  9.18     $  8.73     $  8.89

Income from Investment Operations:
Net investment income (e)                       0.37        0.34     0.34     0.26        0.40        0.19
Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency                                      0.11       (0.20)   (0.26)    0.11        0.48       (0.14)
                                             -------     -------  -------  -------     -------     -------
Total from Investment Operations                0.48        0.14     0.08     0.37        0.88        0.05

Less Distributions Declared to Shareholders:
From net investment income                     (0.38)      (0.36)   (0.36)   (0.28)      (0.43)      (0.21)
From net realized gains                           --          --    (0.03)      --          --          --
Return of capital                                 --          --       --       --          --          --(f)
                                             -------     -------  -------  -------     -------     -------
Total Distributions Declared to Shareholders   (0.38)      (0.36)   (0.39)   (0.28)      (0.43)      (0.21)

Net Asset Value, End of Period               $  8.84     $  8.74  $  8.96  $  9.27     $  9.18     $  8.73
Total return (g)(h)                             5.58%(i)    1.51%    0.95%    4.12%(j)   10.37%       0.58%(j)

Ratios to Average Net Assets/Supplemental
 Data:
Net operating expenses (k)                      1.47%       1.49%    1.54%    1.59%(l)    1.65%       1.68%(l)
Interest expense                                  --          --       --       --          --%(m)      --
Net expenses (k)                                1.47%       1.49%    1.54%    1.59%(l)    1.65%       1.68%(l)
Net investment income (k)                       4.23%       3.76%    3.71%    3.72%(l)    4.50%       5.19%(l)
Waiver/Reimbursement                            0.15%       0.15%    0.15%    0.15%(l)    0.15%       0.15%(l)
Portfolio turnover rate                          150%        126%      40%      96%(j)     114%        179%(j)(n)
Net assets, end of period (000's)            $35,458     $39,641  $46,693  $59,009     $51,676     $11,651

(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d)Class C shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using the average shares outstanding during the period.
(f)Rounds to less than $0.01 per share.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(j)Not annualized.
(k)The benefits derived from custody credits had an impact of less than 0.01%.
(l)Annualized.
(m)Rounds to less than 0.01%.
(n)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:


Class R Shares
                                                                                               Year       Period
                                                                                               Ended      Ended
                                                                                               March 31,  March 31,
                                                                                               2007       2006 (a)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                           $ 8.74     $ 8.91

Income from Investment Operations:
Net investment income (b)                                                                        0.39       0.06
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency   0.12      (0.15)
                                                                                               ------     ------
Total from Investment Operations                                                                 0.51      (0.09)

Less Distributions Declared to Shareholders:
From net investment income                                                                      (0.41)     (0.08)

Net Asset Value, End of Period                                                                 $ 8.84     $ 8.74
Total return (c)                                                                                 5.94%(d)  (1.06)%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                                                                     1.12%      1.30%(g)
Net investment income (f)                                                                        4.45%      3.25%(g)
Portfolio turnover rate                                                                           150%       126%(e)
Net assets, end of period (000's)                                                              $   42     $   10



(a)Class R shares were initially offered on January 23, 2006.
(b)Per share data was calculated using the average the shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested.
(d)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(e)Not annualized.
(f)The benefits derived from custody credits had an impact of less than 0.01%.
(g)Annualized.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
                                                                                Period
                                                                                Ended               Year Ended
                                                   Year Ended March 31,         March 31,            June 30,
                                           -----------------------------------  2004 (a)(b)  ---------------------
                                           2007           2006        2005      -----------  2003 (c)(d)  2002 (d)
---------------------------------------------------------------------------------            -------------------------
Net Asset Value, Beginning of Period       $     8.74     $     8.96  $   9.27  $   9.18     $   8.73     $   8.84

Income from Investment Operations:
Net investment income (e)                        0.45           0.41      0.41      0.31         0.49         0.55
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  foreign currency                               0.10          (0.20)    (0.25)     0.12         0.46        (0.08)
                                           ----------     ----------  --------  --------     --------     --------
Total from Investment Operations                 0.55           0.21      0.16      0.43         0.95         0.47

Less Distributions Declared to
 Shareholders:
From net investment income                      (0.45)         (0.43)    (0.44)    (0.34)       (0.50)       (0.58)
From net realized gains                            --             --     (0.03)       --           --           --
Return of capital                                  --             --        --        --           --           --(f)
                                           ----------     ----------  --------  --------     --------     --------
Total Distributions Declared to
  Shareholders                                  (0.45)         (0.43)    (0.47)    (0.34)       (0.50)       (0.58)

Net Asset Value, End of Period             $     8.84     $     8.74  $   8.96  $   9.27     $   9.18     $   8.73
Total return (g)                                 6.48%(h)       2.37%     1.80%     4.78%(i)    11.30%        5.36%

Ratios to Average Net Assets/
 Supplemental Data:
Operating expenses (j)                           0.62%          0.64%     0.69%     0.74%(k)     0.80%        0.79%
Interest expense                                   --             --        --        --           --%(l)       --
Expenses (j)                                     0.62%          0.64%     0.69%     0.74%(k)     0.80%        0.79%
Net investment income (j)                        5.08%          4.63%     4.56%     4.58%(k)     5.51%        6.22%
Portfolio turnover rate                           150%           126%       40%       96%(i)      114%         179%(m)
Net assets, end of period (000's)          $1,894,798     $1,379,320  $877,193  $793,477     $717,923     $729,580

(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Effective July 29, 2002, the Stein Roe Intermediate Bond Fund's Class S shares were renamed Liberty Intermediate Bond Fund Class Z shares.
(d)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(e)Per share data was calculated using the average shares outstanding during the period.
(f)Rounds to less than $0.01 per share.
(g)Total return at net asset value assuming all distributions reinvested.
(h)Total return includes a voluntary reimbursement by the investment adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Columbia Intermediate Bond Fund

March 31, 2007

Note 1. Organization
Columbia Intermediate Bond Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal
The Fund seeks its total return by pursuing current income and opportunities for capital appreciation.

Fund Shares
The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the

Columbia Intermediate Bond Fund

March 31, 2007

specific identification method for both financial statement and federal income tax purposes.

Futures Contracts
The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or derived from, the value of the underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The fund typically uses derivatives in an effort to achieve more efficiently economic exposure similar to those it could have achieved through the purchase and sale of fixed income securities. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment adviser, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions
The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no

Columbia Intermediate Bond Fund

March 31, 2007

assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition
Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is accrued over the term of the transaction.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. Although the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Stripped Securities
Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Determination of Class Net Asset Values
All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date. Dividends from net investment income are declared daily and

Columbia Intermediate Bond Fund

March 31, 2007

paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/ premium amortization on debt securities and market discount reclasses were identified and reclassified among the components of the Fund's net assets as follows:

                 Overdistributed Net Accumulated       Paid-In
                 Investment Income   Net Realized Loss Capital
                 $2,768,693          $(2,768,691)      $(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:


                                   March 31, 2007 March 31, 2006
                Distributions paid
                from:
                 Ordinary Income*   $98,357,822    $66,652,649

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-Term     Unrealized
                   Income        Capital Gains Appreciation*
                   $4,832,862    $    --       $1,069,436

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and differing treatment for discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

                   Unrealized appreciation     $ 19,423,096
                   Unrealized depreciation      (18,353,660)
                   Net unrealized appreciation $  1,069,436

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                  Year of Expiration Capital Loss Carryforward
                  2013                             $ 6,075,470
                  2014                               3,776,565
                  2015                               8,375,463
                                                   -----------
                  Total                            $18,227,498

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, post-October capital losses of $744,787 attributed to security transactions were deferred to April 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the

Columbia Intermediate Bond Fund

March 31, 2007

financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets   Annual Fee Rate
                   First $1 billion                0.35%
                   $1 billion to $1.5 billion      0.30%
                   $1.5 billion to $3 billion      0.29%
                   $3 billion to $6 billion        0.28%
                   Over $6 billion                 0.27%

For the year ended March 31, 2007, the Fund's effective investment advisory fee rate was 0.32% of the Fund's average daily net assets.

Administration Fee
Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees
Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Fund, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.011% of the Fund's average daily net assets.

Transfer Agent Fee
Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned

Columbia Intermediate Bond Fund

March 31, 2007

subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursements for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.10% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees
Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $11,230 on sales of the Fund's Class A shares and net CDSC fees of $163, $211,917 and $2,596 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee. The Distributor has also voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets. These waivers may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits
The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees
All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other
Columbia provides certain services to the Fund related to the requirements of the Sarbanes-Oxley Act of 2002. For the year ended March 31, 2007, the Fund paid $2,875 to Columbia for such services. This amount is included in "Other expenses" in the Statement of Operations.

Note 5. Portfolio Information
For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,191,983,302 and $2,610,517,111,

Columbia Intermediate Bond Fund

March 31, 2007

respectively, of which $1,631,736,771 and $1,559,812,014, respectively, were U.S. Government securities.

Note 6. Shares of Beneficial Interest
As of March 31, 2007, the Fund had one shareholder that held 41.9% of the shares outstanding. The shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of March 31, 2007, the Fund had two shareholders that held 20.0% of the shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended March 31, 2007, the Fund did not borrow under this arrangement.

Note 8. Securities Lending
The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Other
During the year ended March 31, 2007, the Fund had a realized investment loss in the amount of $135 due to a trading error. Columbia voluntarily reimbursed the Fund for the loss.

Note 10. Other Related Party Transactions
During the year ended March 31, 2007, the Fund used Bank of America Securities, a wholly-owned subsidiary of BOA, as a broker. No commissions were paid to Bank of America Securities during the period.

Note 11. Disclosure of Significant Risks and Contingencies

High-Yield Securities
Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Columbia Intermediate Bond Fund

March 31, 2007


Sector Focus
Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have greater exposure to the economic and market events affecting such sector than if it were more broadly invested across multiple sectors.

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct,

Columbia Intermediate Bond Fund

March 31, 2007

including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Report of Independent Registered Public Accounting Firm


To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods prior to July 1, 2003 were audited by another independent registered public accounting firm whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

Fund Governance - Columbia Intermediate Bond Fund


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, address and year of birth,  Principal occupation(s) during past five years, Number
Position with funds, Year first   of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/ trustee, Other directorships held

Douglas A. Hacker (Born 1955)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Independent business executive since May, 2006;
Advisors, LLC                     Executive Vice President-Strategy of United Airlines
One Financial Center              (airline) from December, 2002 to May, 2006; President
Boston, MA 02111                  of UAL Loyalty Services (airline marketing company)
Trustee (since 1996)              from September, 2001 to December, 2002; Executive Vice
                                  President and Chief Financial Officer of United
                                  Airlines from July, 1999 to September, 2001. Oversees
                                  75, Nash Finch Company (food distributor); Aircastle
                                  Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Deputy General Counsel-Corporate Legal Services,
Advisors, LLC                     ConocoPhillips (integrated petroleum company) since
One Financial Center              August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason
Boston, MA 02111                  & Gette LLP (law firm) from March, 2005 to July, 2006;
Trustee (since 1996)              Adjunct Professor of Law, Northwestern University,
                                  from September, 2004 to June, 2006, Director, UAL
                                  Corporation (airline) from February, 2006 to July,
                                  2006; Chief Administrative Officer and Senior Vice
                                  President, Kmart Holding Corporation (consumer goods),
                                  from September, 2003 to March, 2004; Executive Vice
                                  President-Corporate Development and Administration,
                                  General Counsel and Secretary, Kellogg Company (food
                                  manufacturer), from September, 1999 to August, 2003.
                                  Oversees 75, None

Richard W. Lowry (Born 1936)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Private Investor since August, 1987 (formerly Chairman
Advisors, LLC                     and Chief Executive Officer, U.S. Plywood Corporation
One Financial Center              (building products manufacturer) until 1987). Oversees
Boston, MA 02111                  75, None
Trustee (since 1995)

Charles R. Nelson (Born 1943)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Professor of Economics, University of Washington,
Advisors, LLC                     since January, 1976; Ford and Louisa Van Voorhis
One Financial Center              Professor of Political Economy, University of
Boston, MA 02111                  Washington, since September, 1993; Director, Institute
Trustee (since 1981)              for Economic Research, University of Washington from
                                  September, 2001 to June, 2003; Adjunct Professor of
                                  Statistics, University of Washington, since September,
                                  1980; Associate Editor, Journal of Money Credit and
                                  Banking, since September, 1993; Consultant on
                                  econometric and statistical matters. Oversees 75, None

John J. Neuhauser (Born 1942)
-----------------------------------------------------------------------------------------
c/o Columbia Management           University Professor, Boston College since November,
Advisors, LLC                     2005; Academic Vice President and Dean of Faculties,
One Financial Center              Boston College from August, 1999 to October, 2005.
Boston, MA 02111                  Oversees 75, None
Trustee (since 1985)

Fund Governance (continued) - Columbia Intermediate Bond Fund


Name, address and year of birth,  Principal occupation(s) during past five
Position with funds, Year first   years, Number of portfolios in Columbia
elected or appointed to office/1/ Funds Complex overseen by trustee, Other directorships held

  Independent Trustees


Patrick J. Simpson (Born 1944)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Partner, Perkins Coie LLP (law firm). Oversees 75, None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

Thomas E. Stitzel (Born 1936)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Business Consultant since 1999; Chartered Financial
Advisors, LLC                        Analyst. Oversees 75, None
One Financial Center
Boston, MA 02111
Trustee (since 1998)

Thomas C. Theobald (Born 1937)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Partner and Senior Advisor, Chicago Growth Partners
Advisors, LLC                        (private equity investing) since September, 2004;
One Financial Center                 Managing Director, William Blair Capital Partners
Boston, MA 02111                     (private equity investing) from September, 1994 to
Trustee and Chairman of the Board/2/ September, 2004. Oversees 75, Anixter International
(since 1996)                         (network support equipment distributor); Ventas, Inc.
                                     (real estate investment trust); Jones Lang LaSalle
                                     (real estate management services); Ambac Financial
                                     Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Retired since 1997 (formerly General Manager, Global
Advisors, LLC                        Education Industry, IBM Corporation (computer and
One Financial Center                 technology) from 1994 to 1997). Oversees 75, None
Boston, MA 02111
Trustee (since 1998)

  Interested Trustee


William E. Mayer (Born 1940)
------------------------------------------------------------------------------------
c/o Columbia Management      Partner, Park Avenue Equity Partners (private equity)
Advisors, LLC                since February, 1999; Dean and Professor, College of
One Financial Center         Business, University of Maryland, 1992 to 1997.
Boston, MA 02111             Oversees 75, Lee Enterprises (print media), WR
Trustee/3/ (since 1994)      Hambrecht + Co. (financial service provider); Reader's
                             Digest (publishing)

/1/In December 2000, the boards of each of the former Liberty Funds and former
   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
/2/Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.
/3/Mr. Mayer is an "interested person" (as defined in the Investment Company
  Act of 1940) by reason of his affiliation with WR Hambrecht + Co.
The Statement of Additional Information includes additional information about the Trustees of the Fund and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued) - Columbia Intermediate Bond Fund


  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 President - Columbia Funds, since October 2004;
Boston, MA 02111                     Managing Director - Columbia Management Advisors, LLC,
President (since 2004)               since September 2004; Senior Vice President - Columbia
                                     Management Distributors, Inc., since January 2005;
                                     Director - Columbia Management Services, Inc., since
                                     January 2005; Director - Bank of America Global
                                     Liquidity Funds, plc and Banc of America Capital
                                     Management (Ireland), Limited, since May 2005;
                                     Director - FIM Funding, Inc., since January 2005;
                                     President and Chief Executive Officer- CDC IXIS AM
                                     Services, Inc. (asset management), from September 1998
                                     through August 2004; and a senior officer or director
                                     of various other Bank of America-affiliated entities,
                                     including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Treasurer - Columbia Funds, since October 2003;
Boston, MA 02111                     Treasurer - the Liberty Funds, Stein Roe Funds and
Senior Vice President,               Liberty All-Star Funds, December 2000 - December 2006;
Chief Financial Officer and          Vice President - Columbia Management Advisors, Inc.,
Treasurer (since 2000)               since April 2003; President - Columbia Funds, Liberty
                                     Funds and Stein Roe Funds, February 2004 to October
                                     2004; Treasurer - Galaxy Funds, September 2002 to
                                     December 2005; Treasurer, December 2002 to December
                                     2004, and President, February 2004 to December 2004 -
                                     Columbia Management Multi-Strategy Hedge Fund, LLC;
                                     and a senior officer of various other Bank of
                                     America-affiliated entities, including other
                                     registered and unregistered funds.

Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Director (Columbia Management Group LLC and Investment
Boston, MA 02111                     Product Group Compliance), Bank of America since June
Senior Vice President, Chief         2005; Director of Corporate Compliance and Conflicts
Compliance Officer (since 2007)      Officer, MFS Investment Management (investment
                                     management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2004)     Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller of the Advisor from
Deputy Treasurer (since 2006)        October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

Fund Governance (continued) - Columbia Intermediate Bond Fund


  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

   Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Head of Tax/Compliance and Assistant
   Deputy Treasurer (since 2006)     Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President-Trustee Reporting of the
   Controller (since 2006)           Advisor from April, 2002 to October, 2004; Management
                                     Consultant, PricewaterhouseCoopers (independent
                                     registered public accounting firm) prior to October,
                                     2002.

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

1CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
2I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1. Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

    Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2. Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

    Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3. Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

    Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4. Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

    Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5. Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

    Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6. Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

    Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General
1. Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2. In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3. The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4. The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5. The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6. The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies
7. The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8. The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9. The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10. The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11. CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
12. CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13. The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1. Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2. Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3. Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4. Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5. Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6. Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7. Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1. Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5. Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6. Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7. Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8. Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9. Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Columbia Funds - Columbia Intermediate Bond Fund

       -----------------------------------------------------------------
       Growth Funds               Columbia Acorn Fund
                                  Columbia Acorn Select
                                  Columbia Acorn USA
                                  Columbia Large Cap Growth Fund
                                  Columbia Marsico 21st Century Fund
                                  Columbia Marsico Focused Equities Fund
                                  Columbia Marsico Growth Fund
                                  Columbia Mid Cap Growth Fund
                                  Columbia Small Cap Growth Fund I
                                  Columbia Small Cap Growth Fund II
       -----------------------------------------------------------------
       Core Funds                 Columbia Common Stock Fund
                                  Columbia Large Cap Core Fund
                                  Columbia Small Cap Core Fund
       -----------------------------------------------------------------
       Value Funds                Columbia Disciplined Value Fund
                                  Columbia Dividend Income Fund
                                  Columbia Large Cap Value Fund
                                  Columbia Mid Cap Value Fund
                                  Columbia Small Cap Value Fund I
                                  Columbia Small Cap Value Fund II
                                  Columbia Strategic Investor Fund
       -----------------------------------------------------------------
       Asset Allocation/Hybrid    Columbia Asset Allocation Fund
       Funds                      Columbia Asset Allocation Fund II
                                  Columbia Balanced Fund
                                  Columbia Liberty Fund
                                  Columbia LifeGoal/TM/ Balanced Growth
                                  Portfolio
                                  Columbia LifeGoal/TM/ Growth Portfolio
                                  Columbia LifeGoal/TM/ Income Portfolio
                                  Columbia LifeGoal/TM/ Income and
                                  Growth Portfolio
                                  Columbia Masters Global Equity
                                  Portfolio
                                  Columbia Masters Heritage Portfolio
                                  Columbia Masters International Equity
                                  Portfolio
                                  Columbia Thermostat Fund
       -----------------------------------------------------------------
       Index Funds                Columbia Large Cap Enhanced Core Fund
                                  Columbia Large Cap Index Fund
                                  Columbia Mid Cap Index Fund
                                  Columbia Small Cap Index Fund
       -----------------------------------------------------------------
       Specialty Funds            Columbia Convertible Securities Fund
                                  Columbia Real Estate Equity Fund
                                  Columbia Technology Fund
       -----------------------------------------------------------------
       Global/International Funds Columbia Acorn International
                                  Columbia Acorn International Select
                                  Columbia Global Value Fund
                                  Columbia Greater China Fund
                                  Columbia International Stock Fund
                                  Columbia International Value Fund
                                  Columbia Marsico International
                                  Opportunities Fund
                                  Columbia Multi-Advisor International
                                  Equity Fund
                                  Columbia World Equity Fund

Columbia Funds (continued) - Columbia Intermediate Bond Fund

          ------------------------------------------------------------
          Taxable Bond Funds    Columbia Conservative High Yield Fund
                                Columbia Core Bond Fund
                                Columbia Federal Securities Fund
                                Columbia High Income Fund
                                Columbia High Yield Opportunity Fund
                                Columbia Income Fund
                                Columbia Intermediate Bond Fund
                                Columbia Short Term Bond Fund
                                Columbia Strategic Income Fund
                                Columbia Total Return Bond Fund
                                Columbia U.S. Treasury Index Fund
          ------------------------------------------------------------
          Tax-Exempt Bond Funds Columbia California Tax-Exempt Fund
                                Columbia California Intermediate
                                Municipal Bond Fund
                                Columbia Connecticut Tax-Exempt Fund
                                Columbia Connecticut Intermediate
                                Municipal Bond Fund
                                Columbia Georgia Intermediate
                                Municipal Bond Fund
                                Columbia High Yield Municipal Fund
                                Columbia Intermediate Municipal Bond
                                Fund
                                Columbia Massachusetts Intermediate
                                Municipal Bond Fund
                                Columbia Massachusetts Tax-Exempt Fund
                                Columbia Maryland Intermediate
                                Municipal Bond Fund
                                Columbia North Carolina Intermediate
                                Municipal Bond Fund
                                Columbia New York Tax-Exempt Fund
                                Columbia New Jersey Intermediate
                                Municipal Bond Fund
                                Columbia New York Intermediate
                                Municipal Bond Fund
                                Columbia Oregon Intermediate
                                Municipal Bond Fund
                                Columbia Rhode Island Intermediate
                                Municipal Bond Fund
                                Columbia South Carolina Intermediate
                                Municipal Bond Fund
                                Columbia Short Term Municipal Bond
                                Fund
                                Columbia Tax-Exempt Fund
                                Columbia Virginia Intermediate
                                Municipal Bond Fund
          ------------------------------------------------------------
          Money Market Funds    Columbia California Tax-Exempt
                                Reserves
                                Columbia Cash Reserves
                                Columbia Connecticut Municipal
                                Reserves
                                Columbia Government Plus Reserves
                                Columbia Government Reserves
                                Columbia Massachusetts Municipal
                                Reserves
                                Columbia Money Market Reserves
                                Columbia Municipal Reserves
                                Columbia New York Tax-Exempt Reserves
                                Columbia Prime Reserves
                                Columbia Tax-Exempt Reserves
                                Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiafunds.com.

Important Information About This Report

Columbia Intermediate Bond Fund

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-345-6611

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.
Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Intermediate Bond Fund

Annual Report - March 31, 2007
                                    [GRAPHIC]



(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC-42/129910-0307 (05/07) 07/38409

[LOGO] Columbia Management(R)

                                                                  --------------

Columbia U.S. Treasury Index Fund

Annual Report - March 31, 2007

                       NOT FDIC INSURED  May Lose Value
                                        -----------------
                                        No Bank Guarantee

President's Message

                                                                 March 31, 2007

  Table of Contents


                       Economic Update                1

                       Performance Information        2

                       Understanding Your Expenses    3

                       Portfolio Manager's Report     4

                       Fund Profile                   5

                       Investment Portfolio           6

                       Statement of Assets and
                       Liabilities                    8

                       Statement of Operations        9

                       Statement of Changes in Net
                       Assets                        10

                       Financial Highlights          12

                       Notes to Financial Statements 16

                       Report of Independent
                       Registered Public Accounting
                       Firm                          22

                       Fund Governance               23

                       Board Consideration and
                       Approval of Investment
                       Advisory Agreements           28

                       Summary of Management Fee
                       Evaluation by Independent Fee
                       Consultant                    31

                       Important Information
                       About This Report             37

  The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

[PHOTO] Christopher L. Wilson
        President, Columbia Funds

                     Dear Shareholder:
                     Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

                     Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

   . Gotten married or divorced
   . Added a child to your family
   . Made a significant change in employment
   . Entered or moved significantly closer to retirement
   . Experienced a serious illness or death in the family
   . Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

Economic Update - Columbia U.S. Treasury Index Fund


  Summary

  For the 12-month period ended March 31, 2007

 . Investment-grade bonds rebounded as yields declined, lifting the Lehman
   Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

                    Lehman                                         Merrill Lynch
                     Index                                             Index

                                      [GRAPHIC]                                         [GRAPHIC]


                     6.59%                                            11.45%

 . The broad US stock market, as measured by the S&P 500 Index, returned
   11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

                   S&P Index                                        MSCI Index

                                      [GRAPHIC]                                         [GRAPHIC]


                    11.83%                                            20.20%

  The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
  The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.
  The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.
  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
  (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.
  Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice -- to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back
Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note/1/, a bellwether for the bond market, ended the 12-month period at 4.63% -- somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

Despite late set-back, stocks moved solidly higher
Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.


/1/10-year Treasury note used solely as a benchmark for long-term interest rates.
Past performance is no guarantee of future results.

Performance Information - Columbia U.S. Treasury Index Fund

  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                                 Annual operating expense ratio

                                 Class A          0.66%
                                 Class B          1.41%
                                 Class C          1.41%
                                 Class Z          0.43%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.


                           Growth of a $10,000
                           investment 04/01/97 -
                           03/31/07

                                    [CHART]
             Class A          Class A          Citigroup
             shares without   shares with      Bond U.S.
             Sales charge     Sales charge     Treasury Index
             --------------   --------------   --------------
                  10,000        9,525            10,000
 4/30/1997        10,132        9,651            10,138
 5/31/1997        10,216        9,731            10,227
 6/30/1997        10,319        9,829            10,342
 7/31/1997        10,618       10,113            10,639
 8/31/1997        10,509       10,010            10,529
 9/30/1997        10,666       10,159            10,690
10/31/1997        10,845       10,330            10,876
11/30/1997        10,909       10,391            10,933
12/31/1997        11,017       10,494            11,050
 1/31/1998        11,178       10,647            11,220
 2/28/1998        11,145       10,616            11,184
 3/31/1998        11,171       10,640            11,217
 4/30/1998        11,216       10,683            11,267
 5/31/1998        11,337       10,798            11,382
 6/30/1998        11,457       10,913            11,514
 7/31/1998        11,471       10,926            11,532
 8/31/1998        11,777       11,218            11,842
 9/30/1998        12,095       11,520            12,173
10/31/1998        12,065       11,492            12,131
11/30/1998        12,055       11,483            12,133
12/31/1998        12,092       11,518            12,156
 1/31/1999        12,140       11,563            12,230
 2/28/1999        11,835       11,273            11,920
 3/31/1999        11,882       11,318            11,968
 4/30/1999        11,905       11,339            11,994
 5/31/1999        11,793       11,233            11,888
 6/30/1999        11,747       11,189            11,858
 7/31/1999        11,748       11,190            11,848
 8/31/1999        11,738       11,180            11,851
 9/30/1999        11,829       11,267            11,943
10/31/1999        11,842       11,280            11,958
11/30/1999        11,818       11,257            11,935
12/31/1999        11,746       11,188            11,858
 1/31/2000        11,759       11,201            11,887
 2/29/2000        11,936       11,369            12,065
 3/31/2000        12,166       11,588            12,304
 4/30/2000        12,143       11,566            12,267
 5/31/2000        12,134       11,558            12,286
 6/30/2000        12,341       11,755            12,493
 7/31/2000        12,464       11,872            12,621
 8/31/2000        12,650       12,049            12,805
 9/30/2000        12,662       12,061            12,816
10/31/2000        12,776       12,170            12,941
11/30/2000        13,038       12,419            13,205
12/31/2000        13,290       12,659            13,457
 1/31/2001        13,379       12,744            13,562
 2/28/2001        13,538       12,895            13,727
 3/31/2001        13,579       12,934            13,773
 4/30/2001        13,413       12,776            13,603
 5/31/2001        13,453       12,814            13,650
 6/30/2001        13,517       12,875            13,721
 7/31/2001        13,853       13,195            14,061
 8/31/2001        14,022       13,356            14,242
 9/30/2001        14,254       13,577            14,472
10/31/2001        14,646       13,950            14,865
11/30/2001        14,274       13,596            14,504
12/31/2001        14,127       13,456            14,365
 1/31/2002        14,217       13,542            14,458
 2/28/2002        14,342       13,661            14,592
 3/31/2002        13,991       13,326            14,236
 4/30/2002        14,335       13,654            14,585
 5/31/2002        14,412       13,728            14,670
 6/30/2002        14,595       13,902            14,877
 7/31/2002        14,944       14,234            15,226
 8/31/2002        15,250       14,526            15,548
 9/30/2002        15,653       14,910            15,966
10/31/2002        15,479       14,744            15,784
11/30/2002        15,312       14,585            15,634
12/31/2002        15,693       14,948            16,036
 1/31/2003        15,643       14,900            15,984
 2/28/2003        15,909       15,153            16,261
 3/31/2003        15,822       15,070            16,193
 4/30/2003        15,904       15,149            16,269
 5/31/2003        16,348       15,571            16,742
 6/30/2003        16,240       15,468            16,637
 7/31/2003        15,520       14,783            15,908
 8/31/2003        15,595       14,854            16,002
 9/30/2003        16,055       15,292            16,483
10/31/2003        15,812       15,061            16,235
11/30/2003        15,812       15,061            16,257
12/31/2003        15,952       15,194            16,402
 1/31/2004        16,074       15,311            16,540
 2/29/2004        16,267       15,495            16,741
 3/31/2004        16,407       15,628            16,901
 4/30/2004        15,871       15,117            16,358
 5/31/2004        15,820       15,068            16,304
 6/30/2004        15,871       15,117            16,373
 7/31/2004        16,025       15,263            16,522
 8/31/2004        16,342       15,566            16,862
 9/30/2004        16,376       15,598            16,906
10/31/2004        16,486       15,703            17,039
11/30/2004        16,265       15,492            16,811
12/31/2004        16,406       15,627            16,977
 1/31/2005        16,533       15,747            17,101
 2/28/2005        16,382       15,604            16,961
 3/31/2005        16,328       15,553            16,905
 4/30/2005        16,607       15,819            17,201
 5/31/2005        16,798       16,001            17,414
 6/30/2005        16,896       16,093            17,522
 7/31/2005        16,656       15,865            17,284
 8/31/2005        16,911       16,108            17,562
 9/30/2005        16,686       15,893            17,329
10/31/2005        16,539       15,753            17,192
11/30/2005        16,608       15,820            17,278
12/31/2005        16,776       15,979            17,452
 1/31/2006        16,709       15,915            17,400
 2/28/2006        16,731       15,936            17,429
 3/31/2006        16,555       15,769            17,243
 4/30/2006        16,471       15,688            17,172
 5/31/2006        16,467       15,685            17,181
 6/30/2006        16,527       15,742            17,234
 7/31/2006        16,715       15,921            17,448
 8/31/2006        16,953       16,147            17,704
 9/30/2006        17,092       16,280            17,867
10/31/2006        17,186       16,369            17,958
11/30/2006        17,344       16,520            18,145
12/31/2006        17,194       16,378            17,998
 1/31/2007        17,160       16,345            17,967
 2/28/2007        17,448       16,620            18,266
 3/31/2007        17,428       16,598            18,253

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Citigroup Bond U.S. Treasury Index is an index composed of all US Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                          Performance of a $10,000 investment 04/01/97 - 03/31/07 ($)
                          Sales charge            without            with
                            Class A               17,428             16,598
                            Class B               16,873             16,873
                            Class C               16,982             16,982
                            Class Z               17,609                n/a

        Average annual total return as of 03/31/07 (%)

        Share class  A             B              C             Z
        ----------------------------------------------------------------
        Inception    11/25/02      11/25/02       11/25/02      06/04/91
        ----------------------------------------------------------------
        Sales charge without  with without  with  without  with without
        1-year       5.30     0.31 4.52     -0.48 4.67     3.67 5.53
        5-year       4.49     3.48 3.82      3.47 3.95     3.95 4.71
        10-year      5.71     5.20 5.37      5.37 5.44     5.44 5.82

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.
Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details.
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares
The returns of Class A, Class B and Class C shares include returns of the fund's Class Z shares (the oldest existing fund share class) for periods prior to the inception of Class A, Class B and Class C shares, respectively. These returns have not been restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class Z shares and Class A, Class B or Class C shares. If differences in expenses had been reflected, the returns shown for Class A, Class B and Class C shares for periods prior to the inception of Class A, Class B and Class C shares, respectively, would have been lower. Class A, Class B and Class C shares were initially offered on November 25, 2002 and Class Z shares were initially offered on June 4, 1991.

Understanding Your Expenses - Columbia U.S. Treasury Index Fund


  Estimating your actual expenses

  To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

 . For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.
 . For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
 1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
 2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 - 03/31/07
        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
        Actual      Hypothetical    Actual   Hypothetical Actual  Hypothetical       Actual
Class A 1,000.00    1,000.00        1,019.90 1,021.94     3.02    3.02                0.60
Class B 1,000.00    1,000.00        1,016.11 1,018.20     6.79    6.79                1.35
Class C 1,000.00    1,000.00        1,016.80 1,018.95     6.03    6.04                1.20
Class Z 1,000.00    1,000.00        1,020.89 1,022.99     1.96    1.97                0.39

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report - Columbia U.S. Treasury Index Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

                           Net asset value per share
                           as of 3/31/07 ($)

                           Class A                 10.53
                           Class B                 10.53
                           Class C                 10.53
                           Class Z                 10.53
                           Distributions declared per share
                           04/01/06 - 3/31/07 ($)

                           Class A                  0.46
                           Class B                  0.38
                           Class C                  0.40
                           Class Z                  0.49
                           Maturity breakdown
                           as of 3/31/07 (%)

                           0-1 year                  0.8
                           1-2 years                22.7
                           2-3 years                10.6
                           3-4 years                 9.6
                           4-5 years                 9.8
                           5-7 years                 9.6
                           7-10 years               16.5
                           10-15 years               7.5
                           15-20 years               5.1
                           20-25 years               6.4
                           25 years and over         1.4
                           Asset allocation
                           as of 3/31/07 (%)

                           Government Issues        77.0
                           Cash and equivalents     23.0

  Maturity breakdown and asset allocation are calculated as a percentage of total investments.
  The fund is actively managed and the composition of its portfolio will change over time.

For the 12-month period that ended March 31, 2007, Columbia U.S. Treasury Index Fund's Class A shares returned 5.30% without sales charge. The fund's Class Z shares returned 5.53%. The fund's benchmark, the Citigroup Bond U.S. Treasury Index, posted a total return of 5.85% over the same period./1/ Fees generally accounted for the difference between the fund's return and that of the index. The fund incurs expenses while the index does not. The fund's return was slightly lower than the average return of its peer group, the Lipper General U.S. Treasury Funds Category, which was 5.69%./2/

A steady Fed helped raise Treasury bond prices
Treasury bond prices moved slightly higher for the 12-month period, but not in a straight line. During the first three months of the reporting period, the bond market retreated sharply as fixed-income investors began to fear that the Federal Reserve Board (the Fed) was prepared to continue to raise short-term interest rates. However, when the Fed held the line on additional rate hikes at its June 2006 meeting, bond prices moved higher before settling into a fairly narrow trading range for the remainder of the period.

Flight to quality late in the period
For most of the 12-month reporting period, investors were rewarded for taking on credit risk. Investment-grade corporate bonds outperformed comparable Treasury securities by nearly a full percentage point. However, this trend reversed itself during the first quarter of 2007, when the credit scares experienced by the subprime mortgage market created a flight-to-quality mindset that enabled Treasuries to keep pace with corporates.

Yields declined as prices rose
During the year, the average yield to maturity on the fund declined from 4.9% to 4.7%, consistent with a slight decline in interest rates across most maturity ranges. The fund's average maturity also declined from 7.1 years to
6.9 years because we reduced the fund's holdings in the 10+ year maturity range by approximately five percentage points and made a corresponding increase in the one-to-five-year range.

At the end of the period, bond yields were essentially flat across the maturity spectrum, with 30-year securities yielding only a quarter of a percentage point more than two-year securities. We believe this yield pattern suggests that the market is anticipating a slight decrease in short-term rates by the end of the year. While an unexpectedly weak economy could, in theory, force the Fed to lower rates more aggressively, we believe short rates and the overall bond market will be fairly stable in the year ahead.

/1/The Citigroup Bond U.S. Treasury Index is an index composed of all US
   Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
/2/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile - Columbia U.S. Treasury Index Fund


  Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Summary


  12-month return as of 03/31/07


                                         [GRAPHIC] +5.30%
                                                   Class A shares
                                                     (without sales charge)

                                         [GRAPHIC] +5.85%
                                                   Citigroup Bond U.S.
                                                   Treasury Index

  Management Style

  Fixed-Income Maturity
                             [GRAPHIC]



  Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.


Summary
.. For the 12-month period that ended March 31, 2007, the fund's class A shares returned 5.30% without sales charge.

.. The Federal Reserve Board kept short-term interest rates steady after June
  2006 and Treasury yields remained essentially flat across all maturities.

.. The fund shortened its maturity profile during the year, to stay in line with the pattern of new issuance within the Treasury market.

Portfolio Management
David Lindsay has managed the Columbia U.S. Treasury Index Fund since July 1994 and has been with the advisor or its predecessors or affiliate organizations since 1986.


Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.
The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.
The fund is subject to indexing risk; Your investment in the fund will typically decline in value when its index declines. Since the fund is designed to track its index, the fund cannot purchase other securities that may help offset declines in its index. In addition, because the fund may not hold all issues included in its index, may not always be fully invested, and bears transaction costs and expenses, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the US government or any agency.

Investment Portfolio - Columbia U.S. Treasury Index Fund
March 31, 2007

Government & Agency Obligations - 98.0%

                                                                            Par ($)    Value ($)
U.S. Treasury Bonds - 27.7% 12.000% 08/15/13 (a)                             3,175,000   3,477,492
                            7.500% 11/15/16 (a)                              6,150,000   7,473,929
                            8.750% 05/15/17 (a)                              1,330,000   1,758,197
                            7.875% 02/15/21 (a)                              6,000,000   7,794,372
                            8.125% 08/15/21 (a)                                950,000   1,264,242
                            7.250% 08/15/22 (a)                              2,350,000   2,939,152
                            6.875% 08/15/25 (a)                              3,600,000   4,439,811
                            6.125% 11/15/27 (a)                              5,450,000   6,292,194
                            5.250% 02/15/29 (a)                              2,750,000   2,870,956
                            4.500% 02/15/36 (a)                              2,150,000   2,027,046
                            ----------------------------------------------- ---------- -----------
                            U.S. Treasury Bonds Total                                   40,337,391
U.S. Treasury Notes - 70.3% 4.875% 04/30/08 (a)                              4,000,000   3,999,532
                            5.625% 05/15/08                                  4,815,000   4,854,310
                            4.125% 08/15/08 (a)                              4,400,000   4,362,873
                            3.125% 10/15/08 (a)                             13,300,000  12,987,756
                            4.625% 11/30/08 (a)                              2,950,000   2,947,926
                            2.625% 03/15/09 (a)                              3,650,000   3,517,403
                            5.500% 05/15/09                                  5,650,000   5,753,067
                            4.875% 08/15/09 (a)                              9,450,000   9,511,274
                            4.000% 04/15/10 (a)                              3,800,000   3,741,814
                            5.750% 08/15/10 (a)                              9,750,000  10,117,526
                            5.000% 08/15/11 (a)                             13,850,000  14,118,344
                            4.000% 11/15/12 (a)                              2,450,000   2,385,688
                            3.875% 02/15/13 (a)                              8,250,000   7,968,658
                            4.250% 08/15/14 (a)                              5,000,000   4,887,695
                            4.000% 02/15/15 (a)                              3,550,000   3,403,286
                            4.125% 05/15/15 (a)                                400,000     386,312
                            4.500% 02/15/16 (a)                              7,700,000   7,621,799
                            ----------------------------------------------- ---------- -----------
                            U.S. Treasury Notes Total                                  102,565,263
                            ----------------------------------------------- ---------- -----------
                            Total Government & Agency Obligations
                             (cost of $141,790,683)                                    142,902,654
                                                                            Shares
Securities Lending Collateral - 28.5%
                            State Street Navigator Securities Lending Prime
                              Portfolio (b)                                 41,524,419  41,524,419
                            ----------------------------------------------- ---------- -----------
                            Total Securities Lending Collateral
                             (cost of $41,524,419)                                      41,524,419

                                See Accompanying Notes to Financial Statements.

Columbia U.S. Treasury Index Fund March 31, 2007


                                                                                  Par ($)   Value ($)
Short-Term Obligation - 0.8%
                             Repurchase agreement with Fixed Income Clearing
                             Corp., dated 03/30/07, due 04/02/07 at 5.060%,
                             collateralized by a U.S. Agency Obligation maturing
                             02/15/19, market value of $1,241,082 (repurchase
                             proceeds $1,213,511)                                 1,213,000   1,213,000
                             ---------------------------------------------------- --------- -----------
                             Total Short-Term Obligation (cost of $1,213,000)                 1,213,000

                             ---------------------------------------------------- --------- -----------
                             Total Investments - 127.3% (cost of $184,528,102)(c)           185,640,073

                             ---------------------------------------------------- --------- -----------
                             Other Assets & Liabilities, Net - (27.3)%                      (39,811,425)

                             ---------------------------------------------------- --------- -----------
                             Net Assets - 100.0%                                            145,828,648

                              Notes to Investment Portfolio:
                           (a)All or a portion of this security was on loan at
                              March 31, 2007. The total market value of securities on loan at March 31, 2007 is $40,625,609.
                           (b)Investment made with cash collateral received
                              from securities lending activity.
                           (c)Cost for federal income tax purposes is
                              $185,797,932.

                              At March 31, 2007, the fund held investments in the following:

             Holdings by Revenue Source (unaudited) % of Net Assets
             -------------------------------------- ---------------
             U.S. Treasury Notes                          70.3
             U.S. Treasury Bonds                          27.7
                                                         -----
                                                          98.0
             Security Lending Collateral                  28.5
             Short-Term Obligation                        0 .8
             Other Assets & Liabilities, Net             (27.3)
                                                         -----
                                                         100.0
                                                         =====

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Columbia U.S. Treasury Index Fund

March 31, 2007

                                                                                                   ($)
Assets                    Investments, at cost                                                184,528,102
                                                                                              -----------
                          Investments, at value (including securities on loan of $40,625,609) 185,640,073
                          Cash                                                                        421
                          Receivable for:
                           Fund shares sold                                                       444,134
                           Interest                                                             1,562,830
                           Securities lending                                                       2,435
                          Expense reimbursement due from Investment Advisor                         6,473
                          Deferred Trustees' compensation plan                                     11,390
                          Other assets                                                              1,180
                          ------------------------------------------------------------------- -----------
                          Total Assets                                                        187,668,936

Liabilities               Collateral on securities loaned                                      41,524,419
                          Payable for:
                           Fund shares repurchased                                                 60,306
                           Distributions                                                          187,301
                           Investment advisory fee                                                 12,435
                           Administration fee                                                      37,270
                           Transfer agent fee                                                       4,117
                           Distribution and service fees                                            3,050
                          Deferred Trustees' fees                                                  11,390
                          ------------------------------------------------------------------- -----------
                          Total Liabilities                                                    41,840,288

                          ------------------------------------------------------------------- -----------
                          Net Assets                                                          145,828,648

Composition of Net Assets Paid-in capital                                                     149,551,742
                          Overdistributed net investment income                                (1,182,826)
                          Accumulated net realized loss                                        (3,652,239)
                          Net unrealized appreciation on investments                            1,111,971
                          ------------------------------------------------------------------- -----------
                          Net Assets                                                          145,828,648
Class A
                          Net assets                                                            5,235,479
                          Shares outstanding                                                      497,275
                          Net asset value per share                                                10.53 (a)
                          Maximum sales charge                                                       4.75%
                          Maximum offering price per share                                         11.06 (b)

Class B
                          Net assets                                                            1,488,253
                          Shares outstanding                                                      141,354
                          Net asset value and offering price per share                             10.53 (a)

Class C
                          Net assets                                                              972,888
                          Shares outstanding                                                       92,405
                          Net asset value and offering price per share                             10.53 (a)

Class Z
                          Net assets                                                          138,132,028
                          Shares outstanding                                                   13,119,688
                          Net asset value, offering and redemption price per share                  10.53

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Columbia U.S. Treasury Index Fund

For the Year Ended March 31, 2007

                                                                                                   ($)
Investment Income                Interest                                                           6,489,657
                                 Securities lending                                                    21,972
                                 ----------------------------------------------------------------- ----------
                                 Total Investment Income                                            6,511,629

Expenses                         Investment advisory fee                                              139,758
                                 Administration fee                                                   419,275
                                 Distribution fee:
                                  Class B                                                              11,387
                                  Class C                                                               8,463
                                 Service fee:
                                  Class A                                                               9,449
                                  Class B                                                               3,796
                                  Class C                                                               2,822
                                 Sub-account services fee - Class Z                                    50,926
                                 Trustees' fees                                                        13,913
                                 Other expenses                                                         1,961
                                 ----------------------------------------------------------------- ----------
                                 Total Operating Expenses                                             661,750
                                 Interest expense                                                         311
                                 ----------------------------------------------------------------- ----------
                                 Total Expenses                                                       662,061

                                 Fees and expenses waived or reimbursed by Investment Advisor         (84,754)
                                 Fees and expenses waived or reimbursed by Administrator - Class Z    (13,333)
                                 Fees waived by Distributor - Class C                                  (1,691)
                                 ----------------------------------------------------------------- ----------
                                 Net Expenses                                                         562,283

                                 ----------------------------------------------------------------- ----------
                                 Net Investment Income                                              5,949,346

Net Realized and Unrealized Gain Net realized loss on investments                                  (1,044,349)
(Loss) on Investments            Net change in unrealized appreciation on investments               2,522,659
                                 ----------------------------------------------------------------- ----------
                                 Net Gain                                                           1,478,310

                                 ----------------------------------------------------------------- ----------
                                 Net Increase Resulting from Operations                             7,427,656

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Columbia U.S. Treasury Index Fund



                                                                                         Year Ended March 31,
Increase (Decrease) in Net Assets                                                      2007 ($)     2006 ($)
Operations                        Net investment income                                  5,949,346    5,837,189
                                  Net realized loss on investments                      (1,044,349)    (358,055)
                                  Net change in unrealized appreciation (depreciation)
                                    on investments                                       2,522,659   (2,778,329)
                                  ---------------------------------------------------- -----------  -----------
                                  Net Increase Resulting from Operations                 7,427,656    2,700,805

Distributions Declared to         From net investment income:
Shareholders                       Class A                                                (167,113)    (168,812)
                                   Class B                                                 (55,696)     (52,104)
                                   Class C                                                 (43,017)     (37,133)
                                   Class Z                                              (6,185,851)  (6,086,330)
                                  ---------------------------------------------------- -----------  -----------
                                  Total Distributions Declared to Shareholders          (6,451,677)  (6,344,379)

Share Transactions                Class A:
                                   Subscriptions                                         3,315,677    3,047,725
                                   Distributions reinvested                                110,237      136,474
                                   Redemptions                                          (1,422,264)  (3,171,464)
                                  ---------------------------------------------------- -----------  -----------
                                   Net Increase                                          2,003,650       12,735

                                  Class B:
                                   Subscriptions                                           352,222      556,973
                                   Distributions reinvested                                 46,825       41,319
                                   Redemptions                                            (536,647)    (388,735)
                                  ---------------------------------------------------- -----------  -----------
                                   Net Increase (Decrease)                                (137,600)     209,557

                                  Class C:
                                   Subscriptions                                           697,196      789,893
                                   Distributions reinvested                                 35,264       33,338
                                   Redemptions                                            (835,950)    (599,602)
                                  ---------------------------------------------------- -----------  -----------
                                   Net Increase (Decrease)                                (103,490)     223,629

                                  Class Z:
                                   Subscriptions                                        25,060,964   22,817,562
                                   Distributions reinvested                              4,172,915    4,150,366
                                   Redemptions                                         (28,635,828) (38,881,587)
                                  ---------------------------------------------------- -----------  -----------
                                   Net Increase (Decrease)                                 598,051  (11,913,659)
                                  Net Increase (Decrease) from Share Transactions        2,360,611  (11,467,738)

                                  ---------------------------------------------------- -----------  -----------
                                  Total Increase (Decrease) in Net Assets                3,336,590  (15,111,312)

Net Assets                        Beginning of period                                  142,492,058  157,603,370
                                   End of period                                       145,828,648  142,492,058
                                   Overdistributed net investment income at end of
                                     period                                             (1,182,826)  (1,440,584)
                                  ---------------------------------------------------- -----------  -----------

                                See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) - Columbia U.S. Treasury Index
Fund


                                                        Year Ended March 31,
                                                        2007        2006

 Changes in Shares Class A:
                    Subscriptions                          315,530     284,145
                    Issued for distributions reinvested     10,511      12,720
                    Redemptions                           (135,801)   (299,053)
                   ------------------------------------ ----------  ----------
                    Net Increase (Decrease)                190,240      (2,188)

                   Class B:
                    Subscriptions                           33,772      51,875
                    Issued for distributions reinvested      4,468       3,853
                    Redemptions                            (51,444)    (36,604)
                   ------------------------------------ ----------  ----------
                    Net Increase (Decrease)                (13,204)     19,124

                   Class C:
                    Subscriptions                           67,302      73,666
                    Issued for distributions reinvested      3,362       3,108
                    Redemptions                            (79,758)    (56,379)
                   ------------------------------------ ----------  ----------
                    Net Increase (Decrease)                 (9,094)     20,395

                   Class Z:
                    Subscriptions                        2,391,750   2,127,992
                    Issued for distributions reinvested    398,207     386,340
                    Redemptions                         (2,747,815) (3,618,184)
                   ------------------------------------ ----------  ----------
                    Net Increase (Decrease)                 42,142  (1,103,852)

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
                                                                                               Period
                                                                                               Ended
                                                                Year Ended March 31,           March 31,
                                                       --------------------------------------  2003 (b)
                                                       2007       2006       2005     2004 (a) ---------
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.45     $10.72     $11.18   $11.25   $11.05

Income from Investment Operations:
Net investment income (c)                                0.42       0.39       0.35     0.35     0.19
Net realized and unrealized gain (loss) on investments   0.12      (0.24)     (0.41)    0.05     0.15
                                                       ------     ------     ------   ------   ------
Total from Investment Operations                         0.54       0.15      (0.06)    0.40     0.34

Less Distributions Declared to Shareholders:
From net investment income                              (0.46)     (0.42)     (0.40)   (0.47)   (0.14)

Net Asset Value, End of Period                         $10.53     $10.45     $10.72   $11.18   $11.25
Total Return (d)                                         5.30%(e)   1.38%(e)  (0.48)%   3.70%    3.12%(f)

Ratios to Average Net Assets/Supplemental Data:
Net operating Expenses                                   0.60%      0.63%      0.66%    0.66%    0.65%(g)
Interest Expense                                           --%(h)     --%(h)     --       --       --
Net expenses                                             0.60%      0.63%      0.66%    0.66%    0.65%(g)
Net investment income                                    4.05%      3.60%      3.22%    3.14%    4.86%(g)
Waiver/Reinbursement                                     0.06%      0.03%        --       --       --
Portfolio turnover rate                                    39%        36%        44%      42%      48%
Net assets, end of period (000's)                      $5,235     $3,208     $3,314   $2,625   $  477


(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using the average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(e)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Rounds to less than 0.01%.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:


Class B Shares
                                                                                               Period
                                                                                               Ended
                                                                Year Ended March 31,           March 31,
                                                       --------------------------------------  2003 (b)
                                                       2007       2006       2005     2004 (a) ---------
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.45     $10.72     $11.18   $11.25   $11.05

Income from Investment Operations:
Net investment income (c)                                0.35       0.31       0.27     0.27     0.17
Net realized and unrealized gain (loss) on investments   0.11      (0.24)     (0.41)    0.05     0.15
                                                       ------     ------     ------   ------   ------
Total from Investment Operations                         0.46       0.07      (0.14)    0.32     0.32

Less Distributions Declared to Shareholders:
From net investment income                              (0.38)     (0.34)     (0.32)   (0.39)   (0.12)

Net Asset Value, End of Period                         $10.53     $10.45     $10.72   $11.18   $11.25
Total Return (d)                                         4.52%(e)   0.62%(e)  (1.23)%   2.91%    2.87%(f)

Ratios to Average Net Assets/Supplemental Data:
Net operating Expenses                                   1.35%      1.38%      1.41%    1.41%    1.40%(g)
Interest Expense                                           --%(h)     --%(h)     --       --       --
Net expenses                                             1.35%      1.38%      1.41%    1.41%    1.40%(g)
Net investment income                                    3.31%      2.85%      2.48%    2.44%    4.25%(g)
Waiver/Reimbursement                                     0.06%      0.03%        --       --       --
Portfolio turnover rate                                    39%        36%        44%      42%      48%
Net assets, end of period (000's)                      $1,488     $1,615     $1,451   $1,574   $  678


(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using the average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:


Class C Shares
                                                                                               Period
                                                                                               Ended
                                                                Year Ended March 31,           March 31,
                                                       --------------------------------------  2003 (b)
                                                       2007       2006       2005     2004 (a) ---------
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.45     $10.72     $11.18   $11.25   $11.05

Income from Investment Operations:
Net investment income (c)                                0.36       0.32       0.29     0.28     0.27
Net realized and unrealized gain (loss) on investments   0.12      (0.23)     (0.41)    0.06     0.05
                                                       ------     ------     ------   ------   ------
Total from Investment Operations                         0.48       0.09      (0.12)    0.34     0.32

Less Distributions Declared to Shareholders:
From net investment income                              (0.40)     (0.36)     (0.34)   (0.41)   (0.12)

Net Asset Value, End of Period                         $10.53     $10.45     $10.72   $11.18   $11.25
Total Return (d)(e)                                      4.67%      0.77%     (1.07)%   3.07%    2.92%(f)

Ratios to Average Net Assets/Supplemental Data:
Net operating Expenses                                   1.20%      1.23%      1.26%    1.26%    1.25%(g)
Interest Expense                                           --%(h)     --%(h)     --       --       --
Net expenses                                             1.20%      1.23%      1.26%    1.26%    1.25%(g)
Net investment income                                    3.44%      3.01%      2.67%    2.56%    6.87%(g)
Waiver/Reimbursement                                     0.21%      0.18%      0.15%    0.15%    0.15%(g)
Portfolio turnover rate                                    39%        36%        44%      42%      48%
Net assets, end of period (000's)                      $  973     $1,060     $  869   $1,843   $  414


(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using the average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Rounds to less than 0.01%.

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:


Class Z Shares
                                                                          Year Ended March 31,
                                                       -------------------------------------------------------
                                                       2007         2006         2005       2004 (a)  2003 (b)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $  10.45     $  10.72     $  11.18   $  11.26  $  10.40

Income from Investment Operations:
Net investment income (c)                                  0.45         0.41         0.38       0.39      0.46
Net realized and unrealized gain (loss) on investments     0.12        (0.23)       (0.41)      0.03      0.90
                                                       --------     --------     --------   --------  --------
Total from Investment Operations                           0.57         0.18        (0.03)      0.42      1.36

Less Distributions Declared to Shareholders:
From net investment income                                (0.49)       (0.45)       (0.43)     (0.50)    (0.50)

Net Asset Value, End of Period                         $  10.53     $  10.45     $  10.72   $  11.18  $  11.26
Total Return (d)(e)                                        5.53%        1.62%       (0.25)%     3.85%    13.28%

Ratios to Average Net Assets/Supplemental Data:
Net operating Expenses                                     0.38%        0.39%        0.42%      0.42%     0.42%
Interest Expense                                             --%(f)       --%(f)       --         --        --
Net expenses                                               0.38%        0.39%        0.42%      0.42%     0.42%
Net investment income                                      4.28%        3.83%        3.47%      3.49%     4.21%
Waiver/Reimbursement                                       0.07%        0.04%        0.01%      0.01%       --%(f)
Portfolio turnover rate                                      39%          36%          44%        42%       48%
Net assets, end of period (000's)                      $138,132     $136,609     $151,969   $177,714  $183,042


(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)On November 25, 2002, the Galaxy II U.S. Treasury Index Fund was renamed Liberty U.S. Treasury Index Fund, Class Z shares.
(c)Per share data was calculated using the average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested.
(e)Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Columbia U.S. Treasury Index Fund

March 31, 2007

Note 1. Organization
Columbia U.S. Treasury Index Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal
The Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of the Citigroup Bond U.S. Treasury Index.

Fund Shares
The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class B shares are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia") has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or

Columbia U.S. Treasury Index Fund

March 31, 2007

restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition
Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values
All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclasses were identified and reclassified among the components of the Fund's net assets as follows:

                      Overdistributed Accumulated
                      Net Investment  Net Realized Paid-In
                      Income          Loss         Capital
                      $760,089        $(760,089)   $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

                                          March 31,  March 31,
                                          2007       2006
                 Distributions paid from:
                     Ordinary Income*     $6,451,677 $6,344,379

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Columbia U.S. Treasury Index Fund

March 31, 2007


As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-term     Unrealized
                   Income        Capital Gains Depreciation*
                   $198,020      $--           $(157,859)

*The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and differing treatment for discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes was:

                    Unrealized appreciation     $  1,724,575
                    Unrealized depreciation      (1,882,434)
                    Net unrealized depreciation $  (157,859)

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                  Year of Expiration Capital Loss Carryforward
                  2009                             $   388,326
                  2013                                 151,924
                  2014                                 790,826
                  2015                               1,853,769
                  Total                            $ 3,184,845

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, post-October capital losses of $379,673 attributed to security transactions were deferred to April 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Fund's average daily net assets.

Administration Fee
Columbia provides administrative services to the Fund pursuant to an administrative services agreement. Columbia, from the administration fee it receives from the Fund, pays all expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, annual sub-account fees payable with respect to shares of the Fund held by defined contribution plans, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise, including litigation expenses. Columbia receives a monthly administration fee for its services as administrator at the annual rate of 0.30% of the average daily net assets of the Fund.

Underwriting Discounts, Service and Distribution Fees
Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts $5,992 on sales of the Fund's Class A shares and net CDSC fees of $0, $5,923 and $0 on Class A, Class B and Class C share redemptions, respectively.

Columbia U.S. Treasury Index Fund

March 31, 2007


The Fund has adopted a Rule 12b-1 plan (the "Plan"), which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares of the Fund so that these fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Sub-Account Services Fee
The Trust may enter into agreements with one or more entities, including affiliates of Columbia, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") for a fee of $21.00 per-account with respect to Class Z shares of the Fund held by defined contribution plans. Such entities are compensated by the Fund for the Sub-Account Services. For the year ended March 31, 2007, the Administrator reimbursed the Fund for sub-account service fees in the amount of $13,333 for the Fund.

Fee Waivers
Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses to the extent that total expenses (exclusive of distribution and service fees, sub account service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed the annual rate of 0.35% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees
All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other
Columbia provides certain services to the Fund related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for such services are included as part of the administration fee.

Note 5. Portfolio Information
For the year ended March 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $54,715,213 and $53,371,320 respectively, all of which were U.S. Government securities.

Note 6. Line of Credit
The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

Columbia U.S. Treasury Index Fund

March 31, 2007


For the year ended March 31, 2007, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 5.60%

Note 7. Shares of Beneficial Interest
As of March 31, 2007, one shareholder held 32.4% of the shares outstanding. The shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Securities Lending
The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Disclosure of Significant Risks and Contingencies

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".
Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.
Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.
A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.
In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.
On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes

Columbia U.S. Treasury Index Fund

March 31, 2007

claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.
On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.
On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.
On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims. The settlement is subject to court approval.
In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On May 11, 2007, the District Court entered a preliminary approval order which granted preliminary approval of the settlement. A final settlement hearing, at which the District Court will determine whether the proposed settlement should be finally approved and the action dismissed on the merits with prejudice, is scheduled for September 18, 2007. The terms of the settlement, if finally approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not finally approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

Report Of Independent Registered Public Accounting Firm


To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

Fund Governance - Columbia U.S. Treasury Index Fund


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, address and year of birth,  Principal occupation(s) during past five years, Number
Position with funds, Year first   of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/ trustee, Other directorships held

Douglas A. Hacker (Born 1955)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Independent business executive since May, 2006;
Advisors, LLC                     Executive Vice President-Strategy of United Airlines
One Financial Center              (airline) from December, 2002 to May, 2006; President
Boston, MA 02111                  of UAL Loyalty Services (airline marketing company)
Trustee (since 1996)              from September, 2001 to December, 2002; Executive Vice
                                  President and Chief Financial Officer of United
                                  Airlines from July, 1999 to September, 2001. Oversees
                                  75, Nash Finch Company (food distributor); Aircastle
                                  Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Deputy General Counsel-Corporate Legal Services,
Advisors, LLC                     ConocoPhillips (integrated petroleum company) since
One Financial Center              August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason
Boston, MA 02111                  & Gette LLP (law firm) from March, 2005 to July, 2006;
Trustee (since 1996)              Adjunct Professor of Law, Northwestern University,
                                  from September, 2004 to June, 2006, Director, UAL
                                  Corporation (airline) from February, 2006 to July,
                                  2006; Chief Administrative Officer and Senior Vice
                                  President, Kmart Holding Corporation (consumer goods),
                                  from September, 2003 to March, 2004; Executive Vice
                                  President-Corporate Development and Administration,
                                  General Counsel and Secretary, Kellogg Company (food
                                  manufacturer), from September, 1999 to August, 2003.
                                  Oversees 75, None

Richard W. Lowry (Born 1936)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Private Investor since August, 1987 (formerly Chairman
Advisors, LLC                     and Chief Executive Officer, U.S. Plywood Corporation
One Financial Center              (building products manufacturer) until 1987). Oversees
Boston, MA 02111                  75, None
Trustee (since 1995)

Charles R. Nelson (Born 1943)
-----------------------------------------------------------------------------------------
c/o Columbia Management           Professor of Economics, University of Washington,
Advisors, LLC                     since January, 1976; Ford and Louisa Van Voorhis
One Financial Center              Professor of Political Economy, University of
Boston, MA 02111                  Washington, since September, 1993; Director, Institute
Trustee (since 1981)              for Economic Research, University of Washington from
                                  September, 2001 to June, 2003; Adjunct Professor of
                                  Statistics, University of Washington, since September,
                                  1980; Associate Editor, Journal of Money Credit and
                                  Banking, since September, 1993; Consultant on
                                  econometric and statistical matters. Oversees 75, None

Fund Governance (continued) - Columbia U.S. Treasury Index Fund



  Independent Trustees

Name, address and year of birth,     Principal occupation(s) during past five years, Number
Position with funds, Year first      of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/    trustee, Other directorships held

John J. Neuhauser (Born 1942)
--------------------------------------------------------------------------------------------
c/o Columbia Management              University Professor, Boston College since November,
Advisors, LLC                        2005; Academic Vice President and Dean of Faculties,
One Financial Center                 Boston College from August, 1999 to October, 2005.
Boston, MA 02111                     Oversees 75, None
Trustee (since 1985)

Patrick J. Simpson (Born 1944)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Partner, Perkins Coie LLP (law firm). Oversees 75, None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

Thomas E. Stitzel (Born 1936)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Business Consultant since 1999; Chartered Financial
Advisors, LLC                        Analyst. Oversees 75, None
One Financial Center
Boston, MA 02111
Trustee (since 1998)

Thomas C. Theobald (Born 1937)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Partner and Senior Advisor, Chicago Growth Partners
Advisors, LLC                        (private equity investing) since September, 2004;
One Financial Center                 Managing Director, William Blair Capital Partners
Boston, MA 02111                     (private equity investing) from September, 1994 to
Trustee and Chairman of the Board/2/ September, 2004. Oversees 75, Anixter International
(since 1996)                         (network support equipment distributor); Ventas, Inc.
                                     (real estate investment trust); Jones Lang LaSalle
                                     (real estate management services); Ambac Financial
                                     Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
--------------------------------------------------------------------------------------------
c/o Columbia Management              Retired since 1997 (formerly General Manager, Global
Advisors, LLC                        Education Industry, IBM Corporation (computer and
One Financial Center                 technology) from 1994 to 1997). Oversees 75, None
Boston, MA 02111
Trustee (since 1998)

Fund Governance (continued) - Columbia U.S. Treasury Index Fund



  Interested Trustee

Name, address and year of birth,  Principal occupation(s) during past five years, Number
Position with funds, Year first   of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/1/ trustee, Other directorships held

  William E. Mayer (Born 1940)
-----------------------------------------------------------------------------------------
  c/o Columbia Management         Partner, Park Avenue Equity Partners (private equity)
  Advisors, LLC                   since February, 1999; Dean and Professor, College of
  One Financial Center            Business, University of Maryland, 1992 to 1997.
  Boston, MA 02111                Oversees 75, Lee Enterprises (print media), WR
  Trustee/3/ (since 1994)         Hambrecht + Co. (financial service provider); Reader's
                                  Digest (publishing)

/1/In December 2000, the boards of each of the former Liberty Funds and former
   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
/2/Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.
/3/Mr. Mayer is an "interested person" (as defined in the Investment Company
   Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Fund and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued) - Columbia U.S. Treasury Index Fund


  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 President - Columbia Funds, since October 2004;
Boston, MA 02111                     Managing Director - Columbia Management Advisors, LLC,
President (since 2004)               since September 2004; Senior Vice President - Columbia
                                     Management Distributors, Inc., since January 2005;
                                     Director - Columbia Management Services, Inc., since
                                     January 2005; Director - Bank of America Global
                                     Liquidity Funds, plc and Banc of America Capital
                                     Management (Ireland), Limited, since May 2005;
                                     Director - FIM Funding, Inc., since January 2005;
                                     President and Chief Executive Officer - CDC IXIS AM
                                     Services, Inc. (asset management), from September 1998
                                     through August 2004; and a senior officer or director
                                     of various other Bank of America-affiliated entities,
                                     including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Treasurer - Columbia Funds, since October 2003;
Boston, MA 02111                     Treasurer - the Liberty Funds, Stein Roe Funds and
Senior Vice President, Chief         Liberty All-Star Funds, December 2000 - December 2006;
Financial Officer and Treasurer      Vice President - Columbia Management Advisors, Inc.,
(since 2000)                         since April 2003; President - Columbia Funds, Liberty
                                     Funds and Stein Roe Funds, February 2004 to October
                                     2004; Treasurer - Galaxy Funds, September 2002 to
                                     December 2005; Treasurer, December 2002 to December
                                     2004, and President, February 2004 to December 2004 -
                                     Columbia Management Multi-Strategy Hedge Fund, LLC;
                                     and a senior officer of various other Bank of
                                     America-affiliated entities, including other
                                     registered and unregistered funds.

Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Director (Columbia Management Group LLC and Investment
Boston, MA 02111                     Product Group Compliance), Bank of America since June
Senior Vice President, Chief         2005; Director of Corporate Compliance and Conflicts
Compliance Officer (since 2007)      Officer, MFS Investment Management (investment
                                     management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2004)     Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller of the Advisor from
Deputy Treasurer (since 2006)        October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

Fund Governance (continued) - Columbia U.S. Treasury Index Fund


  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, Year
first elected or appointed to office

   Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Head of Tax/Compliance and Assistant
   Deputy Treasurer (since 2006)     Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice President
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President-Trustee Reporting of the
   Controller (since 2006)           Advisor from April, 2002 to October, 2004; Management
                                     Consultant, PricewaterhouseCoopers (independent
                                     registered public accounting firm) prior to October,
                                     2002.

Board Consideration and Approval of
Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by
Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

1CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
2I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1. Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

    Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2. Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

    Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3. Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

    Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4. Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

    Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5. Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

    Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6. Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

    Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General
1. Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2. In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3. The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4. The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5. The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6. The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies
7. The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8. The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9. The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10. The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11. CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
12. CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13. The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1. Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2. Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3. Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4. Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5. Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6. Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7. Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix


Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1. Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5. Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6. Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7. Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8. Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9. Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

Columbia U.S. Treasury Index Fund

  Transfer Agent

  Columbia Management Services, Inc.
  P.O. Box 8081
  Boston, MA 02266-8081
  1-800-345-6611

  Distributor

  Columbia Management
  Distributors, Inc.
  One Financial Center
  Boston, MA 02111

  Investment Advisor

  Columbia Management Advisors, LLC
  100 Federal Street
  Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.
Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia U.S. Treasury Index Fund

Annual Report - March 31, 2007
[LOGO] Columbia Management(R)

(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800-345-6611 www.columbiafunds.com

SHC - 42/130008-0307 (05/07) 07-37586

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

                          2007                 2006
                        $112,800             $104,700

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

                          2007                 2006
                         $16,400              $27,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2007 and 2006, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 Audit-Related Fees also includes agreed-upon procedures related to a fund merger.

During the fiscal years ended March 31, 2007 and March 31, 2006, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

                          2007                 2006
                         $26,500              $20,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2007 and 2006, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended March 31, 2007 and March 31, 2006, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

                          2007                 2006
                          $900                $1,900

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above. In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant's anti-money laundering program.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

                          2007                 2006
                        $849,100             $361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant's transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2007 and March 31, 2006 was zero.

(f)Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

                          2007                 2006
                        $892,900             $411,000

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

    (a)The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

    (b)There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Columbia Funds Series Trust I
                         ---------------------------------------

By (Signature and Title) /s/ Christopher L. Wilson
                         ---------------------------------------
                         Christopher L. Wilson, President

Date                     May 25, 2007
                         ---------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher L. Wilson
                         ---------------------------------------
                         Christopher L. Wilson, President

Date                     May 25, 2007
                         ---------------------------------------

By (Signature and Title) /s/ J. Kevin Connaughton
                         ---------------------------------------
                         J. Kevin Connaughton, Treasurer

Date                     May 25, 2007
                         ---------------------------------------